UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06352

Voya Series Fund, Inc.
(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, MD 21202
(Name and address of agent for service)

Registrant’s telephone number, including area code:	1-800-992-0180

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2016

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e -1):

Annual Report
May 31, 2016
Classes A, B, C, I, O, R, R6 and W
Domestic Equity and Growth Funds
■
Voya Corporate Leaders® 100 Fund

■
Voya Small Company Fund

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This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

President’s Letter

Brexit, and what comes after
Dear Shareholder,
Up until mid-June few thought the so-called “Brexit” referendum, on whether the UK should exit or remain in the European Union (“EU”), would have consequences beyond fluctuations in the pound. That changed, however, as momentum shifted toward the “leave” vote. The run-up to the vote saw a broad flight to safety, with slumping stock prices, increasing currency volatility, rising gold prices and newly-low bond yields. The U.S. Federal Reserve Board cited Brexit uncertainty as one of the factors influencing its decision not to hike interest rates in June.
Right up to the poll closings on the eve of June 23rd, pundits thought the “remain” vote would prevail; their expectations were dashed as “leave” took a lead. Markets woke to a nightmare come true on Friday, June 24th: a global sell-off in risk markets, most pronounced in peripheral European and Japanese equities, the British pound and global bank shares. Once the dust settled, markets in Europe had lost close to nine percent, Japan nearly eight percent and the pound eight percent.
That said, equity markets experienced a rapid rebound with both the S&P 500 and Dow Jones Industrial average regaining their footing by month-end. This is evidence that while Brexit represents a shock to the global economy, the rest of the world may not have to follow suit.
By the time you read this, at least a few weeks will have elapsed and the ripples from Brexit have begun to subside. Still, it’s important to keep in mind that stresses such as this call for calm thinking. You may have seen your portfolio valuations fluctuate and been tempted to change your strategy in hopes of sidestepping potential losses. We believe you should keep focused on achieving your long-term goals, don’t get distracted by trying to avoid near-term losses. Stay well-diversified; if you are concerned about volatility, consult with your financial advisor before taking any actions.
At Voya Investment Management, we seek to be a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
June 28, 2016
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

Market Perspective: Year Ended May 31, 2016

In our semi-annual report, we described how markets in global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, were shaken in August when China announced a 2% devaluation of the yuan, yet staged a strong recovery in October. But this was stalling by the end of November and started to unravel in December. Concerns intensified into February before a dramatic rally left the Index down just 4.27% for the fiscal year. (The Index returned -3.96% for the year ended May 31, 2016, measured in U.S. dollars.)
U.S. economic data were mixed during the period. One island of fairly consistent optimism was employment. The May report was somewhat disappointing by itself, but indicated that new jobs were still averaging 200,000 per month with the unemployment rate down to 4.98%. But the good news was like an island because it seemed to end at the water’s edge with little of it exported to other areas of economic activity like wages, prices and retail sales.
The Federal Open Market Committee (“FOMC”) continually referred to employment in its deliberations and the concern was that this would be used to justify more interest rate increases than the economy could bear. The FOMC on December 16 announced a 0.25% increase in the federal funds rate as a first step in normalizing policy, with FOMC members forecasting four additional rate increases in 2016. This was a prospect condemned by many as detached from reality, to the point of risking recession.
So investor sentiment started 2016 in rather a sour mood and this quickly deteriorated.
Indeed the economic news out of the U.S. in January did nothing to dispel the fears. The purchasing managers’ index in the manufacturing sector indicated contraction in these industries. Industrial production was falling, as were retail sales. Consumer prices were barely moving: the headline index only rose 0.7% in 2015, the smallest increase since 2008. Gross Domestic Product (“GDP”) in the U.S. was estimated to have grown at a scant 0.7% annual rate in the fourth quarter of 2015.
One reason for sluggish headline inflation the world over was falling energy prices, which had resumed their decline in late 2015 and into 2016, driven to repeated multi-year lows by faltering demand and uncontrollable supply. Inflation was practically non-existent and negative bond yields were increasingly common, encouraged and defended by central banks in Europe and Japan, even as the FOMC seemed headed in the opposite direction. This “policy divergence” among increasingly powerless central banks was to many commentators an unstable dynamic which could only end badly.
The perception of divergence and the general pessimism were made worse by events in China, amid fears that the economy was slowing faster than anyone would admit. Rattled by the global market reaction to their clumsy attempt at currency devaluation in August, the authorities were spending about $100bn per month in foreign exchange reserves to keep the yuan steady. On January 7, China set the yuan sharply lower, suggesting that they were now reconciled to further devaluation. A few days earlier, a new bout of panic in the Chinese stock market triggered a recently introduced circuit-breaker, which was then quickly abandoned as counter-productive. Perceptions of incompetence were rife, straining investor confidence even more.
Exactly why many markets hit bottom on February 11 is not clear. At around this time and subsequently, FOMC Chair Yellen reiterated expectations for gradual tightening and downplayed recession risks. Yet by May FOMC officials were talking about two to three increases in 2016, starting soon. China set a GDP growth target of 6.5% to 7.0% for 2016 and hinted that the yuan had fallen far enough. China’s foreign exchange reserves stabilized. Major oil producing nations failed to agree to curtail oil production, and the market shrugged it off; the price of a barrel of oil soared 87% between February 11 and May 31. The Index, down nearly 17% for the fiscal year, regained almost 15% over the same period.
In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) added 2.99% in the fiscal year, the Barclays U.S. Treasury Bond sub-index added 3.01%. The Barclays U.S. Corporate Investment Grade Bond sub-index rose 3.62%, while the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) lost just 0.77%, having been down nearly 13% on February 11.
U.S. equities, represented by the S&P 500® Index including dividends, gained 1.72% for the twelve months, 15.43% after February 11, paced by the more defensive utilities 14.62% and telecoms 11.80%. The worst performing sector was energy, down 10.13% for the year, but up 23.52% from February 11. In total, S&P 500® earnings per share suffered their fourth consecutive year-over-year decline in the first quarter of 2016.
In currencies, the dollar ultimately suffered from reduced expectations for U.S. interest rate increases and a growing skepticism about the effectiveness of euro zone and Japanese quantitative easing. The dollar lost 2.64% against the euro over the fiscal year, 11.45% against the yen, but advanced 5.34% against the pound as latterly the possibility of Britain’s exit from the European Union loomed larger.
In international markets, the MSCI Japan® Index slumped 17.99% in the 12 months through May, as the yen rose sharply, threatening yen-denominated profitability. The MSCI Europe ex UK® Index lost 8.99%, with the financials sector hard hit by the margin-squeezing effect of low interest rates. Pharmaceutical and auto companies also lagged. The MSCI UK® Index, fell 7.86%. Its financials also suffered from low interest rates, while its heavily weighted miners and oil companies were under pressure from historically low commodities prices.
Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.
Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 2000® Index	An unmanaged index that measures the performance of securities of small U.S. companies.
S&P 100 Index	The S&P 100 Index, a sub-set of the S&P 500®, measures the performance of large cap companies in the United States. The Index comprises 100 major, blue chip companies across multiple industry groups.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

Voya Corporate Leaders® 100 Fund	Portfolio Managers’ Report

Sector Diversification as of May 31, 2016 (as a percentage of net assets)

Financials	16.4%
Information Technology	14.7%
Health Care	14.2%
Industrials	13.7%
Consumer Discretionary	13.5%
Consumer Staples	10.5%
Energy	7.3%
Utilities	3.8%
Materials	3.1%
Telecommunication Services	1.9%
Assets in Excess of Other Liabilities*	0.9%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Corporate Leaders® 100 Fund (the “Fund” or “Corporate Leaders® 100”) seeks to outperform the S&P 500® Index. Under normal market conditions, the Fund invests primarily in equity securities of issuers listed on the S&P 100 Index. The Fund is managed by Vincent Costa, CFA, Steve Wetter and Kai Yee Wong, Portfolio Managers, of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.
Performance: For the year ended May 31, 2016, the Fund’s Class A shares, excluding sales charges, provided a total return of  -0.50% compared to the S&P 500® Index, which returned 1.72% for the same period.
Portfolio Specifics: On the sector level, holdings within the energy and financials sectors detracted the most value. Among the key individual detractors for the period were overweight positions in Anadarko Petroleum Corporation, Devon Energy Corporation and ConocoPhillips. Conversely, holdings in the consumer discretionary, information technology and materials sectors contributed the most to relative performance. Among the largest individual contributors was an underweight position in Apple Inc. and overweight positions in Raytheon Company and Lockheed Martin Corporation.
As of the end of the reporting period, the strategy’s largest sector overweights were among the industrials and consumer discretionary sectors; the largest underweights were among the information technology and telecommunication services sectors. Sector exposures are purely a function of the strategy’s rules-based investment discipline and are not actively managed.
Top Ten Holdings as of May 31, 2016 (as a percentage of net assets)

Monsanto Co.	1.2%
Amazon.com, Inc.	1.2%
Halliburton Co.	1.1%
Pfizer, Inc.	1.1%
Biogen, Inc.	1.1%
Bank of New York Mellon Corp.	1.1%
Bristol-Myers Squibb Co.	1.1%
Citigroup, Inc.	1.1%
AbbVie, Inc.	1.1%
Occidental Petroleum Corp.	1.1%
Portfolio holdings are subject to change daily.
Current Strategy and Outlook: The Fund’s investment strategy follows a strict rules-based approach. It starts by holding equal-weighted positions in the stocks of the S&P 100 Index at the beginning of each calendar quarter (implying that each holding represents approximately 1% of the portfolio). On a quarterly basis, if the value of a security rises by more than 50%, the position size is reduced to 1%, and if the value of a security falls more than 30%, the position is sold. The Fund is rebalanced quarterly in order to realign the strategy’s holdings to its initial 1% weightings.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya Corporate Leaders® 100 Fund

Average Annual Total Returns for the Periods Ended May 31, 2016
	1 Year	5 Year	Since Inception of Classes A, B, C, I, and W June 30, 2008	Since Inception of Classes O and R March 23, 2012
Including Sales Charge:
Class A(1)	-6.19%	9.62%	8.21%	—
Class B(2)	-6.18%	9.84%	8.24%	—
Class C(3)	-2.13%	10.30%	8.38%	—
Class I	-0.18%	11.24%	9.30%	—
Class O	-0.62%	—	—	11.86%
Class R	-0.88%	—	—	11.61%
Class R6(4)	-0.23%	11.24%	9.30%	—
Class W	-0.23%	11.19%	9.29%	—
Excluding Sales Charge:
Class A	-0.50%	10.92%	9.03%	—
Class B	-1.26%	10.11%	8.24%	—
Class C	-1.15%	10.30%	8.38%	—
Class I	-0.18%	11.24%	9.30%	—
Class O	-0.62%	—	—	11.86%
Class R	-0.88%	—	—	11.61%
Class R6(4)	-0.23%	11.24%	9.30%	—
Class W	-0.23%	11.19%	9.29%	—
S&P 500® Index	1.72%	11.67%	8.79%	12.57%
Based on a $10,000 investment, the graph and table above illustrate the total return of Voya Corporate Leaders® 100 Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)
Class R6 incepted on October 1, 2014. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Voya Small Company Fund	Portfolio Managers’ Report

Sector Diversification as of May 31, 2016 (as a percentage of net assets)

Financials	26.5%
Information Technology	18.1%
Industrials	15.3%
Consumer Discretionary	12.0%
Health Care	10.2%
Materials	5.4%
Energy	3.3%
Consumer Staples	2.9%
Exchange-Traded Funds	1.8%
Utilities	1.6%
Assets in Excess of Other Liabilities*	2.9%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Small Company Fund (the “Fund” or “Small Company”) seeks growth of capital primarily through investment in a diversified portfolio of common stock of companies with smaller market capitalizations. The Fund is managed by Joseph Basset, CFA, and James Hasso, Portfolio Managers, of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.*
Performance: For the year ended May 31, 2016, the Fund’s Class A shares, excluding sales charges, provided a total return of 0.17% compared to the Russell 2000® Index (the “Index” or “Russell 2000®”), which returned -5.97% for the same period.
Portfolio Specifics: The Fund outperformed the Index due to favorable stock selection and sector allocation. In particular, stock selection within the capital goods sector generated the greatest outperformance. An underweight allocation to and stock selection within the pharmaceutical and biotechnology sector also added value. Conversely, an underweight allocation to and stock selection within the banks sector as well as stock selection within the consumer services sector detracted the most from performance. A modest allocation to cash, while within the typical range, was also a headwind during the period.
Among the main individual contributors to performance were CyrusOne, Inc. (“Cyrus”) and Universal Forest Products, Inc. (“Universal”).
Within the real estate sector, an overweight position in Cyrus, a company that operates and develops data center properties contributed positively to performance during the period. Shares rose largely due to increased demand for data center space and the company’s unveiling of a plan to double its size over the next five years both organically and through merger and acquisition activities. Furthermore, in addition to an improving and more diversified client list, Cyrus is trading at a discount relative to its peers and witnessing multiple expansion.
An overweight position in Universal, a company that provides capital, management and administrative resources to subsidiaries that supply wood products, contributed to performance during the period. Shares reacted positively to strong third quarter of 2015 results in addition to anticipated continued future growth. Furthermore, given its solid balance sheet, we believe that Universal is well-positioned for future acquisitions.
Among the key detractors for the period were Unit Corporation (“Unit”) and OneMain Holdings, Inc. (“OneMain”).
Top Ten Holdings as of May 31, 2016* (as a percentage of net assets)

iShares Russell 2000 ETF	1.8%
CyrusOne, Inc.	1.1%
Olin Corp.	1.1%
Clarcor, Inc.	1.1%
Webster Financial Corp.	1.1%
Jack in the Box, Inc.	1.0%
QTS Realty Trust, Inc.	1.0%
Blackhawk Network Holdings, Inc.	1.0%
Simmons First National Corp.	1.0%
Q2 Holdings, Inc.	1.0%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
An overweight position in diversified energy company, Unit, detracted value during the period. Unit shares have declined during the period due to the difficult environment for both the drilling and exploration and production segments and general weakness within the energy sector.
Owning non-benchmark name within the diversified financials sector, OneMain, detracted value during the period. Shares declined due to concerns of an economic slowdown and how it will impact OneMain’s primary user, the lower end consumer.
Current Strategy and Outlook: We continue to monitor changes occurring globally, actions at central banks and overall economic data. Our Fund positioning has not changed significantly. We seek to remain nimble and continue to focus on quality companies, such as those that, in our opinion, have strong managements, solid balance sheets and good cash flow generation capabilities. Going forward, we believe the Fund is well positioned, as we think that investors will continue to focus on companies’ fundamentals due to ongoing economic uncertainty.

*
Effective June 30, 2015, Steve Salopek retired from Voya Investment Management Co. LLC.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya Small Company Fund

Average Annual Total Returns for the Periods Ended May 31, 2016
	1 Year	5 Year	10 Year	Since Inception of Class O June 4, 2008
Including Sales Charge:
Class A(1)	-5.62%	7.82%	6.55%	—
Class B(2)	-4.69%	8.02%	6.38%	—
Class C(3)	-1.38%	8.28%	6.39%	—
Class I	0.46%	9.47%	7.52%	—
Class O	0.17%	9.09%	—	7.52%
Class R6(4)	0.54%	9.52%	7.54%	—
Class W(5)	0.39%	9.36%	7.37%	—
Excluding Sales Charge:
Class A	0.17%	9.10%	7.18%	—
Class B	-0.65%	8.27%	6.38%	—
Class C	-0.58%	8.28%	6.39%	—
Class I	0.46%	9.47%	7.52%	—
Class O	0.17%	9.09%	—	7.52%
Class R6(4)	0.54%	9.52%	7.54%	—
Class W(5)	0.39%	9.36%	7.37%	—
Russell 2000®	-5.97%	7.86%	6.27%	7.16%
Based on a $10,000 investment, the graph and table above illustrate the total return of Voya Small Company Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)
Class R6 incepted on May 31, 2013. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

(5)
Class W incepted on June 12, 2009. The Class W shares performance shown for the period prior to their inception date is the performance of Class A shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Shareholder Expense Examples (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from December 1, 2015 to May 31, 2016. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2016*	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2016*
Voya Corporate Leaders® 100 Fund
Class A	$1,000.00	$1,003.90	0.81%	$4.06	$1,000.00	$1,020.95	0.81%	$4.09
Class B	1,000.00	1,000.60	1.62	8.10	1,000.00	1,016.90	1.62	8.17
Class C	1,000.00	1,000.70	1.37	6.85	1,000.00	1,018.15	1.37	6.91
Class I	1,000.00	1,005.90	0.49	2.46	1,000.00	1,022.55	0.49	2.48
Class O	1,000.00	1,003.30	0.87	4.36	1,000.00	1,020.65	0.87	4.39
Class R	1,000.00	1,001.70	1.12	5.60	1,000.00	1,019.40	1.12	5.65
Class R6	1,000.00	1,005.50	0.48	2.41	1,000.00	1,022.60	0.48	2.43
Class W	1,000.00	1,005.40	0.56	2.81	1,000.00	1,022.20	0.56	2.83
Voya Small Company Fund
Class A	$1,000.00	$1,010.40	1.35%	$6.79	$1,000.00	$1,018.25	1.35%	$6.81
Class B	1,000.00	1,005.50	2.10	10.53	1,000.00	1,014.50	2.10	10.58
Class C	1,000.00	1,006.40	2.10	10.53	1,000.00	1,014.50	2.10	10.58
Class I	1,000.00	1,011.80	1.04	5.23	1,000.00	1,019.80	1.04	5.25
Class O	1,000.00	1,009.80	1.35	6.78	1,000.00	1,018.25	1.35	6.81
Class R6	1,000.00	1,012.10	0.97	4.88	1,000.00	1,020.15	0.97	4.90
Class W	1,000.00	1,011.10	1.10	5.53	1,000.00	1,019.50	1.10	5.55

*
Expenses are equal to each fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half-year.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors
Voya Series Fund, Inc.:
We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of Voya Corporate Leaders® 100 Fund and Voya Small Company Fund, each a series of Voya Series Fund, Inc., as of May 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Voya Corporate Leaders® 100 Fund and Voya Small Company Fund as of May 31, 2016, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
July 27, 2016

Statements of Assets and Liabilities as of May 31, 2016

	Voya Corporate Leaders® 100 Fund	Voya Small Company Fund
ASSETS:
Investments in securities at fair value+*	$883,290,969	$485,058,857
Short-term investments at fair value**	5,795,000	42,691,034
Total investments at fair value	$889,085,969	$527,749,891
Cash	19,660	510
Cash collateral for futures	199,920	—
Receivables:
Investment securities sold	—	2,950,852
Fund shares sold	1,168,869	492,213
Dividends	2,313,629	374,738
Prepaid expenses	65,617	38,734
Reimbursement due from manager	65,455	62,246
Other assets	27,224	12,735
Total assets	892,946,343	531,681,919
LIABILITIES:
Payable for investment securities purchased	—	3,732,594
Payable for fund shares redeemed	1,067,880	560,721
Payable upon receipt of securities loaned	—	26,937,034
Payable for investment management fees	357,344	372,660
Payable for distribution and shareholder service fees	170,070	18,325
Payable for directors fees	4,388	2,466
Payable to directors under the deferred compensation plan (Note 6)	27,224	12,735
Other accrued expenses and liabilities	344,427	188,332
Total liabilities	1,971,333	31,824,867
NET ASSETS	$890,975,010	$499,857,052
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$723,329,319	$445,680,896
Undistributed net investment income	6,350,599	396,537
Accumulated net realized gain (loss)	(70,574,446)	7,498,855
Net unrealized appreciation	231,869,538	46,280,764
NET ASSETS	$890,975,010	$499,857,052
+ Including securities loaned at value	$—	$26,265,192
* Cost of investments in securities	$651,458,280	$438,778,093
** Cost of short-term investments	$5,795,000	$42,691,034
Se Accompanying Notes to Financial Statements

Statements of Assets and Liabilities as of May 31, 2016 (continued)

	Voya Corporate Leaders® 100 Fund	Voya Small Company Fund
Class A
Net assets	$298,763,599	$56,493,278
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	16,833,018	4,182,661
Net asset value and redemption price per share†	$17.75	$13.51
Maximum offering price per share (5.75%)(1)	$18.83	$14.33
Class B
Net assets	$1,148,136	$120,514
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	64,556	10,488
Net asset value and redemption price per share†	$17.79	$11.49
Class C
Net assets	$107,782,092	$7,438,802
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	6,112,894	657,288
Net asset value and redemption price per share†	$17.63	$11.32
Class I
Net assets	$288,622,691	$407,492,206
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	16,255,158	26,075,182
Net asset value and redemption price per share	$17.76	$15.63
Class O
Net assets	$82,753,275	$2,115,964
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	4,667,880	156,879
Net asset value and redemption price per share	$17.73	$13.49
Class R
Net assets	$49,674,194	n/a
Shares authorized	100,000,000	n/a
Par value	$0.001	n/a
Shares outstanding	2,814,873	n/a
Net asset value and redemption price per share	$17.65	n/a
Class R6
Net assets	$13,724,213	$25,186,111
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	772,747	1,610,430
Net asset value and redemption price per share	$17.76	$15.64
Class W
Net assets	$48,506,810	$1,010,177
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	2,728,571	64,789
Net asset value and redemption price per share	$17.78	$15.59

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $50,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

Se Accompanying Notes to Financial Statements

Statements of Operations for the year ended May 31, 2016

	Voya Corporate Leaders® 100 Fund	Voya Small Company Fund
INVESTMENT INCOME:
Dividends	$21,174,068	$6,484,308
Securities lending income, net	4,401	150,503
Total investment income	21,178,469	6,634,811
EXPENSES:
Investment management fees	4,199,338	4,561,121
Distribution and shareholder service fees:
Class A	758,247	136,388
Class B	12,198	2,452
Class C	1,065,405	68,285
Class O	205,323	5,266
Class R	228,985	—
Transfer agent fees:
Class A	430,700	114,232
Class B	1,717	519
Class C	151,803	14,286
Class I	153,879	682,055
Class O	116,551	4,412
Class R	65,389	—
Class R6	278	408
Class W	68,445	2,430
Shareholder reporting expense	90,790	67,150
Registration fees	131,196	90,770
Professional fees	71,380	40,298
Custody and accounting expense	141,452	72,135
Directors fees	26,329	14,799
Miscellaneous expense	51,878	32,793
Interest expense	1,003	471
Total expenses	7,972,286	5,910,270
Net waived and reimbursed fees	(1,093,226)	(536,488)
Net expenses	6,879,060	5,373,782
Net investment income	14,299,409	1,261,029
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(19,558,011)	35,395,695
Futures	(271,834)	—
Net realized gain (loss)	(19,829,845)	35,395,695
Net change in unrealized appreciation (depreciation) on:
Investments	(1,714,805)	(36,112,268)
Futures	(17,541)	—
Net change in unrealized appreciation (depreciation)	(1,732,346)	(36,112,268)
Net realized and unrealized loss	(21,562,191)	(716,573)
Increase (decrease) in net assets resulting from operations	$(7,262,782)	$544,456
Se Accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	Voya Corporate Leaders® 100 Fund		Voya Small Company Fund
	Year Ended May 31, 2016	Year Ended May 31, 2015	Year Ended May 31, 2016	Year Ended May 31, 2015
FROM OPERATIONS:
Net investment income	$14,299,409	$10,516,542	$1,261,029	$119,899
Net realized gain (loss)	(19,829,845)	2,332,219	35,395,695	71,305,140
Net change in unrealized appreciation (depreciation)	(1,732,346)	54,834,313	(36,112,268)	(8,835,344)
Increase (decrease) in net assets resulting from operations	(7,262,782)	67,683,074	544,456	62,589,695
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(4,686,787)	(2,540,754)	—	—
Class B	(6,076)	—	—	—
Class C	(1,130,312)	(553,073)	—	—
Class I	(5,064,223)	(3,431,205)	(671,966)	(1,980,815)
Class O	(1,182,591)	(766,768)	—	(156)
Class R	(573,297)	(300,143)	—	—
Class R6	(121,906)	(38)	(50,570)	(105,195)
Class W	(689,422)	(213,292)	(1,254)	(4,061)
Net realized gains:
Class A	—	—	(8,899,415)	(4,385,871)
Class B	—	—	(44,567)	(62,186)
Class C	—	—	(1,294,960)	(650,435)
Class I	—	—	(56,182,587)	(40,867,903)
Class O	—	—	(345,093)	(218,180)
Class R6	—	—	(2,875,862)	(1,756,522)
Class W	—	—	(159,904)	(97,029)
Total distributions	(13,454,614)	(7,805,273)	(70,526,178)	(50,128,353)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	280,851,798	496,737,840	141,401,009	123,520,845
Reinvestment of distributions	10,462,885	6,289,031	69,576,951	49,354,072
	291,314,683	503,026,871	210,977,960	172,874,917
Cost of shares redeemed	(299,147,728)	(219,786,547)	(191,905,047)	(186,743,433)
Net increase (decrease) in net assets resulting from capital share transactions	(7,833,045)	283,240,324	19,072,913	(13,868,516)
Net increase (decrease) in net assets	(28,550,441)	343,118,125	(50,908,809)	(1,407,174)
NET ASSETS:
Beginning of year or period	919,525,451	576,407,326	550,765,861	552,173,035
End of year or period	$890,975,010	$919,525,451	$499,857,052	$550,765,861
Undistributed (distributions in excess of) net investment income at end of year or period	$6,350,599	$5,675,998	$396,537	$(139,503)
Se Accompanying Notes to Financial Statements

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Corporate Leaders® 100 Fund
Class A
05-31-16	18.11	0.28	(0.38)	(0.10)	0.26	—	—	0.26	—	17.75	(0.50)	0.93	0.81	0.81	1.60	298,764	33
05-31-15	16.65	0.24•	1.39	1.63	0.17	—	—	0.17	—	18.11	9.80	0.93	0.83	0.83	1.37	314,471	28
05-31-14	13.99	0.19	2.64	2.83	0.17	—	—	0.17	—	16.65	20.37	0.97	0.90	0.90	1.28	248,851	14
05-31-13	10.99	0.19•	3.02	3.21	0.16	0.05	—	0.21	—	13.99	29.58	0.96	0.90	0.90	1.56	200,599	23
05-31-12	11.34	0.15•	(0.33)	(0.18)	0.17	—	—	0.17	—	10.99	(1.46)	1.85	0.90	0.90	1.43	7,431	92
Class B
05-31-16	18.11	0.13•	(0.36)	(0.23)	0.09	—	—	0.09	—	17.79	(1.26)	1.68	1.62	1.62	0.78	1,148	33
05-31-15	16.62	0.10•	1.39	1.49	—	—	—	—	—	18.11	8.97	1.68	1.62	1.62	0.56	1,443	28
05-31-14	13.95	0.08•	2.64	2.72	0.05	—	—	0.05	—	16.62	19.55	1.72	1.65	1.65	0.53	1,976	14
05-31-13	10.94	0.08	3.04	3.12	0.06	0.05	—	0.11	—	13.95	28.71	1.71	1.65	1.65	0.79	1,989	23
05-31-12	11.28	0.08	(0.34)	(0.26)	0.08	—	—	0.08	—	10.94	(2.23)	2.60	1.65	1.65	0.70	258	92
Class C
05-31-16	18.02	0.18•	(0.39)	(0.21)	0.18	—	—	0.18	—	17.63	(1.15)	1.68	1.37	1.37	1.05	107,782	33
05-31-15	16.60	0.15•	1.39	1.54	0.12	—	—	0.12	—	18.02	9.31	1.68	1.37	1.37	0.87	106,971	28
05-31-14	13.97	0.12•	2.63	2.75	0.12	—	—	0.12	—	16.60	19.78	1.72	1.40	1.40	0.79	51,134	14
05-31-13	10.98	0.12	3.03	3.15	0.11	0.05	—	0.16	—	13.97	28.94	1.71	1.40	1.40	1.05	26,086	23
05-31-12	11.36	0.07	(0.32)	(0.25)	0.13	—	—	0.13	—	10.98	(2.15)	2.60	1.65	1.65	0.71	1,346	92
Class I
05-31-16	18.12	0.34	(0.38)	(0.04)	0.32	—	—	0.32	—	17.76	(0.18)	0.59	0.49	0.49	1.92	288,623	33
05-31-15	16.65	0.30•	1.39	1.69	0.22	—	—	0.22	—	18.12	10.20	0.56	0.50	0.50	1.72	292,927	28
05-31-14	13.99	0.24•	2.64	2.88	0.22	—	—	0.22	—	16.65	20.75	0.58	0.58	0.58	1.60	152,651	14
05-31-13	10.98	0.25•	2.98	3.23	0.17	0.05	—	0.22	—	13.99	29.85	0.61	0.60	0.60	1.96	98,747	23
05-31-12	11.34	0.18	(0.33)	(0.15)	0.21	—	—	0.21	—	10.98	(1.22)	1.60	0.65	0.65	1.69	85	92
Class O
05-31-16	18.10	0.27	(0.39)	(0.12)	0.25	—	—	0.25	—	17.73	(0.62)	0.93	0.87	0.87	1.54	82,753	33
05-31-15	16.63	0.24	1.39	1.63	0.16	—	—	0.16	—	18.10	9.83	0.93	0.87	0.87	1.32	87,028	28
05-31-14	13.97	0.20	2.63	2.83	0.17	—	—	0.17	—	16.63	20.39	0.97	0.90	0.90	1.28	82,276	14
05-31-13	10.98	0.19•	3.02	3.21	0.17	0.05	—	0.22	—	13.97	29.63	0.96	0.90	0.90	1.56	70,197	23
03-23-12(4) - 05-31-12	11.70	0.04•	(0.76)	(0.72)	—	—	—	—	—	10.98	(6.15)	1.85	0.90	0.90	1.62	3	92
Class R
05-31-16	18.03	0.22•	(0.39)	(0.17)	0.21	—	—	0.21	—	17.65	(0.88)	1.18	1.12	1.12	1.30	49,674	33
05-31-15	16.58	0.19•	1.39	1.58	0.13	—	—	0.13	—	18.03	9.57	1.18	1.12	1.12	1.09	45,882	28
05-31-14	13.94	0.16•	2.64	2.80	0.16	—	—	0.16	—	16.58	20.17	1.22	1.15	1.15	1.04	31,958	14
05-31-13	10.98	0.16•	3.02	3.18	0.17	0.05	—	0.22	—	13.94	29.35	1.21	1.15	1.15	1.27	17,650	23
03-23-12(4) - 05-31-12	11.70	0.04•	(0.76)	(0.72)	—	—	—	—	—	10.98	(6.15)	2.10	1.15	1.15	2.15	3	92
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Corporate Leaders® 100 Fund (continued)
Class R6
05-31-16	18.13	0.34•	(0.39)	(0.05)	0.32	—	—	0.32	—	17.76	(0.23)	0.54	0.48	0.48	1.97	13,724	33
10-01-14(4) - 05-31-15	17.02	0.33•	1.00	1.33	0.22	—	—	0.22	—	18.13	7.85	0.66	0.48	0.48	1.86	4,696	28
Class W
05-31-16	18.13	0.32•	(0.37)	(0.05)	0.30	—	—	0.30	—	17.78	(0.23)	0.68	0.56	0.56	1.83	48,507	33
05-31-15	16.67	0.31•	1.36	1.67	0.21	—	—	0.21	—	18.13	10.09	0.68	0.58	0.58	1.74	66,109	28
05-31-14	14.02	0.24•	2.63	2.87	0.22	—	—	0.22	—	16.67	20.58	0.72	0.65	0.65	1.53	7,561	14
05-31-13	11.01	0.21•	3.03	3.24	0.18	0.05	—	0.23	—	14.02	29.82	0.71	0.65	0.65	1.69	2,420	23
05-31-12	11.36	0.18•	(0.32)	(0.14)	0.21	—	—	0.21	—	11.01	(1.14)	1.60	0.65	0.65	1.67	1,840	92
Voya Small Company Fund
Class A
05-31-16	16.15	0.00*	(0.11)	(0.11)	—	2.53	—	2.53	—	13.51	0.17	1.45	1.35	1.35	0.01	56,493	58
05-31-15	16.01	(0.04)	1.72	1.68	—	1.54	—	1.54	—	16.15	11.10	1.35	1.34	1.34	(0.24)	48,797	34
05-31-14	15.08	(0.01)	2.55	2.54	—	1.61	—	1.61	—	16.01	17.12	1.35	1.35	1.35	(0.05)	51,543	34
05-31-13	13.04	0.01	3.16	3.17	—	1.13	—	1.13	—	15.08	25.86	1.41	1.41	1.41	0.08	51,827	55
05-31-12	14.65	(0.03)	(0.87)	(0.90)	—	0.71	—	0.71	—	13.04	(5.80)	1.48	1.48	1.48	(0.18)	56,759	60
Class B
05-31-16	14.24	(0.10)•	(0.12)	(0.22)	—	2.53	—	2.53	—	11.49	(0.65)	2.20	2.10	2.10	(0.77)	121	58
05-31-15	14.39	(0.14)•	1.53	1.39	—	1.54	—	1.54	—	14.24	10.30	2.10	2.09	2.09	(0.99)	430	34
05-31-14	13.79	(0.12)•	2.33	2.21	—	1.61	—	1.61	—	14.39	16.29	2.10	2.10	2.10	(0.81)	830	34
05-31-13	12.10	(0.09)•	2.91	2.82	—	1.13	—	1.13	—	13.79	24.93	2.16	2.16	2.16	(0.68)	1,032	55
05-31-12	13.76	(0.14)	(0.81)	(0.95)	—	0.71	—	0.71	—	12.10	(6.55)	2.23	2.23	2.23	(0.93)	1,255	60
Class C
05-31-16	14.06	(0.09)•	(0.12)	(0.21)	—	2.53	—	2.53	—	11.32	(0.58)	2.20	2.10	2.10	(0.75)	7,439	58
05-31-15	14.23	(0.13)	1.50	1.37	—	1.54	—	1.54	—	14.06	10.27	2.10	2.09	2.09	(0.99)	6,658	34
05-31-14	13.66	(0.11)	2.29	2.18	—	1.61	—	1.61	—	14.23	16.23	2.10	2.10	2.10	(0.80)	6,452	34
05-31-13	11.99	(0.09)	2.89	2.80	—	1.13	—	1.13	—	13.66	25.01	2.16	2.16	2.16	(0.67)	5,607	55
05-31-12	13.64	(0.12)	(0.82)	(0.94)	—	0.71	—	0.71	—	11.99	(6.54)	2.23	2.23	2.23	(0.93)	5,119	60
Class I
05-31-16	18.25	0.05	(0.11)	(0.06)	0.03	2.53	—	2.56	—	15.63	0.46	1.16	1.04	1.04	0.30	407,492	58
05-31-15	17.91	0.01	1.94	1.95	0.07	1.54	—	1.61	—	18.25	11.50	1.12	1.04	1.04	0.06	463,005	34
05-31-14	16.66	0.04	2.82	2.86	—	1.61	—	1.61	—	17.91	17.43	1.14	1.04	1.04	0.26	475,469	34
05-31-13	14.29	0.07	3.49	3.56	0.05	1.14	—	1.19	—	16.66	26.40	1.16	1.04	1.04	0.45	415,044	55
05-31-12	15.95	0.04	(0.96)	(0.92)	0.03	0.71	—	0.74	—	14.29	(5.42)	1.19	1.04	1.04	0.25	278,353	60
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Small Company Fund (continued)
Class O
05-31-16	16.13	0.00*	(0.11)	(0.11)	—	2.53	—	2.53	—	13.49	0.17	1.45	1.35	1.35	(0.00)*	2,116	58
05-31-15	15.99	(0.04)	1.72	1.68	0.00*	1.54	—	1.54	—	16.13	11.12	1.35	1.34	1.34	(0.24)	2,303	34
05-31-14	15.07	(0.01)	2.54	2.53	—	1.61	—	1.61	—	15.99	17.07	1.35	1.35	1.35	(0.05)	2,308	34
05-31-13	13.03	0.01	3.16	3.17	—	1.13	—	1.13	—	15.07	25.88	1.41	1.41	1.41	0.08	2,095	55
05-31-12	14.64	(0.03)	(0.87)	(0.90)	—	0.71	—	0.71	—	13.03	(5.80)	1.48	1.48	1.48	(0.20)	1,844	60
Class R6
05-31-16	18.26	0.07	(0.12)	(0.05)	0.04	2.53	—	2.57	—	15.64	0.54	0.99	0.97	0.97	0.36	25,186	58
05-31-15	17.93	0.03	1.93	1.96	0.09	1.54	—	1.63	—	18.26	11.53	0.97	0.96	0.96	0.13	28,149	34
05-31-14	16.66	0.05	2.83	2.88	—	1.61	—	1.61	—	17.93	17.56	0.99	0.99	0.99	0.33	14,579	34
05-31-13(4) - 05-31-13	16.66	0.00*	0.00*	0.00*	—	—	—	—	—	16.66	0.00	1.04	1.04	1.04	0.51	3	55
Class W
05-31-16	18.21	0.04	(0.11)	(0.07)	0.02	2.53	—	2.55	—	15.59	0.39	1.20	1.10	1.10	0.23	1,010	58
05-31-15	17.88	0.00*	1.93	1.93	0.06	1.54	—	1.60	—	18.21	11.40	1.10	1.09	1.09	0.01	1,425	34
05-31-14	16.64	0.03	2.82	2.85	—	1.61	—	1.61	—	17.88	17.39	1.10	1.10	1.10	0.17	991	34
05-31-13	14.26	0.05	3.48	3.53	0.01	1.14	—	1.15	—	16.64	26.24	1.16	1.16	1.16	0.33	992	55
05-31-12	15.93	0.01	(0.96)	(0.95)	0.01	0.71	—	0.72	—	14.26	(5.62)	1.23	1.23	1.23	0.05	1,287	60

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Commencement of operations.

•
Calculated using average number of shares outstanding throughout the period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of May 31, 2016

NOTE 1 — ORGANIZATION
Voya Series Fund, Inc. (the “Company”) is a company incorporated under the laws of Maryland on June 17, 1991 and registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. There are six separate active investment series which comprise the Company. The two series (each, a “Fund” and collectively, the “Funds”) included in this report are: Voya Corporate Leaders® 100 Fund (“Corporate Leaders® 100”) and Voya Small Company Fund (“Small Company”), each a diversified series of the Company.
Each Fund offers at least seven or more of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class R, Class R6, and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution, and shareholder servicing fees, if applicable.
Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investments has engaged Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, to serve as the Sub-Adviser to the Funds. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

NOTES TO FINANCIAL STATEMENTS as of May 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

When a market quotation is not readily available or is deemed unreliable, each Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Funds’ Board of Directors (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Funds’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Funds. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.
Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Fund’s

NOTES TO FINANCIAL STATEMENTS as of May 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

investments under these levels of classification is included following the Summary Portfolios of Investments.
U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Fund has a significant amount of Level 3 investments.
For the year ended May 31, 2016, there have been no significant changes to the fair valuation methodologies.
B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.
D. Risk Exposures and the Use of Derivative Instruments. The Funds’ investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.
Market Risk Factors. In pursuit of its investment objectives, a Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in

NOTES TO FINANCIAL STATEMENTS as of May 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, market interest rates in the United States are at or near historic lows, which may increase a Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets.
Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (and other countries outside of the European Union) is implementing similar requirements, which will affect a Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and

NOTES TO FINANCIAL STATEMENTS as of May 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose a Fund to new kinds of costs and risks.
E. Foreign Currency Transactions and Futures Contracts. For the purposes of hedging only, each Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Funds may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Funds’ assets are valued.
Upon entering into a futures contract, the Funds are required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Fund’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Summary Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Funds’ Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Funds’ Statements of
Operations. Realized gains (losses) are reported in the Funds’ Statements of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended May 31, 2016, Corporate Leaders® 100 purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Funds are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Funds’ securities. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended May 31, 2016 Corporate Leaders® 100 had an average notional value on futures contracts purchased of  $6,365,237. Please refer to the table following the Summary Portfolio of Investments for open futures contracts for Corporate Leaders® 100 at May 31, 2016.
F. Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. The Funds declare and pay dividends annually. Each Fund distributes capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.
G. Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

NOTES TO FINANCIAL STATEMENTS as of May 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain for income tax purposes.
H. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
I. Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Funds will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Funds will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Funds will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Funds. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Funds to be more volatile. The use of leverage may increase expenses and increase the impact of the Funds’ other risks.
J. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the Securities Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
K. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended May 31, 2016, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, were as follows:
	Purchases	Sales
Corporate Leaders® 100	$289,097,098	$298,411,395
Small Company	277,550,369	330,776,145
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Funds have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Funds. The Investment Adviser oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:
Fund	As a Percentage of Average Daily Net Assets
Corporate Leaders® 100	0.500% on the first $500 million; 0.450% on the next $500 million; and 0.400% in excess of $1 billion
Small Company(1)	0.950% on the first $250 million; 0.900% on the next $250 million; 0.875% on the next $250 million; 0.850% on the next $1.25 billion; and 0.825% in excess of $2 billion

NOTES TO FINANCIAL STATEMENTS as of May 31, 2016 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

(1)
The Investment Adviser is contractually obligated to waive 0.02% of the management fee for Small Company. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM with respect to each Fund. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages each Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Each share class of the Funds (except as noted below) has a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is compensated by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares, with the exception of Class I, Class R6, and Class W, of the Funds pays the Distributor Distribution Fees and/or Service Fees based on average daily net assets at the following rates:
	Class A	Class B	Class C	Class O	Class R
Corporate Leaders® 100	0.25%	1.00%	1.00%(1)	0.25%	0.50%
Small Company	0.25%	1.00%	1.00%	0.25%	N/A

(1)
The Distributor has agreed to waive 0.25% of the distribution fee. Termination or modification of this contractual waiver requires approval by the Board.

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Funds, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, and Class C shares. For the year ended May 31, 2016, the Distributor retained the following amounts in sales charges:
	Class A	Class C
Initial Sales Charges:
Small Company	$5,322	$—
Contingent Deferred Sales Charges:
Corporate Leaders® 100	$4	$13,429
Small Company	—	330
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At May 31, 2016, the following direct or indirect, wholly-owned subsidiary of Voya Financial Inc. or affiliated investment company owned more than 5% of the following Funds:
Subsidiary	Fund	Percentage
Voya Institutional Trust Company	Corporate Leaders® 100	6.59%
	Small Company	6.61
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Investment Adviser may direct the Funds’ Sub-Adviser to use its best efforts (subject to obtaining best execution of each transaction) to allocate the Funds’ equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amount credited to the Fund is reflected as brokerage commission recapture on the accompanying Statements of Operations.
The Funds have adopted a deferred compensation plan (the “Plan”), which allows eligible independent directors, as described in the Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the director under the Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). The Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of directors’ fees under the Plan will not affect net assets of the Fund, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.

NOTES TO FINANCIAL STATEMENTS as of May 31, 2016 (continued)

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES
At May 31, 2016, the following Fund had the following payable included in Other Accrued Expenses and Liabilities of the Statements of Assets and Liabilities that exceeded 5% of total liabilities:
Fund	Accrued Expenses	Amount
Corporate Leaders® 100	Transfer Agent	$223,455
NOTE 8 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:
	Class A	Class B	Class C	Class I	Class O	Class R	Class R6	Class W
Corporate Leaders® 100	0.90%	1.65%	1.45%	0.65%	0.90%	1.15%	0.65%	0.65%
Small Company	1.50%	2.25%	2.25%	1.25%	1.50%	N/A	1.04%	1.25%
Pursuant to side letter agreements, through October 1, 2016, the Investment Adviser has further lowered the expense limits for the following Funds. If the Investment Adviser elects not to renew a side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that these side letter agreements will continue. Termination or modification of these obligations requires approval by the Board.
	Class A	Class B	Class C	Class I	Class O	Class R	Class R6	Class W
Corporate Leaders® 100	0.81%	1.65%	1.45%	0.49%	0.90%	1.15%	0.48%	0.56%
Small Company(1)	1.35%	2.10%	2.10%	1.04%	1.35%	N/A	1.04%	1.10%

(1)
Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

The Investment Adviser may at a later date recoup from a Fund for class specific fees waived and/or other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.
As of May 31, 2016, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:
	May 31,
	2017	2018	2019	Total
Corporate Leaders® 100	$—	$371,281	$484,140	$855,421
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of May 31, 2016, are as follows:
	May 31,
	2017	2018	2019	Total
Corporate Leaders® 100
Class A	$146,250	$149,469	$187,748	$483,467
Class B	1,302	194	—	1,496
Class C	23,740	5,453	—	29,193
Class I	—	24,361	125,471	149,832
Class O	49,916	8,469	—	58,385
Class R	16,521	3,383	—	19,904
Class R6	—	1,142	263	1,405
Class W	3,697	12,764	29,252	45,713
Small Company
Class I	437,130	204,892	—	642,022
Each Expense Limitation Agreement is contractual through October 1, 2016 and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.
NOTE 9 — LINE OF CREDIT
Effective May 20, 2016, each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 20, 2016, the aggregate amount was $200,000,000 and the commitment fee was equal to 0.10% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

NOTES TO FINANCIAL STATEMENTS as of May 31, 2016 (continued)

NOTE 9 — LINE OF CREDIT (continued)

The following Funds utilized the line of credit during the year ended May 31, 2016:
Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Corporate Leaders® 100	14	$2,037,929	1.23%
Small Company	3	2,716,000	1.37
NOTE 10 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Corporate Leaders® 100
Class A
5/31/2016	3,236,942	—	237,734	(4,001,676)	(527,000)	56,144,105	—	4,096,145	(68,278,412)	(8,038,162)
5/31/2015	4,930,358	—	128,121	(2,641,462)	2,417,017	87,039,513	—	2,225,359	(46,317,202)	42,947,670
Class B
5/31/2016	—	—	339	(15,456)	(15,117)	—	—	5,865	(274,894)	(269,029)
5/31/2015	423	—	—	(39,610)	(39,187)	7,399	—	—	(688,151)	(680,752)
Class C
5/31/2016	1,506,213	—	46,675	(1,377,148)	175,740	26,037,000	—	800,937	(23,543,529)	3,294,408
5/31/2015	3,309,528	—	20,588	(472,602)	2,857,514	57,931,194	—	356,574	(8,269,904)	50,017,864
Class I
5/31/2016	8,250,823	—	241,157	(8,402,426)	89,554	141,438,639	—	4,150,320	(144,173,627)	1,415,332
5/31/2015	14,742,568	—	182,859	(7,925,747)	6,999,680	259,984,954	—	3,172,607	(141,130,783)	122,026,778
Class O
5/31/2016	348,415	—	2,729	(492,628)	(141,484)	5,984,719	—	46,963	(8,514,815)	(2,483,133)
5/31/2015	432,295	—	1,767	(570,820)	(136,758)	7,572,160	—	30,683	(9,994,286)	(2,391,443)
Class R
5/31/2016	564,014	—	32,396	(326,713)	269,697	9,640,961	—	555,917	(5,601,825)	4,595,053
5/31/2015	848,560	—	16,904	(247,482)	617,982	14,812,794	—	292,610	(4,351,408)	10,753,996
Class R6
5/31/2016	732,097	—	7,083	(225,462)	513,718	12,584,926	—	121,906	(3,832,760)	8,874,072
10/1/2014(1) - 5/31/2015	265,935	—	2	(6,908)	259,029	4,743,843	—	38	(124,717)	4,619,164
Class W
5/31/2016	1,668,676	—	39,746	(2,625,569)	(917,147)	29,021,448	—	684,832	(44,927,866)	(15,221,586)
5/31/2015	3,676,966	—	12,156	(496,921)	3,192,201	64,645,983	—	211,160	(8,910,096)	55,947,047
Small Company
Class A
5/31/2016	2,135,817	—	679,764	(1,654,183)	1,161,398	30,360,241	—	8,694,181	(23,559,101)	15,495,321
5/31/2015	236,768	—	278,096	(713,335)	(198,471)	3,791,837	—	4,227,055	(11,469,615)	(3,450,723)
Class B
5/31/2016	353	—	3,443	(23,508)	(19,712)	3,853	—	37,594	(289,599)	(248,152)
5/31/2015	504	—	3,960	(31,923)	(27,459)	6,782	—	53,264	(457,253)	(397,207)
Class C
5/31/2016	177,211	—	113,158	(106,445)	183,924	2,136,514	—	1,216,454	(1,242,500)	2,110,468
5/31/2015	54,006	—	44,454	(78,573)	19,887	757,221	—	590,351	(1,102,947)	244,625
Class I
5/31/2016	5,990,369	—	3,828,093	(9,120,000)	698,462	94,894,370	—	56,540,938	(149,417,933)	2,017,375
5/31/2015	5,362,517	—	2,479,335	(9,005,961)	(1,164,109)	96,771,772	—	42,520,595	(162,735,691)	(23,443,324)

NOTES TO FINANCIAL STATEMENTS as of May 31, 2016 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Small Company (continued)
Class O
5/31/2016	33,975	—	15	(19,875)	14,115	437,262	—	193	(277,782)	159,673
5/31/2015	26,035	—	—	(27,609)	(1,574)	408,897	—	—	(441,912)	(33,015)
Class R6
5/31/2016	857,252	—	197,999	(986,286)	68,965	13,235,222	—	2,926,432	(16,384,226)	(222,572)
5/31/2015	1,171,612	—	108,492	(551,717)	728,387	21,151,124	—	1,861,717	(10,212,308)	12,800,533
Class W
5/31/2016	21,553	—	10,934	(45,956)	(13,469)	333,547	—	161,159	(733,906)	(239,200)
5/31/2015	35,054	—	5,905	(18,129)	22,830	633,212	—	101,090	(323,707)	410,595

(1)
Commencement of operations.

NOTE 11 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the Market Close of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.
The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the U.S. government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.
Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.
The following table represents a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of May 31, 2016:
Small Company
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BNP Paribas Prime Brokerage Intl Ltd	$3,904,141	$(3,904,141)	$—
BNP Paribas	3,710,105	(3,710,105)	—
Barclays Capital Inc.	15,730	(15,730)	—
Credit Suisse Securities (USA) LLC	35,610	(35,610)	—
Deutsche Bank Securities Inc.	982,087	(982,087)	—
Goldman, Sachs & Co.	3,411,677	(3,411,677)	—
HSBC Bank PLC	201,875	(201,875)	—
JP Morgan Clearing Corp	1,294,783	(1,294,783)	—
Janney Montgomery Scott LLC	332,744	(332,744)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	155,247	(155,247)	—
Mizuho Securities USA Inc.	1,360,589	(1,360,589)	—
Morgan Stanley & Co. LLC	3,623,825	(3,623,825)	—
National Financial Services LLC	918,600	(918,600)	—
Nomura Securities International, Inc.	376,084	(376,084)	—
RBC Dominion Securities Inc	819,247	(819,247)	—
SG Americas Securities, LLC	2,795,831	(2,795,831)	—
UBS Securities LLC.	972,363	(972,363)	—
Wells Fargo Securities LLC	1,354,654	(1,354,654)	—
Total	$26,265,192	$(26,265,192)	$—

(1)
Collateral with a fair value of  $26,937,034 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS as of May 31, 2016 (continued)

NOTE 12 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
The following permanent tax differences have been reclassified as of May 31, 2016:
	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Corporate Leaders® 100	$(170,194)	$170,194
Small Company	(1,199)	1,199
Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended May 31, 2016		Year Ended May 31, 2015
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Corporate Leaders® 100	$13,454,614	$—	$7,805,273	$—
Small Company	7,333,592	63,192,586	9,159,424	40,968,929

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2016 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Post-October Capital Losses Deferred	Unrealized Appreciation/ (Depreciation)	Short-term Capital Loss Carryforwards	Expiration
Corporate Leaders® 100	$6,396,696	$—	$(15,301,275)	$219,573,831	$(42,738,940)*	2017
					(238,524)	None
					$(42,977,464)
Small Company	422,790	12,927,321	(3,643,438)	45,956,986	(730,750)	2017
					(730,750)	2018
					$(1,461,500)*

*
Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

The Funds’ major tax jurisdictions are U.S. federal and Arizona state.
As of May 31, 2016, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2011.
NOTE 13 — SUBSEQUENT EVENTS
The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Corporate Leaders® 100 Fund	as of May 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.1%
		Consumer Discretionary: 13.5%
14,440	@	Amazon.com, Inc.	$10,437,088	1.2
142,178		Comcast Corp. – Class A	8,999,867	1.0
647,519		Ford Motor Co.	8,735,031	1.0
278,941		General Motors Co.	8,725,274	1.0
113,713		Lowe’s Cos, Inc.	9,111,823	1.0
119,795		Time Warner, Inc.	9,063,690	1.0
309,723		Twenty-First Century Fox, Inc. - Class A	8,944,800	1.0
87,397		Walt Disney Co.	8,671,530	1.0
526,845		Other Securities	47,959,196	5.3
			120,648,299	13.5
		Consumer Staples: 10.5%
138,134		Altria Group, Inc.	8,790,848	1.0
122,234		Colgate-Palmolive Co.	8,606,496	1.0
213,652		Mondelez International, Inc.	9,505,377	1.0
84,180		PepsiCo, Inc.	8,516,491	1.0
87,592		Philip Morris International, Inc.	8,643,579	1.0
125,646		Wal-Mart Stores, Inc.	8,893,224	1.0
531,432		Other Securities	40,923,709	4.5
			93,879,724	10.5
		Energy: 7.3%
90,755		Chevron Corp.	9,166,255	1.0
215,679		ConocoPhillips	9,444,583	1.1
102,277		Exxon Mobil Corp.	9,104,699	1.0
239,988		Halliburton Co.	10,122,694	1.1
484,007		Kinder Morgan, Inc.	8,750,847	1.0
126,012		Occidental Petroleum Corp.	9,506,345	1.1
116,173		Schlumberger Ltd.	8,864,000	1.0
			64,959,423	7.3
		Financials: 16.4%
158,555		American International Group, Inc.	9,177,163	1.0
127,649		Allstate Corp.	8,617,584	1.0
143,381		American Express Co.	9,428,735	1.1
641,274		Bank of America Corp.	9,484,443	1.1
232,752		Bank of New York Mellon Corp.	9,789,549	1.1
25,324		Blackrock, Inc.	9,214,137	1.0
125,010		Capital One Financial Corp.	9,155,732	1.0
206,409		Citigroup, Inc.	9,612,467	1.1
55,236		Goldman Sachs Group, Inc.	8,809,037	1.0
144,774		JPMorgan Chase & Co.	9,449,399	1.1
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Financials (continued)
193,257		Metlife, Inc.	$8,802,857	1.0
344,810		Morgan Stanley	9,437,450	1.1
210,890		US Bancorp	9,030,310	1.0
177,686		Wells Fargo & Co.	9,012,234	1.0
102,699		Other Securities	16,832,602	1.8
			145,853,699	16.4
		Health Care: 14.2%
151,656		AbbVie, Inc.	9,543,712	1.1
57,830		Amgen, Inc.	9,134,249	1.0
34,010	@	Biogen, Inc.	9,853,717	1.1
136,261		Bristol-Myers Squibb Co.	9,769,914	1.1
87,494	@	Celgene Corp.	9,232,367	1.1
120,430		Eli Lilly & Co.	9,035,863	1.0
79,321		Johnson & Johnson	8,938,683	1.0
114,617		Medtronic PLC	9,224,376	1.0
162,428		Merck & Co., Inc.	9,138,199	1.0
287,475		Pfizer, Inc.	9,975,383	1.1
66,660		UnitedHealth Group, Inc.	8,910,442	1.0
332,982		Other Securities	23,820,522	2.7
			126,577,427	14.2
		Industrials: 13.7%
51,841		3M Co.	8,725,877	1.0
67,230		Boeing Co.	8,481,065	1.0
90,965		Danaher Corp.	8,947,317	1.0
53,503		FedEx Corp.	8,826,390	1.0
65,623		General Dynamics Corp.	9,309,935	1.1
77,066		Honeywell International, Inc.	8,772,423	1.0
38,771		Lockheed Martin Corp.	9,158,873	1.0
69,848		Raytheon Co.	9,057,190	1.0
107,305		Union Pacific Corp.	9,034,008	1.0
86,229		United Technologies Corp.	8,672,913	1.0
624,762		Other Securities	33,072,916	3.6
			122,058,907	13.7
		Information Technology: 14.7%
74,928		Accenture PLC	8,914,184	1.0
11,519	@	Alphabet, Inc. - Class C	8,474,759	1.0
303,738		Cisco Systems, Inc.	8,823,589	1.0
323,760		EMC Corp.	9,049,092	1.0
75,365	@	Facebook, Inc.	8,954,116	1.0
58,247		International Business Machines Corp.	8,954,894	1.0
92,148		Mastercard, Inc.	8,836,993	1.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Corporate Leaders® 100 Fund	as of May 31, 2016 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology (continued)
210,993	Oracle Corp.	$8,481,918	1.0
169,532	Qualcomm, Inc.	9,310,697	1.1
148,097	Texas Instruments, Inc.	8,974,678	1.0
112,587	Visa, Inc. - Class A	8,887,618	1.0
721,627	Other Securities	32,917,635	3.6
		130,580,173	14.7
	Materials: 3.1%
134,711	Du Pont E I de Nemours & Co.	8,811,447	1.0
94,900	Monsanto Co.	10,673,403	1.2
167,918	Other Securities	8,624,268	0.9
		28,109,118	3.1
	Telecommunication Services: 1.9%
219,568	AT&T, Inc.	8,596,087	1.0
159,963	Other Securities	8,142,117	0.9
		16,738,204	1.9
	Utilities: 3.8%
107,585	Duke Energy Corp.	8,416,375	1.0
72,949	NextEra Energy, Inc.	8,762,634	1.0
412,788	Other Securities	16,706,986	1.8
		33,885,995	3.8
	Total Common Stock (Cost $651,458,280)	883,290,969	99.1

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.7%
	Mutual Funds: 0.7%
5,795,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.410%†† (Cost $5,795,000)	$5,795,000	0.7
	Total Short-Term Investments (Cost $5,795,000)	5,795,000	0.7
	Total Investments in Securities (Cost $657,253,280)	$889,085,969	99.8
	Assets in Excess of Other Liabilities	1,889,041	0.2
	Net Assets	$890,975,010	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2016.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
††
Rate shown is the 7-day yield as of May 31, 2016.

@
Non-income producing security.

Cost for federal income tax purposes is $669,512,138.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$237,131,858
Gross Unrealized Depreciation	(17,558,027)
Net Unrealized Appreciation	$219,573,831

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2016
Asset Table
Investments, at fair value
Common Stock*	$883,290,969	$—	$—	$883,290,969
Short-Term Investments	5,795,000	—	—	5,795,000
Total Investments, at fair value	$889,085,969	$—	$—	$889,085,969
Other Financial Instruments+
Futures	36,849	—	—	36,849
Total Assets	$889,122,818	$—	$—	$889,122,818

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Corporate Leaders® 100 Fund	as of May 31, 2016 (continued)

+
Other Financial Instruments are derivatives not reflected in the portfolio of investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

At May 31, 2016, the following futures contracts were outstanding for Voya Corporate Leaders® 100 Fund:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	49	06/17/16	$5,132,505	$36,849
			$5,132,505	$36,849

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of May 31, 2016 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$36,849
Total Asset Derivatives		$36,849

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended May 31, 2016 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(271,834)
Total	$(271,834)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(17,541)
Total	$(17,541)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Small Company Fund	as of May 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.3%
		Consumer Discretionary: 12.0%
117,723	@	Imax Corp.	$3,924,885	0.8
61,936		Jack in the Box, Inc.	5,276,947	1.0
68,344		Monro Muffler Brake, Inc.	4,302,255	0.9
1,456,311		Other Securities	46,336,047	9.3
			59,840,134	12.0
		Consumer Staples: 2.9%
313,375	@,L	Amplify Snack Brands, Inc.	4,089,544	0.8
276,640		Other Securities(a)	10,309,984	2.1
			14,399,528	2.9
		Energy: 3.3%
125,425	@	Carrizo Oil & Gas, Inc.	4,828,862	1.0
878,742		Other Securities(a)	11,529,575	2.3
			16,358,437	3.3
		Financials: 26.5%
240,200		Colony Capital, Inc.	4,400,464	0.9
113,137		CyrusOne, Inc.	5,578,786	1.1
132,570		Great Western Bancorp, Inc.	4,510,031	0.9
113,960		Horace Mann Educators Corp.	3,881,478	0.8
370,575		Investors Bancorp, Inc.	4,435,783	0.9
187,700		Kennedy-Wilson Holdings, Inc.	4,001,764	0.8
119,800		MB Financial, Inc.	4,330,770	0.9
311,430		OM Asset Management Plc	4,727,507	0.9
93,795		Pinnacle Financial Partners, Inc.	4,612,838	0.9
80,754	L	Primerica, Inc.	4,531,107	0.9
89,200		PrivateBancorp, Inc.	3,956,020	0.8
98,258		QTS Realty Trust, Inc.	5,076,991	1.0
355,855		Radian Group, Inc.	4,416,161	0.9
111,247		Selective Insurance Group	4,132,826	0.8
103,590		Simmons First National Corp.	4,918,453	1.0
249,680		Sterling Bancorp/DE	4,109,733	0.8
164,263		STORE Capital Corp.	4,193,634	0.8
64,320		Sun Communities, Inc.	4,491,466	0.9
228,195		Talmer Bancorp, Inc.	4,550,208	0.9
135,725		Webster Financial Corp.	5,314,991	1.1
1,146,706		Other Securities	42,276,552	8.5
			132,447,563	26.5
		Health Care: 10.2%
1,407,984		Other Securities(a)	51,131,972	10.2
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials: 15.3%
155,000		Actuant Corp.	$4,229,950	0.8
95,061	@	Atlas Air Worldwide Holdings, Inc.	4,167,474	0.8
117,629		Barnes Group, Inc.	3,927,632	0.8
89,850	@	Beacon Roofing Supply, Inc.	3,877,028	0.8
90,000		Clarcor, Inc.	5,337,000	1.1
122,187	@	On Assignment, Inc.	4,602,784	0.9
49,025		Orbital ATK, Inc.	4,266,646	0.8
43,556		Toro Co.	3,889,986	0.8
80,050		Watts Water Technologies, Inc.	4,606,878	0.9
68,725		Woodward, Inc.	3,913,202	0.8
821,147		Other Securities(a)	33,775,073	6.8
			76,593,653	15.3
		Information Technology: 18.1%
143,818	@	Blackhawk Network Holdings, Inc.	4,950,216	1.0
105,375	@	Commvault Systems, Inc.	4,771,380	0.9
373,066	L	Cypress Semiconductor Corp.	3,965,692	0.8
38,975		Littelfuse, Inc.	4,463,807	0.9
137,970	@	Microsemi Corp.	4,667,525	0.9
181,335	@	Netscout Systems, Inc.	4,399,187	0.9
91,667	@	Plexus Corp.	4,026,015	0.8
194,625	@	Q2 Holdings, Inc.	4,861,732	1.0
143,025	@	QLIK Technologies, Inc.	4,104,817	0.8
18,700	@	Ultimate Software Group, Inc.	3,823,776	0.8
1,407,022		Other Securities(a)	46,410,520	9.3
			90,444,667	18.1
		Materials: 5.4%
231,575		Commercial Metals Co.	3,976,143	0.8
99,775		HB Fuller Co.	4,555,726	0.9
71,375		Minerals Technologies, Inc.	4,111,200	0.8
241,725		Olin Corp.	5,562,092	1.1
302,119		Other Securities	8,742,233	1.8
			26,947,394	5.4
		Utilities: 1.6%
157,575		Other Securities(a)	8,197,272	1.6
		Total Common Stock (Cost $430,011,113)	476,360,620	95.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Small Company Fund	as of May 31, 2016 (continued)

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 1.8%
75,650	iShares Russell 2000 ETF	$8,698,237	1.8
	Total Exchange-Traded Funds (Cost $8,766,980)	8,698,237	1.8
	Total Long-Term Investments (Cost $438,778,093)	485,058,857	97.1

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 8.5%
	Securities Lending Collateralcc: 5.4%
6,397,704	Cantor Fitzgerald, Repurchase Agreement dated 05/31/16, 0.34%, due 06/01/16 (Repurchase Amount $6,397,764, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $6,525,658, due 06/15/16-02/20/66)	6,397,704	1.3
6,397,704	Millenium Fixed Income Ltd., Repurchase Agreement dated 05/31/16, 0.34%, due 06/01/16 (Repurchase Amount $6,397,764, collateralized by various U.S. Government Securities, 1.375%-3.625%, Market Value plus accrued interest $6,525,658, due 03/31/20-02/15/44)	6,397,704	1.3
6,397,704	Nomura Securities, Repurchase Agreement dated 05/31/16, 0.31%, due 06/01/16 (Repurchase Amount $6,397,758, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $6,525,658, due 09/28/16-03/20/66)	6,397,704	1.3
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
5,413,151	Royal Bank of Canada, Repurchase Agreement dated 05/31/16, 0.29%, due 06/01/16 (Repurchase Amount $5,413,194, collateralized by various U.S. Government Agency Obligations, 1.750%-6.000%, Market Value plus accrued interest $5,521,414, due 06/01/18-06/01/46)	$5,413,151	1.1
2,330,771	State of Wisconsin Investment Board, Repurchase Agreement dated 05/31/16, 0.37%, due 06/01/16 (Repurchase Amount $2,330,795, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $2,381,016, due 04/15/18-01/15/29)	2,330,771	0.4
		26,937,034	5.54
Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.1%
15,754,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.410%†† (Cost $15,754,000)	15,754,000	3.1
	Total Short-Term Investments (Cost $42,691,034)	42,691,034	8.5
	Total Investments in Securities (Cost $481,469,127)	$527,749,891	105.6
	Liabilities in Excess of Other Assets	(27,892,839)	(5.6)
	Net Assets	$499,857,052	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2016.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Small Company Fund	as of May 31, 2016 (continued)

†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of May 31, 2016.

@
Non-income producing security.

cc
Represents securities purchased with cash collateral received for securities on loan.

L
Loaned security, a portion or all of the security is on loan at May 31, 2016.

(a)
This grouping contains securities on loan.

Cost for federal income tax purposes is $481,792,905.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$72,067,406
Gross Unrealized Depreciation	(26,110,420)
Net Unrealized Appreciation	$45,956,986

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2016
Asset Table
Investments, at fair value
Common Stock*	$476,360,620	$—	$—	$476,360,620
Exchange-Traded Funds	8,698,237	—	—	8,698,237
Short-Term Investments	15,754,000	26,937,034	—	42,691,034
Total Investments, at fair value	$500,812,857	$26,937,034	$—	$527,749,891

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended May 31, 2016 were as follows:
Fund Name	Type	Per Share Amount
Voya Corporate Leaders® 100 Fund
Class A	NII	$0.2624
Class B	NII	$0.0889
Class C	NII	$0.1773
Class I	NII	$0.3166
Class O	NII	$0.2512
Class R	NII	$0.2148
Class R6	NII	$0.3184
Class W	NII	$0.2984
Fund Name	Type	Per Share Amount
Voya Small Company Fund
Class A	NII	$—
Class B	NII	$—
Class C	NII	$—
Class I	NII	$0.0302
Class O	NII	$—
Class R6	NII	$0.0444
Class W	NII	$0.0198
All Classes	STCG	$0.2391
All Classes	LTCG	$2.2859

NII - Net investment income
STCG - Short-term capital gain
LTCG - Long-term capital gain
Of the ordinary distributions made during the year ended May 31, 2016, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya Corporate Leaders® 100 Fund	100.00%
Voya Small Company Fund	69.02%
For the year ended May 31, 2016, the following are percentages of ordinary distributions paid by the Funds that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:
Voya Corporate Leaders® 100 Fund	100.00%
Voya Small Company Fund	68.97%
The Funds designate the following percentage of short-term capital gain distributions as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2):
Voya Small Company Fund	100.00%
The Funds designate the following amount of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya Small Company Fund	$63,192,586
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Company are managed under the direction of the Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company.
Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Independent Directors:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Director	May 2013 - Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 - Present).	150	DSM/Dentaquest, Boston, MA (February 2014 - Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Chairperson Director	January 2014 - Present May 2013 - Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 - Present).	150	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Director	May 2013 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 - Present).	150	Wisconsin Energy Corporation (June 2006 - Present); The Royce Funds (35 funds) (December 2009 - Present); and AMICA Mutual Insurance Company (1992 - Present).
Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Director	May 2013 - Present	Retired.	150	First Marblehead Corporation (September 2003 - Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258-2034 Age: 66	Director	August 2015 - Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 - November 2015).	150	None.
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Director	December 2007 - Present	Retired.	150	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Director	May 2013 - Present	Retired.	150	Assured Guaranty Ltd. (April 2004 - Present).
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Director	January 2003 - Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 - Present).	150	None.

DIRECTOR AND OFFICER INFORMATION (Unaudited)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Director	May 2013 - Present	Consultant (May 2001 - Present).	150	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Director	October 2015 - Present	Retired. Formerly, President, Bond Division, Fidelity Management and Research (June 2009 - September 2012).	150	None.
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Director	May 2013 - Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 - August 2011).	150	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).
Director who is an “interested person”:
Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Director	December 2007 - Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 - Present).	150	Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005 - Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management (March 2006 - Present); and Voya Investment Trust Co. (April 2009 - Present).

(1)
Directors serve until their successors are duly elected and qualified. The tenure of each Director who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Director”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director shall retire from and cease to be a member of the Board of Directors at the close of business on December 31 of the calendar year in which the Independent Director attains the age of 75. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for the purposes of appointing a successor to the Independent Director or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Government Money Market Portfolio; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of June 30, 2016.

(3)
Mr. Mathews is deemed to be an “interested person” of the Company as defined in the 1940 Act, because of his current affiliation with the Voya funds, Voya Financial, Inc., or Voya Financial, Inc.’s affiliates.

DIRECTOR AND OFFICER INFORMATION (Unaudited)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	President and Chief Executive Officer	December 2006 - Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 - Present).
Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Executive Vice President	April 2002 - Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (March 2012 - Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 - December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007 - April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011 - February 2012).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 66	Executive Vice President Chief Investment Risk Officer	March 2002 - Present May 2013 - Present	Executive Vice President, Voya Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 - Present).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Chief Compliance Officer	February 2012 - Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 - Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 - January 2012).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (April 2005 - Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Senior Vice President	December 2003 - Present	Senior Vice President, Voya Investments, LLC (September 2003 - Present).
Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Senior Vice President	September 2012 - Present	Senior Vice President - Fund Compliance, Voya Investments, LLC (June 2012 - Present); and Chief Compliance Officer of Directed Services LLC and Voya Investments, LLC (January 2014 - Present). Formerly, Vice President - Platform Product Management & Project Management, Voya Investments, LLC (April 2007 - June 2012).
Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	June 2006 - Present	Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 - Present) and Voya Funds Services, LLC (March 2006 - Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President and Treasurer	September 2012 - Present	Vice President, Voya Investments, LLC (October 2015 - Present) and Voya Funds Services, LLC (July 2012 - Present). Formerly, Assistant Vice President - Director, Voya Funds Services, LLC (March 2003 - March 2012).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	September 2004 - Present	Vice President, Voya Investments, LLC (October 2015 - Present) and Voya Funds Services, LLC (September 2004 - Present).

DIRECTOR AND OFFICER INFORMATION (Unaudited)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Vice President	March 2003 - Present	Vice President, Voya Funds Services, LLC (February 1996 - Present) and Voya Investments, LLC (October 2004 - Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010 - Present); Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013 - Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012 - Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	September 2014 - Present	Vice President, Voya Investments, LLC (October 2015 - Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 - October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 - March 2014).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President	March 2002 - Present	Vice President, Voya Funds Services, LLC (November 1995 - Present) and Voya Investments, LLC (August 1997 - Present). Formerly, Treasurer, Voya Family of Funds (November 1999 - February 2012).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President	September 2012 - Present	Vice President, Voya Investments, LLC (October 2015 - Present) and Voya Funds Services, LLC (July 2007 - Present).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	March 2006 - Present	Vice President - Mutual Fund Product Development, Voya Investments, LLC (July 2012 - Present); Vice President, Voya Family of Funds (March 2010 - Present) and Vice President, Voya Funds Services, LLC (March 2006 - Present). Formerly Managing Paralegal, Registration Statements (June 2003 - July 2012).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	May 2013 - Present	Vice President - Director of Tax, Voya Investments, LLC (October 2015 - Present). Formerly, Vice President - Director of Tax, Voya Funds Services, LLC (March 2013 - October 2015). Formerly, Assistant Vice President - Director of Tax, Voya Funds Services, LLC (March 2008 - February 2013).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Secretary	May 2013 - Present	Senior Vice President and Chief Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Assistant Secretary	August 2010 - Present	Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Assistant Secretary	May 2013 - Present	Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present).

(1)
The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

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Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
163050         (053116-072616)

Annual Report
May 31, 2016
Classes A, B, C, I, O, R and W
Domestic Equity Fund
■
Voya Mid Cap Research Enhanced Index Fund
(formerly, Voya Mid Cap Value Advantage Fund)

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.
PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Fund. The Fund’s Forms N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Form N-Q, as well as a complete portfolio of investments, is available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Brexit, and what comes after
Dear Shareholder,
Up until mid-June few thought the so-called “Brexit” referendum, on whether the UK should exit or remain in the European Union (“EU”), would have consequences beyond fluctuations in the pound. That changed, however, as momentum shifted toward the “leave” vote. The run-up to the vote saw a broad flight to safety, with slumping stock prices, increasing currency volatility, rising gold prices and newly-low bond yields. The U.S. Federal Reserve Board cited Brexit uncertainty as one of the factors influencing its decision not to hike interest rates in June.
Right up to the poll closings on the eve of June 23rd, pundits thought the “remain” vote would prevail; their expectations were dashed as “leave” took a lead. Markets woke to a nightmare come true on Friday, June 24th: a global sell-off in risk markets, most pronounced in peripheral European and Japanese equities, the British pound and global bank shares. Once the dust settled, markets in Europe had lost close to nine percent, Japan nearly eight percent and the pound eight percent.
That said, equity markets experienced a rapid rebound with both the S&P 500 and Dow Jones Industrial average regaining their footing by month-end. This is evidence that while Brexit represents a shock to the global economy, the rest of the world may not have to follow suit.
By the time you read this, at least a few weeks will have elapsed and the ripples from Brexit have begun to subside. Still, it’s important to keep in mind that stresses such as this call for calm thinking. You may have seen your portfolio valuations fluctuate and been tempted to change your strategy in hopes of sidestepping potential losses. We believe you should keep focused on achieving your long-term goals, don’t get distracted by trying to avoid near-term losses. Stay well-diversified; if you are concerned about volatility, consult with your financial advisor before taking any actions.
At Voya Investment Management, we seek to be a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
June 28, 2016
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

Market Perspective: Year Ended May 31, 2016

In our semi-annual report, we described how markets in global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, were shaken in August when China announced a 2% devaluation of the yuan, yet staged a strong recovery in October. But this was stalling by the end of November and started to unravel in December. Concerns intensified into February before a dramatic rally left the Index down just 4.27% for the fiscal year. (The Index returned -3.96% for the year ended May 31, 2016, measured in U.S. dollars.)
U.S. economic data were mixed during the period. One island of fairly consistent optimism was employment. The May report was somewhat disappointing by itself, but indicated that new jobs were still averaging 200,000 per month with the unemployment rate down to 4.98%. But the good news was like an island because it seemed to end at the water’s edge with little of it exported to other areas of economic activity like wages, prices and retail sales.
The Federal Open Market Committee (“FOMC”) continually referred to employment in its deliberations and the concern was that this would be used to justify more interest rate increases than the economy could bear. The FOMC on December 16 announced a 0.25% increase in the federal funds rate as a first step in normalizing policy, with FOMC members forecasting four additional rate increases in 2016. This was a prospect condemned by many as detached from reality, to the point of risking recession.
So investor sentiment started 2016 in rather a sour mood and this quickly deteriorated.
Indeed the economic news out of the U.S. in January did nothing to dispel the fears. The purchasing managers’ index in the manufacturing sector indicated contraction in these industries. Industrial production was falling, as were retail sales. Consumer prices were barely moving: the headline index only rose 0.7% in 2015, the smallest increase since 2008. Gross Domestic Product (“GDP”) in the U.S. was estimated to have grown at a scant 0.7% annual rate in the fourth quarter of 2015.
One reason for sluggish headline inflation the world over was falling energy prices, which had resumed their decline in late 2015 and into 2016, driven to repeated multi-year lows by faltering demand and uncontrollable supply. Inflation was practically non-existent and negative bond yields were increasingly common, encouraged and defended by central banks in Europe and Japan, even as the FOMC seemed headed in the opposite direction. This “policy divergence” among increasingly powerless central banks was to many commentators an unstable dynamic which could only end badly.
The perception of divergence and the general pessimism were made worse by events in China, amid fears that the economy was slowing faster than anyone would admit. Rattled by the global market reaction to their clumsy attempt at currency devaluation in August, the authorities were spending about $100bn per month in foreign exchange reserves to keep the yuan steady. On January 7, China set the yuan sharply lower, suggesting that they were now reconciled to further devaluation. A few days earlier, a new bout of panic in the Chinese stock market triggered a recently introduced circuit-breaker, which was then quickly abandoned as counter-productive. Perceptions of incompetence were rife, straining investor confidence even more.
Exactly why many markets hit bottom on February 11 is not clear. At around this time and subsequently, FOMC Chair Yellen reiterated expectations for gradual tightening and downplayed recession risks. Yet by May FOMC officials were talking about two to three increases in 2016, starting soon. China set a GDP growth target of 6.5% to 7.0% for 2016 and hinted that the yuan had fallen far enough. China’s foreign exchange reserves stabilized. Major oil producing nations failed to agree to curtail oil production, and the market shrugged it off; the price of a barrel of oil soared 87% between February 11 and May 31. The Index, down nearly 17% for the fiscal year, regained almost 15% over the same period.
In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) added 2.99% in the fiscal year, the Barclays U.S. Treasury Bond sub-index added 3.01%. The Barclays U.S. Corporate Investment Grade Bond sub-index rose 3.62%, while the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) lost just 0.77%, having been down nearly 13% on February 11.
U.S. equities, represented by the S&P 500® Index including dividends, gained 1.72% for the twelve months, 15.43% after February 11, paced by the more defensive utilities 14.62% and telecoms 11.80%. The worst performing sector was energy, down 10.13% for the year, but up 23.52% from February 11. In total, S&P 500® earnings per share suffered their fourth consecutive year-over-year decline in the first quarter of 2016.
In currencies, the dollar ultimately suffered from reduced expectations for U.S. interest rate increases and a growing skepticism about the effectiveness of euro zone and Japanese quantitative easing. The dollar lost 2.64% against the euro over the fiscal year, 11.45% against the yen, but advanced 5.34% against the pound as latterly the possibility of Britain’s exit from the European Union loomed larger.
In international markets, the MSCI Japan® Index slumped 17.99% in the 12 months through May, as the yen rose sharply, threatening yen-denominated profitability. The MSCI Europe ex UK® Index lost 8.99%, with the financials sector hard hit by the margin-squeezing effect of low interest rates. Pharmaceutical and auto companies also lagged. The MSCI UK® Index, fell 7.86%. Its financials also suffered from low interest rates, while its heavily weighted miners and oil companies were under pressure from historically low commodities prices.
Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.
Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell Midcap® Value Index	An unmanaged index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
3

Voya Mid Cap Research Enhanced Index Fund	Portfolio Managers’ Report

Sector Diversification as of May 31, 2016 (as a percentage of net assets)

Financials	25.8%
Information Technology	16.6%
Industrials	15.9%
Consumer Discretionary	12.0%
Health Care	8.5%
Materials	6.8%
Utilities	5.0%
Consumer Staples	4.5%
Energy	3.3%
Exchange-Traded Funds	0.9%
Telecommunication Services	0.2%
Assets in Excess of Other Liabilities*	0.5%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Mid Cap Research Enhanced Index Fund* (the “Fund” or “Mid Cap Research Enhanced”) seeks long-term capital growth and current income. The Fund is managed by Christopher Corapi and Vincent Costa, CFA, Portfolio Managers, and Kristy Finnegan, CFA, Assistant Portfolio Manager, of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.**
Performance: For the year ended May 31, 2016, the Fund’s Class A shares, excluding sales charges, provided a total return of  -4.08% compared to the Russell Midcap® Value Index (the “Index” or “Russell Midcap® Value”), which returned -0.31% for the same period.
Portfolio Specifics***: The Fund underperformed the Index for the period due to unfavorable stock selection. On the sector level, stock selection within the financials and consumer discretionary sectors detracted the most value. Strong stock selection within the materials and industrials sectors helped to offset losses.
On an individual stock level basis, MEG Energy Corp. and Community Health Systems, Inc. were among the key detractors for the period.
Owning non-benchmark name MEG Energy Corp., a Canadian oil sands company, underperformed as the company’s above average financial leverage combined with weak oil prices put a strain on the company’s revenues and cash flows.
An overweight position in Community Health Systems, an operator of hospitals in rural U.S. communities, detracted from performance. Despite some positive trends for medical utilization in the U.S. last year, Community Health missed its financial targets starting in the second half of 2015 as the planned turnaround of many legacy HMA hospitals has been difficult and slower than expected. Additionally, Community Health’s high leverage ratios created an overhang for the stock. Recently Community Health spun off a group of hospitals, creating Quorum Health, and will use the proceeds to retire $1.2 billion in debt.
Among the top contributors to performance were PPL Corporation and Albemarle Corporation.
An overweight position in PPL Corporation, a utility holding company which delivers electricity and natural gas, outperformed. The company reported second quarter 2016 earnings that beat expectations driven largely by solid results in the U.K. segment and favorable weather across its service territories. Shares also benefited from the company’s ability to secure favorable foreign exchange terms, which de-risked much of the growth headwinds. Moreover,
Top Ten Holdings as of May 31, 2016* (as a percentage of net assets)

Fortune Brands Home & Security, Inc.	1.1%
Packaging Corp. of America	1.1%
Mid-America Apartment Communities, Inc.	1.1%
Signature Bank	1.0%
UGI Corp.	1.0%
Orbital ATK, Inc.	1.0%
PacWest Bancorp	1.0%
Everest Re Group Ltd.	1.0%
Integrated Device Technology, Inc.	1.0%
Jones Lang LaSalle, Inc.	0.9%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
management increased its annual growth expectations through 2018.
Our overweight position in specialty chemical maker Albemarle Corporation contributed positively to performance. The company reported higher than expected earnings for fourth quarter 2015 results driven by growth in Lithium pricing and volumes, steady growth in surface treatments, and improvements in fine chemistry business. While guidance for 2016 fiscal year estimates was soft, management commentary was optimistic as it plans to use its above average free cash flow to retire debt, fund growth, and improve their overall return profile relative to expectations.
Current Strategy and Outlook****: Effective May 31, 2016, the Voya Mid Cap Value Advantage Fund transitioned to the Voya Mid Cap Research Enhanced Index Fund. As such, there was a change in the Fund’s name, investment objective, principal investment strategies, benchmark and portfolio managers. We believe that the U.S. economy has moved into a phase of self-sustaining, if slow, economic recovery. Despite continued modestly improving economic conditions in the U.S., concerns about the health of the global economy have raised questions about the U.S. Federal Reserve Board’s (“Fed”) ability to continue raising the federal funds rate in 2016. The Fed will consider U.S. labor market conditions and inflation in its decision to move toward a normalized interest rate environment. We believe the health of U.S. corporations remains intact, as evidenced by significant amounts of free cash flow and record high incremental margins. U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks.

*
On March 18, 2016, the Fund’s Board of Directors approved changes, effective on or about May 31, 2016, with respect to the Fund’s name, investment objective, principal investment strategies, benchmark, and portfolio managers. Prior to May 31, 2016, Voya Mid Cap Research Enhanced Index Fund was known as Voya Mid Cap Value Advantage Fund.

**
Effective September 4, 2015, Robert Kloss is no longer a portfolio manager of the Fund. Effective May 31, 2016, Steve Wetter and Kai Yee Wong were added as portfolio managers of the Fund. Effective May 31, 2016, Christopher Corapi and Kristy Finnegan were removed as portfolio managers of the Fund.

***
Effective May 31, 2016, the Fund’s benchmark was changed to the S&P MidCap 400 Index.

****
Effective May 31, 2016, the Fund’s objective is to seek long-term capital growth and the strategy is to invest, under normal market conditions, at least 80% of its assets in the securities of the S&P MidCap 400 Index.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.
4

Portfolio Managers’ Report	Voya Mid Cap Research Enhanced Index Fund

Average Annual Total Returns for the Periods Ended May 31, 2016
	1 Year	5 Year	10 Year
Including Sales Charge:
Class A(1)	-9.61%	6.96%	5.32%
Class B(2)	-9.48%	6.46%	4.82%
Class C(3)	-5.44%	7.07%	5.12%
Class I	-3.82%	7.90%	5.94%
Class O	-4.05%	7.61%	5.65%
Class R	-4.29%	7.33%	5.38%
Class W(4)	-3.80%	7.87%	5.77%
Excluding Sales Charge:
Class A	-4.08%	7.61%	5.65%
Class B	-5.00%	6.74%	4.82%
Class C	-4.54%	7.07%	5.12%
Class I	-3.82%	7.90%	5.94%
Class O	-4.05%	7.61%	5.65%
Class R	-4.29%	7.33%	5.38%
Class W(4)	-3.80%	7.87%	5.77%
Russell Midcap® Value	-0.31%	10.92%	7.76%
Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Mid Cap Research Enhanced Index Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 3%. Effective November 15, 2012, the maximum Class A sales charge was increased to 5.75%.

(2)
Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)
Reflects deduction of the Class C deferred sales charge of 1.00% for the 1 year return. Prior to November 15, 2012, the Class C deferred sales charge was 0.75%.

(4)
Class W incepted on August 5, 2011. The Class W shares performance shown for the period prior to their inception date is the performance of Class A shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

5

SHAREHOLDER EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from December 1, 2015 to May 31, 2016. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2016*	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2016*
Class A	$1,000.00	$1,033.70	0.99%	$5.03	$1,000.00	$1,020.05	0.99%	$5.00
Class B	1,000.00	1,028.80	1.74	8.83	1,000.00	1,016.30	1.74	8.77
Class C	1,000.00	1,031.30	1.49	7.57	1,000.00	1,017.55	1.49	7.52
Class I	1,000.00	1,034.60	0.74	3.76	1,000.00	1,021.30	0.74	3.74
Class O	1,000.00	1,033.70	0.99	5.03	1,000.00	1,020.05	0.99	5.00
Class R	1,000.00	1,032.00	1.24	6.30	1,000.00	1,018.80	1.24	6.26
Class W	1,000.00	1,035.50	0.74	3.77	1,000.00	1,021.30	0.74	3.74

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half-year.

6

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors
Voya Series Fund, Inc.:
We have audited the accompanying statement of assets and liabilities, including the summary portfolio of investments, of Voya Mid Cap Research Enhanced Index Fund (formerly known as Voya Mid Cap Value Advantage Fund), a series of Voya Series Fund, Inc., as of May 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Voya Mid Cap Research Enhanced Index Fund (formerly known as Voya Mid Cap Value Advantage Fund) as of May 31, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
July 27, 2016
7

STATEMENT OF ASSETS AND LIABILITIES as of May 31, 2016

ASSETS:
Investments in securities at fair value+*	$154,344,052
Short-term investments at fair value**	4,798,664
Total investments at fair value	$159,142,716
Cash	608
Receivables:
Investment securities sold (Note 1)	133,735,048
Fund shares sold	34,368
Dividends	217,733
Other (Note 6)	126,376
Prepaid expenses	27,244
Reimbursement due from manager	14,222
Other assets	15,953
Total assets	293,314,268
LIABILITIES:
Payable for investment securities purchased (Note 1)	135,588,722
Payable for fund shares redeemed	210,802
Payable upon receipt of securities loaned	2,116,664
Payable for investment management fees	71,319
Payable for distribution and shareholder service fees	36,434
Payable to custodian due to foreign currency overdraft***	589
Payable for directors fees	799
Payable to directors under the deferred compensation plan (Note 6)	15,953
Other accrued expenses and liabilities	99,927
Total liabilities	138,141,209
NET ASSETS	$155,173,059
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$153,200,525
Undistributed net investment income	509,119
Accumulated net realized loss	(1,955,862)
Net unrealized appreciation	3,419,277
NET ASSETS	$155,173,059
+ Including securities loaned at value	$1,980,788
* Cost of investments in securities	$150,924,744
** Cost of short-term investments	$4,798,664
*** Cost of foreign currency overdraft	$558
See Accompanying Notes to Financial Statements
8

STATEMENT OF ASSETS AND LIABILITIES as of May 31, 2016 (continued)

Class A
Net assets	$44,982,810
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	3,004,726
Net asset value and redemption price per share†	$14.97
Maximum offering price per share (5.75%)(1)	$15.88
Class B
Net assets	$4,594
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	341
Net asset value and redemption price per share†	$13.47
Class C
Net assets	$7,372,911
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	527,800
Net asset value and redemption price per share†	$13.97
Class I
Net assets	$9,619,916
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	626,608
Net asset value and redemption price per share	$15.35
Class O
Net assets	$78,692,976
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	5,239,646
Net asset value and redemption price per share	$15.02
Class R
Net assets	$14,351,513
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	973,013
Net asset value and redemption price per share	$14.75
Class W
Net assets	$148,339
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	9,678
Net asset value and redemption price per share	$15.33

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $50,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements
9

STATEMENT OF OPERATIONS for the year ended May 31, 2016

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$3,948,208
Securities lending income, net	16,461
Total investment income	3,964,669
EXPENSES:
Investment management fees	879,183
Distribution and shareholder service fees:
Class A	117,786
Class B	216
Class C	55,656
Class O	200,270
Class R	74,176
Transfer agent fees:
Class A	75,424
Class B	31
Class C	11,886
Class I	10,453
Class O	128,390
Class R	23,726
Class W	210
Shareholder reporting expense	38,575
Registration fees	85,227
Professional fees	43,198
Custody and accounting expense	35,554
Directors fees	4,796
Information statement costs (Note 6)	5,050
Miscellaneous expense	20,155
Interest expense	445
Total expenses	1,810,407
Net waived and reimbursed fees	(174,248)
Net expenses	1,636,159
Net investment income	2,328,510
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(1,422,314)
Foreign currency related transactions	329
Net realized loss	(1,421,985)
Net change in unrealized appreciation (depreciation) on:
Investments	(9,527,614)
Foreign currency related transactions	(31)
Net change in unrealized appreciation (depreciation)	(9,527,645)
Net realized and unrealized loss	(10,949,630)
Decrease in net assets resulting from operations	$(8,621,120)
* Foreign taxes withheld	$8,003
See Accompanying Notes to Financial Statements
10

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended May 31, 2016	Year Ended May 31, 2015
FROM OPERATIONS:
Net investment income	$2,328,510	$2,401,732
Net realized gain (loss)	(1,421,985)	9,863,888
Net change in unrealized appreciation (depreciation)	(9,527,645)	2,355,638
Increase (decrease) in net assets resulting from operations	(8,621,120)	14,621,258
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(593,912)	(937,076)
Class B	—	—
Class C	(55,382)	(103,117)
Class I	(152,420)	(201,824)
Class O	(1,017,000)	(1,493,933)
Class R	(138,583)	(288,958)
Class W	(2,063)	(1,315)
Net realized gains:
Class A	(2,297,755)	(12,198,152)
Class B	(417)	(35,324)
Class C	(370,023)	(1,940,706)
Class I	(480,977)	(2,180,547)
Class O	(3,892,243)	(19,514,234)
Class R	(720,728)	(4,325,931)
Class W	(6,415)	(14,742)
Total distributions	(9,727,918)	(43,235,859)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	11,980,338	41,409,109
Reinvestment of distributions	4,816,275	21,303,414
	16,796,613	62,712,523
Cost of shares redeemed	(33,925,031)	(40,101,086)
Net increase (decrease) in net assets resulting from capital share transactions	(17,128,418)	22,611,437
Net decrease in net assets	(35,477,456)	(6,003,164)
NET ASSETS:
Beginning of year or period	190,650,515	196,653,679
End of year or period	$155,173,059	$190,650,515
Undistributed net investment income at end of year or period	$509,119	$182,772

See Accompanying Notes to Financial Statements
11

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
05-31-16	16.66	0.23	(0.98)	(0.75)	0.19	0.75	—	0.94	—	14.97	(4.08)	1.11	0.99	0.99	1.49	44,983	143
05-31-15	19.67	0.23•	1.23	1.46	0.32	4.15	—	4.47	—	16.66	7.96	1.03	0.99	0.99	1.23	56,826	73
05-31-14	18.22	0.09	3.01	3.10	0.04	1.61	—	1.65	—	19.67	17.57	1.01	0.99	0.99	0.45	58,939	122
05-31-13	14.67	0.05	3.74	3.79	0.06	0.18	—	0.24	—	18.22	26.10	1.02	0.99	0.99	0.28	55,247	102
05-31-12	15.66	0.08	(1.03)	(0.95)	0.04	—	—	0.04	—	14.67	(6.02)	1.18	1.00	1.00	0.53	39,114	97
Class B
05-31-16	15.02	0.07•	(0.87)	(0.80)	—	0.75	—	0.75	—	13.47	(5.00)	1.86	1.74	1.74	0.46	5	143
05-31-15	17.97	0.10•	1.10	1.20	—	4.15	—	4.15	—	15.02	7.15	1.78	1.74	1.74	0.58	130	73
05-31-14	16.86	(0.06)•	2.78	2.72	—	1.61	—	1.61	—	17.97	16.69	1.76	1.74	1.74	(0.31)	321	122
05-31-13	13.65	(0.07)•	3.47	3.40	0.01	0.18	—	0.19	—	16.86	25.12	1.77	1.74	1.74	(0.45)	864	102
05-31-12	14.64	(0.04)	(0.95)	(0.99)	—	—	—	—	—	13.65	(6.76)	1.93	1.75	1.75	(0.22)	1,519	97
Class C
05-31-16	15.60	0.15	(0.92)	(0.77)	0.11	0.75	—	0.86	—	13.97	(4.54)	1.61	1.49	1.49	0.98	7,373	143
05-31-15	18.68	0.13•	1.16	1.29	0.22	4.15	—	4.37	—	15.60	7.41	1.53	1.49	1.49	0.74	8,718	73
05-31-14	17.42	(0.01)	2.88	2.87	—	1.61	—	1.61	—	18.68	17.03	1.51	1.49	1.49	(0.05)	9,463	122
05-31-13	14.06	(0.04)	3.59	3.55	0.01	0.18	—	0.19	—	17.42	25.45	1.52	1.49	1.49	(0.22)	8,314	102
05-31-12	15.05	0.01	(0.99)	(0.98)	0.01	—	—	0.01	—	14.06	(6.54)	1.68	1.50	1.50	0.04	5,989	97
Class I
05-31-16	17.06	0.28	(1.00)	(0.72)	0.24	0.75	—	0.99	—	15.35	(3.82)	0.80	0.74	0.74	1.74	9,620	143
05-31-15	20.06	0.29•	1.24	1.53	0.38	4.15	—	4.53	—	17.06	8.20	0.70	0.70	0.70	1.52	12,190	73
05-31-14	18.52	0.15	3.07	3.22	0.07	1.61	—	1.68	—	20.06	18.00	0.67	0.67	0.67	0.77	13,478	122
05-31-13	14.91	0.09•	3.80	3.89	0.10	0.18	—	0.28	—	18.52	26.43	0.70	0.70	0.70	0.56	12,826	102
05-31-12	15.90	0.12	(1.04)	(0.92)	0.07	—	—	0.07	—	14.91	(5.78)	0.91	0.75	0.75	0.79	7,882	97
Class O
05-31-16	16.71	0.23	(0.97)	(0.74)	0.20	0.75	—	0.95	—	15.02	(4.05)	1.11	0.99	0.99	1.49	78,693	143
05-31-15	19.72	0.23•	1.23	1.46	0.32	4.15	—	4.47	—	16.71	7.93	1.03	0.99	0.99	1.24	92,467	73
05-31-14	18.26	0.09	3.02	3.11	0.04	1.61	—	1.65	—	19.72	17.60	1.01	0.99	0.99	0.45	97,002	122
05-31-13	14.71	0.05	3.74	3.79	0.06	0.18	—	0.24	—	18.26	26.05	1.02	0.99	0.99	0.26	87,976	102
05-31-12	15.70	0.08	(1.03)	(0.95)	0.04	—	—	0.04	—	14.71	(6.00)	1.18	1.00	1.00	0.54	49,167	97
Class R
05-31-16	16.41	0.20	(0.97)	(0.77)	0.14	0.75	—	0.89	—	14.75	(4.29)	1.36	1.24	1.24	1.25	14,352	143
05-31-15	19.45	0.18•	1.21	1.39	0.28	4.15	—	4.43	—	16.41	7.64	1.28	1.24	1.24	0.99	20,193	73
05-31-14	18.04	0.04	2.99	3.03	0.01	1.61	—	1.62	—	19.45	17.36	1.26	1.24	1.24	0.20	17,380	122
05-31-13	14.54	0.00*	3.70	3.70	0.02	0.18	—	0.20	—	18.04	25.70	1.27	1.24	1.24	0.02	15,871	102
05-31-12	15.54	0.04	(1.02)	(0.98)	0.02	—	—	0.02	—	14.54	(6.27)	1.43	1.25	1.25	0.29	10,204	97
See Accompanying Notes to Financial Statements
12

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class W
05-31-16	17.04	0.26•	(0.98)	(0.72)	0.24	0.75	—	0.99	—	15.33	(3.80)	0.86	0.74	0.74	1.74	148	143
05-31-15	20.03	0.25•	1.28	1.53	0.37	4.15	—	4.52	—	17.04	8.21	0.78	0.74	0.74	1.37	126	73
05-31-14	18.50	0.15•	3.05	3.20	0.06	1.61	—	1.67	—	20.03	17.89	0.76	0.74	0.74	0.77	70	122
05-31-13	14.90	0.09	3.79	3.88	0.10	0.18	—	0.28	—	18.50	26.36	0.77	0.74	0.74	0.59	52	102
08-05-11(4) - 05-31-12	13.51	0.10	1.36	1.46	0.07	—	—	0.07	—	14.90	10.88	0.93	0.75	0.75	0.85	3	97

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Commencement of operations.

•
Calculated using average number of shares outstanding throughout the period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements
13

NOTES TO FINANCIAL STATEMENTS as of May 31, 2016

NOTE 1 — ORGANIZATION
Voya Series Fund, Inc. (the “Company”) was incorporated under the laws of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. There are six separate active investment series that comprise the Company. The series included in this report is Voya Mid Cap Research Enhanced Index Fund (“Mid Cap Research Enhanced Index” or the “Fund”), a diversified series of the Company. On March 18, 2016, the Fund’s Board of Directors approved changes, effective on or about May 31, 2016, with respect to the Fund’s name, investment objective, principal investment strategies, benchmark, and portfolio managers. Prior to May 31, 2016, the Fund was known as “Voya Mid Cap Value Advantage Fund.” On or about May 31, 2016, the Fund executed security transactions to institute the new investment objective and principal investment strategies resulting in a large Receivable for Investment Securities Sold and a large Payable for Investment Securities Purchased on the Statement of Assets and Liabilities as of May 31, 2016.
The Fund offers the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class R and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.
Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya Investments has engaged Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, to serve as the Sub-Adviser to the Fund. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Fund.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are

14

NOTES TO FINANCIAL STATEMENTS as of May 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, the Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Fund’s Board of Directors (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and the Fund’s forward foreign currency contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which the Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Fund’s valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Fund. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.
Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that

15

NOTES TO FINANCIAL STATEMENTS as of May 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

are observable are classified as “Level 2” and unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Summary Portfolio of Investments.
U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when the Fund has a significant amount of Level 3 investments.
For the year ended May 31, 2016, there have been no significant changes to the fair valuation methodologies.
B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.
D. Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. The Fund declares and pays dividends and capital gain distributions, if any, at least annually to comply with the distribution requirements of the Internal Revenue Code and may make distributions on a more frequent basis. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.
E. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions will be made until any capital loss carryforwards have been fully utilized or expired.
The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

16

NOTES TO FINANCIAL STATEMENTS as of May 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

F. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G. Securities Lending. The Fund has the option to temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Fund will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Fund. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Fund to be more volatile. The use of leverage may increase expenses and increase the impact of the Fund’s other risks.
H. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended May 31, 2016, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, were as follows:
Purchases	Sales
$225,226,001	$245,186,814
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of the Fund, at the following annual rates: 0.550% on the first $500 million, 0.525% on the next $250 million, 0.500% on the next $1.25 billion, and 0.475% in excess of $2 billion.
The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Each share class of the Fund (except as noted below) has a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund, except Class I and Class W, pays the Distributor Distribution Fees and/or Service Fees based on average daily net assets at the following rates:
Class A	Class B	Class C	Class O	Class R
0.25%	1.00%	0.75%	0.25%	0.50%
The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Fund, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, Class B, and Class C shares. For the year ended May 31, 2016, the Distributor retained the following amounts in sales charges:
	Class A	Class C
Initial Sales Charges:	$2,261	$—
Contingent Deferred Sales Charges:	$44	$124

17

NOTES TO FINANCIAL STATEMENTS as of May 31, 2016 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
For the year ended May 31, 2016, the Fund incurred $5,050 of information statement costs and $126,376 of transition costs associated with changes to the Fund’s name, investment objective, principal investment strategies, benchmark and portfolio managers. The Investment Adviser reimburses the Fund for these costs.
At May 31, 2016, the following direct or indirect, wholly-owned subsidiary of Voya Financial, Inc. owned more than 5% of the Fund:
Subsidiary	Percentage
Voya Institutional Trust Company	9.06%
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Investment Advisor may direct the Fund’s Sub-Adviser to use its best efforts (subject to obtaining best execution of each transaction) to allocate the Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of the Fund. Any amount credited to the Fund is reflected as brokerage commission recapture on the accompanying Statement of Operations.
The Fund has adopted a deferred compensation plan (the “Plan”), which allows eligible independent directors, as described in the Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the director under the Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). The Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of directors’ fees under the Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.
NOTE 7 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to 1.00%, 1.75%, 1.50%, 0.75%, 1.00%, 1.25% and 0.75% for Class A, Class B, Class C, Class I, Class O, Class R and Class W, respectively.
Pursuant to a side letter agreement, through October 1, 2016, the Investment Adviser has agreed to further lower the expense limits to 0.99%, 1.74%, 1.49%, 0.74%, 0.99%, 1.24% and 0.74% for Class A, Class B, Class C, Class I, Class O, Class R, and Class W, respectively. Termination or modification of this obligation requires approval by the Board.
The Investment Adviser may at a later date recoup from the Fund for class specific fees waived and/or other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.
As of May 31, 2016, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Advisor, and the related expiration dates, are as follows:
May 31,			Total
2017	2018	2019
$ —	$—	$82,592	$82,592
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Advisor, and the related expiration dates, as of May 31, 2016, are as follows:
	May 31,
	2017	2018	2019	Total
Class A	$11,299	$23,263	$27,232	$61,794
Class B	118	62	9	189
Class C	1,753	3,493	4,295	9,541
Class R	3,280	8,170	8,549	19,999
Class O	18,244	36,818	46,443	101,505
Class W	3	44	77	124
The Expense Limitation Agreement and the side letter agreement are contractual through October 1, 2016 and the Expense Limitation Agreement shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.

18

NOTES TO FINANCIAL STATEMENTS as of May 31, 2016 (continued)

NOTE 8 — LINE OF CREDIT
Effective May 20, 2016, the Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 20, 2016, the aggregate amount was $200,000,000 and the commitment fee was equal to 0.10% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
During the year ended May 31, 2016, the Fund utilized the line of credit as follows:
Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
3	$3,617,000	1.37%

NOTE 9 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Class A
5/31/2016	159,781	—	199,160	(765,892)	(406,951)	2,374,842	—	2,770,320	(11,331,847)	(6,186,685)
5/31/2015	346,452	—	776,513	(706,939)	416,026	6,538,608	—	12,633,867	(12,803,265)	6,369,210
Class B
5/31/2016	—	—	23	(8,350)	(8,327)	—	—	287	(121,544)	(121,257)
5/31/2015	547	—	2,335	(12,069)	(9,187)	9,913	—	34,367	(213,971)	(169,691)
Class C
5/31/2016	56,158	—	27,524	(114,872)	(31,190)	736,203	—	358,086	(1,596,362)	(502,073)
5/31/2015	42,321	—	113,639	(103,574)	52,386	686,101	—	1,735,266	(1,781,029)	640,338
Class I
5/31/2016	68,798	—	43,255	(199,915)	(87,862)	1,024,476	—	616,384	(3,041,711)	(1,400,851)
5/31/2015	186,317	—	135,291	(278,993)	42,615	3,402,932	—	2,252,589	(5,426,517)	229,004
Class O
5/31/2016	470,406	—	15,598	(780,346)	(294,342)	6,621,865	—	217,747	(11,585,043)	(4,745,431)
5/31/2015	1,376,504	—	53,083	(814,049)	615,538	23,457,931	—	866,304	(14,776,791)	9,547,444
Class R
5/31/2016	81,041	—	61,587	(400,041)	(257,413)	1,183,707	—	844,973	(6,236,565)	(4,207,885)
5/31/2015	382,903	—	234,577	(280,627)	336,853	7,243,950	—	3,764,963	(5,078,123)	5,930,790
Class W
5/31/2016	2,538	—	596	(827)	2,307	39,245	—	8,478	(11,959)	35,764
5/31/2015	4,008	—	966	(1,122)	3,852	69,674	—	16,058	(21,390)	64,342
NOTE 10 — SECURITIES LENDING
Under an agreement with BNY, the Fund can lend its securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the Market Close of the Fund at its last sale price or official closing price on the principal exchange or system on which it is traded and any additional collateral is delivered to the Fund on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Fund bears the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Fund indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

19

NOTES TO FINANCIAL STATEMENTS as of May 31, 2016 (continued)

NOTE 10 — SECURITIES LENDING (continued)

Currently, the cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the U.S. government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.
Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the Fund.
The following table represents a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of May 31, 2016:
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
HSBC Bank PLC	$1,980,788	$(1,980,788)	$—
Total	$1,980,788	$(1,980,788)	$—

(1)
Collateral with a fair value of  $2,116,664 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 11 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
The following permanent tax differences have been reclassified as of May 31, 2016:
Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
$(42,803)	$42,803
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
Year Ended May 31, 2016		Year Ended May 31, 2015
Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
$2,920,055	$6,807,863	$7,927,072	$35,308,787
The tax-basis components of distributable earnings as of May 31, 2016 were:
Undistributed Ordinary Income	Post-October Capital Losses Deferred	Unrealized Appreciation/ (Depreciation)	Short-term Capital Loss Carryforwards	Expiration
$542,982	$(213,553)	$3,258,175	$(1,581,207)	None
The Fund’s major tax jurisdictions are U.S. federal and Arizona state.
As of May 31, 2016, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2011.
NOTE 12 — SUBSEQUENT EVENTS
The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (“subsequent events”), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

20

Voya Mid Cap Research Enhanced	SUMMARY PORTFOLIO OF INVESTMENTS
Index Fund	as of May 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.6%
		Consumer Discretionary: 12.0%
24,841		Big Lots, Inc.	$1,299,184	0.8
9,209		Domino’s Pizza, Inc.	1,113,184	0.7
66,644		Gentex Corp.	1,104,958	0.7
15,660		Jack in the Box, Inc.	1,334,232	0.9
782	@	NVR, Inc.	1,355,206	0.9
13,550		Pool Corp.	1,240,774	0.8
316,367		Other Securities	11,160,934	7.2
			18,608,472	12.0
		Consumer Staples: 4.5%
61,888		Flowers Foods, Inc.	1,160,400	0.7
11,244		Ingredion, Inc.	1,320,158	0.9
95,279		Other Securities	4,499,506	2.9
			6,980,064	4.5
		Energy: 3.3%
65,828		QEP Resources, Inc.	1,226,376	0.8
224,912		Other Securities	3,844,648	2.5
			5,071,024	3.3
		Financials: 25.8%
30,119		DCT Industrial Trust, Inc.	1,299,032	0.8
16,217		Endurance Specialty Holdings Ltd.	1,101,459	0.7
8,422		Everest Re Group Ltd.	1,508,464	1.0
30,252		First American Financial Corp.	1,156,837	0.8
12,437		Jones Lang LaSalle, Inc.	1,465,825	0.9
48,200		LaSalle Hotel Properties	1,113,902	0.7
31,963		Liberty Property Trust	1,192,859	0.8
15,747		Mid-America Apartment Communities, Inc.	1,621,784	1.1
37,203		PacWest Bancorp	1,550,621	1.0
28,091		PrivateBancorp, Inc.	1,245,836	0.8
11,786	@	Signature Bank	1,591,110	1.0
10,524		Sovran Self Storage, Inc.	1,139,434	0.7
12,312	@	SVB Financial Group	1,356,782	0.9
19,374		Taubman Centers, Inc.	1,328,475	0.9
32,715		Weingarten Realty Investors	1,231,065	0.8
565,893		Other Securities	20,064,859	12.9
			39,968,344	25.8
		Health Care: 8.5%
32,064		Owens & Minor, Inc.	1,195,667	0.8
15,855		STERIS PLC	1,100,813	0.7
14,432	@	WellCare Health Plans, Inc.	1,463,693	0.9
124,116		Other Securities	9,402,510	6.1
			13,162,683	8.5
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials: 15.9%
14,028		Curtiss-Wright Corp.	$1,167,410	0.7
28,886		Fortune Brands Home & Security, Inc.	1,694,742	1.1
7,693		Huntington Ingalls Industries, Inc.	1,180,183	0.7
16,392		IDEX Corp.	1,366,109	0.9
19,998		Lincoln Electric Holdings, Inc.	1,203,480	0.8
16,754		Manpower, Inc.	1,336,131	0.9
17,871		Orbital ATK, Inc.	1,555,313	1.0
16,100		Toro Co.	1,437,891	0.9
21,874		Waste Connections, Inc.	1,432,091	0.9
282,476		Other Securities	12,376,983	8.0
			24,750,333	15.9
		Information Technology: 16.6%
56,987	@	ARRIS International PLC	1,373,387	0.9
19,520	@	Arrow Electronics, Inc.	1,261,382	0.8
35,193		Ingram Micro, Inc.	1,218,734	0.8
63,805	@	Integrated Device Technology, Inc.	1,489,847	1.0
17,149		j2 Global, Inc.	1,148,469	0.7
19,269	@	Manhattan Associates, Inc.	1,270,405	0.8
54,592	@	Trimble Navigation Ltd.	1,396,463	0.9
6,785	@	Ultimate Software Group, Inc.	1,387,397	0.9
401,218		Other Securities	15,246,130	9.8
			25,792,214	16.6
		Materials: 6.8%
65,194		Commercial Metals Co.	1,119,381	0.7
24,791		Packaging Corp. of America	1,691,490	1.1
52,731		Steel Dynamics, Inc.	1,301,928	0.9
136,019		Other Securities	6,395,193	4.1
			10,507,992	6.8
		Telecommunication Services: 0.2%
11,716		Other Securities	337,304	0.2
		Utilities: 5.0%
20,217		Black Hills Corp.	1,223,937	0.8
36,983		UGI Corp.	1,587,310	1.0
156,347		Other Securities	5,011,395	3.2
			7,822,642	5.0
		Total Common Stock (Cost $149,583,848)	153,001,072	98.6

See Accompanying Notes to Financial Statements
21

Voya Mid Cap Research Enhanced	SUMMARY PORTFOLIO OF INVESTMENTS
Index Fund	as of May 31, 2016 (continued)

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 0.9%
9,000	iShares S&P MidCap 400 Index Fund	$1,342,980	0.9
	Total Exchange-Traded Funds (Cost $1,340,896)	1,342,980	0.9
	Total Long-Term Investments (Cost $150,924,744)	154,344,052	99.5

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.1%
	Securities Lending Collateralcc: 1.4%
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 05/31/16, 0.34%, due 06/01/16 (Repurchase Amount $1,000,009, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $1,020,000, due 06/15/16-02/20/66)	1,000,000	0.6
1,000,000	Millenium Fixed Income Ltd., Repurchase Agreement dated 05/31/16, 0.34%, due 06/01/16 (Repurchase Amount $1,000,009, collateralized by various U.S. Government Securities, 1.375%-3.625%, Market Value plus accrued interest $1,020,000, due 03/31/20-02/15/44)	1,000,000	0.7
116,664	Nomura Securities, Repurchase Agreement dated 05/31/16, 0.31%, due 06/01/16 (Repurchase Amount $116,665, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $118,997, due 09/28/16-03/20/66)	116,664	0.1
		2,116,664	1.4
Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 1.7%
2,682,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.410%†† (Cost $2,682,000)	$2,682,000	1.7
	Total Short-Term Investments (Cost $4,798,664)	4,798,664	3.1
	Total Investments in Securities (Cost $155,723,408)	$159,142,716	102.6
	Liabilities in Excess of Other Assets	(3,969,657)	(2.6)
	Net Assets	$155,173,059	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2016.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of May 31, 2016.

@
Non-income producing security.

cc
Represents securities purchased with cash collateral received for securities on loan.

Cost for federal income tax purposes is $155,884,510.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$4,650,620
Gross Unrealized Depreciation	(1,392,414)
Net Unrealized Appreciation	$3,258,206

See Accompanying Notes to Financial Statements
22

Voya Mid Cap Research Enhanced	SUMMARY PORTFOLIO OF INVESTMENTS
Index Fund	as of May 31, 2016 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2016
Asset Table
Investments, at fair value
Common Stock*	$153,001,072	$—	$—	$153,001,072
Exchange-Traded Funds	1,342,980	—	—	1,342,980
Short-Term Investments	2,682,000	2,116,664	—	4,798,664
Total Investments, at fair value	$157,026,052	$2,116,664	$—	$159,142,716

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements
23

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended May 31, 2016 were as follows:
Fund Name	Type	Per Share Amount
Voya Mid Cap Research Enhanced Index Fund
Class A	NII	$0.1929
Class B	NII	$—
Class C	NII	$0.1117
Class I	NII	$0.2365
Class O	NII	$0.1950
Class R	NII	$0.1435
Class W	NII	$0.2400
All Classes	STCG	$0.0922
All Classes	LTCG	$0.6541

NII - Net investment income
STCG - Short-term capital gain
LTCG - Long-term capital gain
Of the ordinary distributions made during the year ended May 31, 2016, 100% qualifies for the dividends received deduction (DRD) available to corporate shareholders.
For the year ended May 31, 2016, 100% of ordinary distributions paid by the Fund is designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals.
The Fund designates 100% of its short-term capital gain distributions as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2).
The Fund designates $6,807,863 of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C).
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.
24

DIRECTOR AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Company are managed under the direction of the Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company.
Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Independent Directors:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Director	May 2013 - Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 - Present).	150	DSM/Dentaquest, Boston, MA (February 2014 - Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Chairperson Director	January 2014 - Present May 2013 - Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 - Present).	150	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Director	May 2013 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 - Present).	150	Wisconsin Energy Corporation (June 2006 - Present); The Royce Funds (35 funds) (December 2009 - Present); and AMICA Mutual Insurance Company (1992 - Present).
Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Director	May 2013 - Present	Retired.	150	First Marblehead Corporation (September 2003 - Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258-2034 Age: 66	Director	August 2015 - Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 - November 2015).	150	None.
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Director	December 2007 - Present	Retired.	150	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Director	May 2013 - Present	Retired.	150	Assured Guaranty Ltd. (April 2004 - Present).
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Director	January 2003 - Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 - Present).	150	None.
25

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Director	May 2013 - Present	Consultant (May 2001 - Present).	150	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Director	October 2015 - Present	Retired. Formerly, President, Bond Division, Fidelity Management and Research (June 2009 - September 2012).	150	None.
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Director	May 2013 - Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 - August 2011).	150	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).
Director who is an “interested person”:
Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Director	December 2007 - Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 - Present).	150	Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005 - Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management (March 2006 - Present); and Voya Investment Trust Co. (April 2009 - Present).

(1)
Directors serve until their successors are duly elected and qualified. The tenure of each Director who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Director”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director shall retire from and cease to be a member of the Board of Directors at the close of business on December 31 of the calendar year in which the Independent Director attains the age of 75. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for the purposes of appointing a successor to the Independent Director or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Government Money Market Portfolio; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of June 30, 2016.

(3)
Mr. Mathews is deemed to be an “interested person” of the Company as defined in the 1940 Act, because of his current affiliation with the Voya funds, Voya Financial, Inc., or Voya Financial, Inc.’s affiliates.

26

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	President and Chief Executive Officer	December 2006 - Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 - Present).
Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Executive Vice President	April 2002 - Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (March 2012 - Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 - December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007 - April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011 - February 2012).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 66	Executive Vice President Chief Investment Risk Officer	March 2002 - Present May 2013 - Present	Executive Vice President, Voya Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 - Present).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Chief Compliance Officer	February 2012 - Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 - Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 - January 2012).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (April 2005 - Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Senior Vice President	December 2003 - Present	Senior Vice President, Voya Investments, LLC (September 2003 - Present).
Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Senior Vice President	September 2012 - Present	Senior Vice President - Fund Compliance, Voya Investments, LLC (June 2012 - Present); and Chief Compliance Officer of Directed Services LLC and Voya Investments, LLC (January 2014 - Present). Formerly, Vice President - Platform Product Management & Project Management, Voya Investments, LLC (April 2007 - June 2012).
Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	June 2006 - Present	Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 - Present) and Voya Funds Services, LLC (March 2006 - Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President and Treasurer	September 2012 - Present	Vice President, Voya Investments, LLC (October 2015 - Present) and Voya Funds Services, LLC (July 2012 - Present). Formerly, Assistant Vice President - Director, Voya Funds Services, LLC (March 2003 - March 2012).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	September 2004 - Present	Vice President, Voya Investments, LLC (October 2015 - Present) and Voya Funds Services, LLC (September 2004 - Present).
27

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Vice President	March 2003 - Present	Vice President, Voya Funds Services, LLC (February 1996 - Present) and Voya Investments, LLC (October 2004 - Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010 - Present); Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013 - Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012 - Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	September 2014 - Present	Vice President, Voya Investments, LLC (October 2015 - Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 - October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 - March 2014).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President	March 2002 - Present	Vice President, Voya Funds Services, LLC (November 1995 - Present) and Voya Investments, LLC (August 1997 - Present). Formerly, Treasurer, Voya Family of Funds (November 1999 - February 2012).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President	September 2012 - Present	Vice President, Voya Investments, LLC (October 2015 - Present) and Voya Funds Services, LLC (July 2007 - Present).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	March 2006 - Present	Vice President - Mutual Fund Product Development, Voya Investments, LLC (July 2012 - Present); Vice President, Voya Family of Funds (March 2010 - Present) and Vice President, Voya Funds Services, LLC (March 2006 - Present). Formerly Managing Paralegal, Registration Statements (June 2003 - July 2012).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	May 2013 - Present	Vice President - Director of Tax, Voya Investments, LLC (October 2015 - Present). Formerly, Vice President - Director of Tax, Voya Funds Services, LLC (March 2013 - October 2015). Formerly, Assistant Vice President - Director of Tax, Voya Funds Services, LLC (March 2008 - February 2013).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Secretary	May 2013 - Present	Senior Vice President and Chief Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Assistant Secretary	August 2010 - Present	Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 -Present).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Assistant Secretary	May 2013 - Present	Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present).

(1)
The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

28

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
163060         (053116-072616)

Annual Report
May 31, 2016
Voya Capital Allocation Fund
Classes A, B, C, I, O and W
E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.
PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Brexit, and what comes after
Dear Shareholder,
Up until mid-June few thought the so-called “Brexit” referendum, on whether the UK should exit or remain in the European Union (“EU”), would have consequences beyond fluctuations in the pound. That changed, however, as momentum shifted toward the “leave” vote. The run-up to the vote saw a broad flight to safety, with slumping stock prices, increasing currency volatility, rising gold prices and newly-low bond yields. The U.S. Federal Reserve Board cited Brexit uncertainty as one of the factors influencing its decision not to hike interest rates in June.
Right up to the poll closings on the eve of June 23rd, pundits thought the “remain” vote would prevail; their expectations were dashed as “leave” took a lead. Markets woke to a nightmare come true on Friday, June 24th: a global sell-off in risk markets, most pronounced in peripheral European and Japanese equities, the British pound and global bank shares. Once the dust settled, markets in Europe had lost close to nine percent, Japan nearly eight percent and the pound eight percent.
That said, equity markets experienced a rapid rebound with both the S&P 500 and Dow Jones Industrial average regaining their footing by month-end. This is evidence that while Brexit represents a shock to the global economy, the rest of the world may not have to follow suit.
By the time you read this, at least a few weeks will have elapsed and the ripples from Brexit have begun to subside. Still, it’s important to keep in mind that stresses such as this call for calm thinking. You may have seen your portfolio valuations fluctuate and been tempted to change your strategy in hopes of sidestepping potential losses. We believe you should keep focused on achieving your long-term goals, don’t get distracted by trying to avoid near-term losses. Stay well-diversified; if you are concerned about volatility, consult with your financial advisor before taking any actions.
At Voya Investment Management, we seek to be a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
June 28, 2016
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

Market Perspective: Year Ended May 31, 2016

In our semi-annual report, we described how markets in global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, were shaken in August when China announced a 2% devaluation of the yuan, yet staged a strong recovery in October. But this was stalling by the end of November and started to unravel in December. Concerns intensified into February before a dramatic rally left the Index down just 4.27% for the fiscal year. (The Index returned -3.96% for the year ended May 31, 2016, measured in U.S. dollars.)
U.S. economic data were mixed during the period. One island of fairly consistent optimism was employment. The May report was somewhat disappointing by itself, but indicated that new jobs were still averaging 200,000 per month with the unemployment rate down to 4.98%. But the good news was like an island because it seemed to end at the water’s edge with little of it exported to other areas of economic activity like wages, prices and retail sales.
The Federal Open Market Committee (“FOMC”) continually referred to employment in its deliberations and the concern was that this would be used to justify more interest rate increases than the economy could bear. The FOMC on December 16 announced a 0.25% increase in the federal funds rate as a first step in normalizing policy, with FOMC members forecasting four additional rate increases in 2016. This was a prospect condemned by many as detached from reality, to the point of risking recession.
So investor sentiment started 2016 in rather a sour mood and this quickly deteriorated.
Indeed the economic news out of the U.S. in January did nothing to dispel the fears. The purchasing managers’ index in the manufacturing sector indicated contraction in these industries. Industrial production was falling, as were retail sales. Consumer prices were barely moving: the headline index only rose 0.7% in 2015, the smallest increase since 2008. Gross Domestic Product (“GDP”) in the U.S. was estimated to have grown at a scant 0.7% annual rate in the fourth quarter of 2015.
One reason for sluggish headline inflation the world over was falling energy prices, which had resumed their decline in late 2015 and into 2016, driven to repeated multi-year lows by faltering demand and uncontrollable supply. Inflation was practically non-existent and negative bond yields were increasingly common, encouraged and defended by central banks in Europe and Japan, even as the FOMC seemed headed in the opposite direction. This “policy divergence” among increasingly powerless central banks was to many commentators an unstable dynamic which could only end badly.
The perception of divergence and the general pessimism were made worse by events in China, amid fears that the economy was slowing faster than anyone would admit. Rattled by the global market reaction to their clumsy attempt at currency devaluation in August, the authorities were spending about $100bn per month in foreign exchange reserves to keep the yuan steady. On January 7, China set the yuan sharply lower, suggesting that they were now reconciled to further devaluation. A few days earlier, a new bout of panic in the Chinese stock market triggered a recently introduced circuit-breaker, which was then quickly abandoned as counter-productive. Perceptions of incompetence were rife, straining investor confidence even more.
Exactly why many markets hit bottom on February 11 is not clear. At around this time and subsequently, FOMC Chair Yellen reiterated expectations for gradual tightening and downplayed recession risks. Yet by May FOMC officials were talking about two to three increases in 2016, starting soon. China set a GDP growth target of 6.5% to 7.0% for 2016 and hinted that the yuan had fallen far enough. China’s foreign exchange reserves stabilized. Major oil producing nations failed to agree to curtail oil production, and the market shrugged it off; the price of a barrel of oil soared 87% between February 11 and May 31. The Index, down nearly 17% for the fiscal year, regained almost 15% over the same period.
In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) added 2.99% in the fiscal year, the Barclays U.S. Treasury Bond sub-index added 3.01%. The Barclays U.S. Corporate Investment Grade Bond sub-index rose 3.62%, while the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) lost just 0.77%, having been down nearly 13% on February 11.
U.S. equities, represented by the S&P 500® Index including dividends, gained 1.72% for the twelve months through May, 15.43% after February 11, paced by the more defensive utilities 14.62% and telecoms 11.80%. The worst performing sector was energy, down 10.13% for the year, but up 23.52% from February 11. In total, S&P 500® earnings per share suffered their fourth consecutive year-over-year decline in the first quarter of 2016.
In currencies, the dollar ultimately suffered from reduced expectations for U.S. interest rate increases and a growing skepticism about the effectiveness of euro zone and Japanese quantitative easing. The dollar lost 2.64% against the euro over the fiscal year, 11.45% against the yen, but advanced 5.34% against the pound as latterly the possibility of Britain’s exit from the European Union loomed larger.
In international markets, the MSCI Japan® Index slumped 17.99% in the 12 months through May, as the yen rose sharply, threatening yen-denominated profitability. The MSCI Europe ex UK® Index lost 8.99%, with the financials sector hard hit by the margin-squeezing effect of low interest rates. Pharmaceutical and auto companies also lagged. The MSCI UK® Index, fell 7.86%. Its financials also suffered from low interest rates, while its heavily weighted miners and oil companies were under pressure from historically low commodities prices.
Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Barclays Global Aggregate Index	Provides a broad-based measure of the global investment-grade fixed-rate debt markets.
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays High Yield Bond Index	The Barclays US Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on Barclays EM country definition, are excluded. The US Corporate High Yield Index is a component of the US Universal and Global High Yield Indices. The index was created in 1986, with history backfilled to July 1, 1983.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.
Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
Bloomberg Commodity Index	Bloomberg Commodity Index (BCOM) is calculated on an excess return basis and reflects commodity futures price movements. The index rebalances annually weighted 2∕3 by trading volume and 1∕3 by world production and weight-caps are applied at the commodity, sector and group level for diversification. Roll period typically occurs from 6th – 10th business day based on the roll schedule.
FTSE EPRA/NAREIT Developed Index	The Index is designed to track the performance of listed real estate companies and real-estate investment trusts (REITs) worldwide. Relevant activities are defined as the ownership, disposal and development of income-producing real estate. Constituents are classified into distinct property sectors based on gross invested book assets, as disclosed in the latest published financial statement. Index constituents are free-float adjusted, liquidity, size and revenue screened.
MSCI Emerging Markets IndexSM	An unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe, Australasia and Far East® (“MSCI EAFE”) Index	An unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI U.S. REIT® Index	A free float-adjusted market capitalization weighted index that is comprised of equity real estate investment trusts that are included in the MSCI U.S. Investable Market 2500 Index (with the exception of specialty REITs that do not generate a majority of their revenue and income from real estate rental and leasing obligations). The index represents approximately 85% of the U.S. REIT market.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 1000® Growth Index	An unmanaged index that measures the performance of those companies in the Russell 1000® Index with higher than average price-to-book ratio and forecasted growth. The index returns reflect no deductions for fees, expenses or taxes.
Russell 1000® Value Index	An unmanaged index that measures the performance of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.
3

Benchmark Descriptions (continued)

Index	Description
Russell 2000® Index	An unmanaged index that measures the performance of securities of small U.S. companies.
Russell 3000® Index	A broad-based, market capitalization weighted index that represents approximately 98% of the investable U.S. equity market.
Russell Midcap® Index	An unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
The S&P/LSTA Leveraged Loan Index	An unmanaged total return index that captures accrued interest, repayments, and market value changes. It represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. Standard & Poor’s (“S&P”) and the Loan Syndications and Trading Association (“LSTA”) conceived the index to establish a performance benchmark for the syndicated leveraged loan industry.
S&P Target Risk Growth Index	Seeks to provide increased exposure to equities, while also using some fixed-income exposure to dampen risk.
4

Portfolio Managers’ Report	Voya Capital Allocation Fund

Target Allocations as of May 31, 2016 (percent of net assets)
Asset Class	Target
U.S. Large-Capitalization Stocks	32%
U.S. Mid-Capitalization Stocks	6%
U.S. Small-Capitalization Stocks	2%
Non-U.S./International Stocks	26%
Emerging Markets	-1%
Global Real Estate Stocks	2%
Commodities	2%
Domestic Core Bond	1%
Global Bond	18%
High Yield	7%
Bank Loans	4%
Cash	1%
Total	100%

Voya Capital Allocation Fund (the “Fund” or “Capital Allocation”) seeks to provide total return consisting of capital growth, both realized and unrealized, and current income. The Fund is managed by Paul Zemsky, CFA, Portfolio Manager, of Voya Investment Management Co. LLC (“Voya IM”)* — the Sub-Adviser.
The Fund is a fund-of-funds, which may invest in underlying funds and direct securities. It uses a proprietary asset allocation strategy to determine the percentage of the Fund’s net assets to invest in each of the underlying funds (the “target allocations”). Target allocations may be changed from time to time. The Fund’s strategic allocation benchmark, the Capital Allocation Fund Composite Index (“CAF Composite”)(1), reflects these target allocations.
Performance: For the year ended May 31, 2016, the Fund’s Class A shares, excluding sales charges, provided a total return of  -3.10% compared to the S&P Target Risk Growth Index, the Barclays U.S. Aggregate Bond Index, the MSCI EAFE® Index, the Russell 3000® Index and the CAF Composite, which returned -1.29%, 2.99%, -9.68%, 0.22% and -1.98%, respectively, during the same period.
Portfolio Specifics: For the reporting period, the Fund underperformed both the S&P Target Risk Growth Index and its strategic CAF Composite benchmark.
The CAF Composite underperformed the S&P Target Risk Growth Index because of a higher allocation to equities, which trailed fixed income over the period. The S&P Target Risk Growth Index achieved a higher return on non-US stocks than the CAF Composite. Within equities, the CAF Composite was underweight U.S. large cap, the best performing equity asset class during the reporting time frame. In addition, the CAF Composite held a small position in commodities, which sold off sharply to start 2016 and struggled over the period. The S&P Target Risk Growth Index did not have any pure commodities exposure. The CAF Composite was underweighted in fixed income overall, but within its allocation a large overweight to global bonds, which gained over 10%, was a big contributor to relative returns.
The Fund attempts to outperform the return of the CAF Composite through tactical asset allocation, i.e., deviating from the CAF Composite asset allocation over the short and medium term. Tactical asset allocation detracted from performance over the period before fees and expenses. The primary cause of underperformance was related to tactical positioning within core fixed income throughout the period. The Fund was heavily exposed to core fixed income relative to its strategic composite during the “risk-on” rally between mid-February and mid-April, in which the S&P 500® gained approximately 15%. An overweight to international developed equity, which was in place for the majority of the last twelve months, also was a detractor as the asset class lost roughly 10%. Weak economic growth and troublesome structural issues in both Japan and Europe continue to be a drag on profits in both regions.
The Fund also attempts to outperform the CAF Composite through the selection of underlying funds that represent the various asset classes within the CAF Composite. Underlying fund selection added value over the period before fees and expenses. The underlying funds with the highest outperformance versus their asset class benchmarks were Voya Small Company Fund, Voya Mid Cap Opportunities Fund and Voya International Core Fund. The Funds with the largest underperformance were Voya Large Cap Value Fund, Voya Multi-Manager Mid Cap Value Fund and Voya Global Real Estate Fund.
Current Strategy and Outlook: In the United States, some economic data for April have been better than expected. Strong retail sales, along with upward revisions to the February and March reports, point to stability in consumer spending. Notably, new-home sales moved to eight-year highs last month. April industrial production increased at an above-consensus rate after a negative March, which coupled with strong factory orders and a tick higher in capacity utilization, may suggest a stabilizing manufacturing sector, though we’ve yet to see a corresponding rebound in business capital expenditures. The Federal Reserve Bank of Atlanta’s high-frequency proxy for GDP growth currently stands at 2.5% for the second quarter, well above the sub-1% number posted for the first three months of 2016.
Outside the U.S., activity data in China slowed in April, derailing the March rebound. Industrial production, fixed asset investment and retail sales all came in below consensus, foreshadowing a second quarter growth slowdown. Financing and money growth also came in lower than expected, highlighting the Chinese government’s hesitance to inject additional liquidity after multiple rounds of monetary easing. Fiscal spending has also accelerated in the first quarter, adding to the country’s already-high debt burden.
The rally in risk assets can continue, in our view, but will be subject to periodic consolidation phases such as we saw in April. In our opinion, global liquidity conditions are favorable and growth appears to be slowly improving, but not enough to stoke inflationary pressures; however, we are mindful that many asset classes are at cycle highs of valuation. We continue to look more favorably on the U.S. and take our fixed income credit exposure with an eye toward lower duration than the overall market.

*
Effective July 17, 2015, Derek Sasveld was removed as a portfolio manager of the Fund.

(1)
The CAF Composite is composed of several indices that we believe provide an internal reference benchmark against which the actual performance of the Fund’s portfolio can be compared. As of May 31, 2016, the index allocation is approximately: 4% of the S&P 500® Index, 5% of the Barclays U.S. Aggregate Bond Index, 23% of the MSCI EAFE® Index, 5% of the MSCI Emerging Markets Index, 8.5% of the Russell 1000® Growth Index, 12.5% of the Russell 1000® Value Index, 2% of the Russell 2000® Index, 6% of the Russell Midcap® Index, 18% of the Barclays Global Aggregate Index, 7% of the Barclays High Yield Bond Index, 4% of S&P/LSTA Leveraged Loan Index, 1% of FTSE ERPA/NAREIT Developed Index, 1% of the MSCI U.S. REIT Index, 1% U.S. Treasury Bill 3M, and 2% of Bloomberg Commodity Index.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.
5

Voya Capital Allocation Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended May 31, 2016
	1 Year	5 Year	10 Year	Since Inception of Class O November 15, 2006
Including Sales Charge:
Class A(1)	-8.66%	2.92%	3.37%	—
Class B(2)	-8.62%	2.98%	3.20%	—
Class C(3)	-4.81%	3.36%	3.21%	—
Class I	-2.88%	4.41%	4.25%	—
Class O	-3.10%	4.12%	—	3.60%
Class W(4)	-2.76%	4.43%	4.13%	—
Excluding Sales Charge:
Class A	-3.10%	4.14%	3.99%	—
Class B	-3.83%	3.33%	3.20%	—
Class C	-3.86%	3.36%	3.21%	—
Class I	-2.88%	4.41%	4.25%	—
Class O	-3.10%	4.12%	—	3.60%
Class W(4)	-2.76%	4.43%	4.13%	—
S&P Target Risk Growth Index	-1.29%	6.34%	5.28%	4.74%
Barclays U.S. Aggregate Bond Index	2.99%	3.33%	4.97%	4.68%
MSCI EAFE® Index	-9.68%	2.12%	1.92%	1.07%
Russell 3000® Index	0.22%	11.15%	7.39%	6.63%
Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Capital Allocation Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)
Class W incepted on August 5, 2011. The Class W shares performance shown for the period prior to their inception date is the performance of Class A shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Effective April 7, 2008, the Fund was converted from a mutual fund, which invested directly in securities, to a fund-of-funds, which invests in other mutual funds.

6

SHAREHOLDER EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from December 1, 2015 to May 31, 2016. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Annualized Expense Ratio*	Expenses Paid During the Period Ended May 31, 2016**	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Annualized Expense Ratio*	Expenses Paid During the Period Ended May 31, 2016**
Class A	$1,000.00	$1,014.00	0.45%	$2.27	$1,000.00	$1,022.75	0.45%	$2.28
Class B	1,000.00	1,010.70	1.20	6.03	1,000.00	1,019.00	1.20	6.06
Class C	1,000.00	1,010.70	1.20	6.03	1,000.00	1,019.00	1.20	6.06
Class I	1,000.00	1,015.60	0.20	1.01	1,000.00	1,024.00	0.20	1.01
Class O	1,000.00	1,014.20	0.45	2.27	1,000.00	1,022.75	0.45	2.28
Class W	1,000.00	1,016.90	0.20	1.01	1,000.00	1,024.00	0.20	1.01

*
The annualized expense ratios do not include expenses of the underlying funds.

**
Expenses are equal to the Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half-year.

7

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors
Voya Series Fund, Inc.:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Voya Capital Allocation Fund, a series of Voya Series Fund, Inc., as of May 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2016, by correspondence with the custodian, transfer agent of the underlying funds, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Voya Capital Allocation Fund as of May 31, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
July 27, 2016
8

Statement of Assets and Liabilities as of May 31, 2016

ASSETS:
Investments in securities at fair value*	$79,633
Investments in affiliated underlying funds at fair value**	106,405,769
Investments in unaffiliated underlying funds at fair value***	51,864,116
Total investments at fair value	$158,349,518
Cash	1,607,701
Cash collateral for futures	456,180
Receivables:
Investments in affiliated underlying funds sold	73,767
Fund shares sold	100,660
Dividends	78,488
Interest	365
Prepaid expenses	22,098
Reimbursement due from manager	96,569
Other assets	18,563
Total assets	160,803,909
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	97,763
Payable for fund shares redeemed	137,383
Payable for investment management fees	30,454
Payable for distribution and shareholder service fees	45,412
Payable for directors fees	831
Payable to directors under the deferred compensation plan (Note 6)	18,563
Other accrued expenses and liabilities	47,068
Total liabilities	377,474
NET ASSETS	$160,426,435
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$190,154,451
Undistributed net investment income	194,548
Accumulated net realized loss	(36,073,491)
Net unrealized appreciation	6,150,927
NET ASSETS	$160,426,435
* Cost of investments in securities	$76,419
** Cost of investments in affiliated underlying funds	$101,163,785
*** Cost of investments in unaffiliated underlying funds	$51,324,126
See Accompanying Notes to Financial Statements
9

Statement of Assets and Liabilities as of May 31, 2016 (continued)

Class A
Net assets	$67,601,229
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	6,542,364
Net asset value and redemption price per share†	$10.33
Maximum offering price per share (5.75%)(1)	$10.96
Class B
Net assets	$740,420
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	70,630
Net asset value and redemption price per share†	$10.48
Class C
Net assets	$21,959,449
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	2,117,457
Net asset value and redemption price per share†	$10.37
Class I
Net assets	$12,623,040
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	1,204,340
Net asset value and redemption price per share	$10.48
Class O
Net assets	$57,454,520
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	5,592,124
Net asset value and redemption price per share	$10.27
Class W
Net assets	$47,777
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	4,561
Net asset value and redemption price per share	$10.48

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $100,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements
10

Statement of Operations for the year ended May 31, 2016

INVESTMENT INCOME:
Interest	$4,826
Dividends from affiliated underlying funds	2,088,951
Dividends from unaffiliated underlying funds	683,655
Total investment income	2,777,432
EXPENSES:
Investment management fees	423,071
Distribution and shareholder service fees:
Class A	177,963
Class B	11,066
Class C	233,206
Class O	143,338
Transfer agent fees:
Class A	124,994
Class B	1,951
Class C	41,129
Class I	13,136
Class O	100,937
Class W	121
Shareholder reporting expense	39,408
Registration fees	79,096
Professional fees	36,234
Custody and accounting expense	21,656
Directors fees	4,981
Miscellaneous expense	9,864
Total expenses	1,462,151
Net waived and reimbursed fees	(561,143)
Net expenses	901,008
Net investment income	1,876,424
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	38,087
Sale of affiliated underlying funds	4,900,083
Sale of unaffiliated underlying funds	(973,081)
Capital gain distributions from affiliated underlying funds	3,015,719
Capital gain distributions from unaffiliated underlying funds	9,960
Futures	(804,436)
Net realized gain	6,186,332
Net change in unrealized appreciation (depreciation) on:
Investments	(1,094)
Affiliated underlying funds	(15,137,416)
Unaffiliated underlying funds	381,403
Futures	288,818
Net change in unrealized appreciation (depreciation)	(14,468,289)
Net realized and unrealized loss	(8,281,957)
Decrease in net assets resulting from operations	$(6,405,533)

See Accompanying Notes to Financial Statements
11

Statements of Changes in Net Assets

	Year Ended May 31, 2016	Year Ended May 31, 2015
FROM OPERATIONS:
Net investment income	$1,876,424	$2,347,737
Net realized gain	6,186,332	11,322,571
Net change in unrealized appreciation (depreciation)	(14,468,289)	(8,797,471)
Increase (decrease) in net assets resulting from operations	(6,405,533)	4,872,837
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(1,085,869)	(2,118,835)
Class B	(4,212)	(35,118)
Class C	(179,583)	(521,716)
Class I	(230,050)	(420,467)
Class O	(900,493)	(1,663,579)
Class W	(853)	(1,520)
Total distributions	(2,401,060)	(4,761,235)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	9,158,846	20,386,857
Reinvestment of distributions	1,344,828	2,747,954
	10,503,674	23,134,811
Cost of shares redeemed	(33,072,893)	(28,627,220)
Net decrease in net assets resulting from capital share transactions	(22,569,219)	(5,492,409)
Net decrease in net assets	(31,375,812)	(5,380,807)
NET ASSETS:
Beginning of year or period	191,802,247	197,183,054
End of year or period	$160,426,435	$191,802,247
Undistributed net investment income at end of year or period	$194,548	$375,047

See Accompanying Notes to Financial Statements
12

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)††(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
05-31-16	10.83	0.13	(0.47)	(0.34)	0.16	—	—	0.16	—	10.33	(3.10)	0.80	0.45	0.45	1.22	67,601	65
05-31-15	10.82	0.14•	0.16	0.30	0.29	—	—	0.29	—	10.83	2.86	0.71	0.38	0.38	1.33	86,884	38
05-31-14	9.91	0.14	1.00	1.14	0.23	—	—	0.23	—	10.82	11.57	0.75	0.37	0.37	1.37	86,914	46
05-31-13	8.78	0.21•	1.19	1.40	0.27	—	—	0.27	—	9.91	16.17	0.65	0.38	0.38	2.21	89,440	59
05-31-12	9.54	0.23	(0.73)	(0.50)	0.26	—	—	0.26	—	8.78	(5.17)	0.58	0.38	0.38	2.45	88,615	114
Class B
05-31-16	10.94	0.06•	(0.48)	(0.42)	0.04	—	—	0.04	—	10.48	(3.83)	1.55	1.20	1.20	0.55	740	65
05-31-15	10.91	0.07•	0.14	0.21	0.18	—	—	0.18	—	10.94	2.02	1.46	1.13	1.13	0.65	1,710	38
05-31-14	9.97	0.06	1.02	1.08	0.14	—	—	0.14	—	10.91	10.84	1.50	1.12	1.12	0.66	2,545	46
05-31-13	8.83	0.14•	1.18	1.32	0.18	—	—	0.18	—	9.97	15.10	1.40	1.13	1.13	1.48	3,291	59
05-31-12	9.53	0.16•	(0.72)	(0.56)	0.14	—	—	0.14	—	8.83	(5.88)	1.33	1.13	1.13	1.73	4,349	114
Class C
05-31-16	10.87	0.05	(0.47)	(0.42)	0.08	—	—	0.08	—	10.37	(3.86)	1.55	1.20	1.20	0.48	21,959	65
05-31-15	10.86	0.06	0.16	0.22	0.21	—	—	0.21	—	10.87	2.09	1.46	1.13	1.13	0.60	26,229	38
05-31-14	9.95	0.06	1.01	1.07	0.16	—	—	0.16	—	10.86	10.81	1.50	1.12	1.12	0.60	27,300	46
05-31-13	8.82	0.14•	1.19	1.33	0.20	—	—	0.20	—	9.95	15.19	1.40	1.13	1.13	1.46	24,344	59
05-31-12	9.57	0.16	(0.72)	(0.56)	0.19	—	—	0.19	—	8.82	(5.83)	1.33	1.13	1.13	1.67	23,783	114
Class I
05-31-16	10.99	0.16	(0.48)	(0.32)	0.19	—	—	0.19	—	10.48	(2.88)	0.47	0.20	0.20	1.46	12,623	65
05-31-15	10.98	0.18	0.15	0.33	0.32	—	—	0.32	—	10.99	3.09	0.42	0.13	0.13	1.59	14,705	38
05-31-14	10.05	0.17	1.02	1.19	0.26	—	—	0.26	—	10.98	11.94	0.40	0.12	0.12	1.63	15,100	46
05-31-13	8.92	0.24•	1.20	1.44	0.31	—	—	0.31	—	10.05	16.30	0.34	0.13	0.13	2.47	14,901	59
05-31-12	9.68	0.26	(0.73)	(0.47)	0.29	—	—	0.29	—	8.92	(4.80)	0.27	0.07	0.07	2.72	13,873	114
Class O
05-31-16	10.77	0.13	(0.47)	(0.34)	0.16	—	—	0.16	—	10.27	(3.10)	0.80	0.45	0.45	1.21	57,455	65
05-31-15	10.77	0.15	0.14	0.29	0.29	—	—	0.29	—	10.77	2.79	0.71	0.38	0.38	1.34	62,183	38
05-31-14	9.86	0.14	1.00	1.14	0.23	—	—	0.23	—	10.77	11.64	0.75	0.37	0.37	1.37	65,315	46
05-31-13	8.75	0.21•	1.18	1.39	0.28	—	—	0.28	—	9.86	16.02	0.65	0.38	0.38	2.21	62,833	59
05-31-12	9.51	0.22	(0.72)	(0.50)	0.26	—	—	0.26	—	8.75	(5.16)	0.58	0.38	0.38	2.42	59,565	114
Class W
05-31-16	10.98	0.16•	(0.47)	(0.31)	0.19	—	—	0.19	—	10.48	(2.76)	0.55	0.20	0.20	1.58	48	65
05-31-15	10.98	0.04•	0.28	0.32	0.32	—	—	0.32	—	10.98	3.05	0.46	0.13	0.13	0.40	91	38
05-31-14	10.05	0.15•	1.04	1.19	0.26	—	—	0.26	—	10.98	11.91	0.50	0.12	0.12	1.47	8	46
05-31-13	8.91	0.24•	1.20	1.44	0.30	—	—	0.30	—	10.05	16.36	0.40	0.13	0.13	2.47	3	59
08-05-11(5) - 05-31-12	8.96	0.20•	0.04	0.24	0.29	—	—	0.29	—	8.91	2.83	0.33	0.13	0.13	2.66	3	114
See Accompanying Notes to Financial Statements
13

Financial Highlights (continued)

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include expenses of Underlying Funds.

(5)
Commencement of operations.

•
Calculated using average number of shares outstanding throughout the period.

††
Net investment income is affected by the timing of the declaration of dividends by the Underlying Funds in which the Fund invests.

See Accompanying Notes to Financial Statements
14

Notes to Financial Statements as of May 31, 2016

NOTE 1 — ORGANIZATION
Voya Series Fund, Inc. (the “Company”) was incorporated under the laws of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. There are six separate active investment series that comprise the Company. The series included in this report is Voya Capital Allocation Fund (“Capital Allocation” or the “Fund”), a diversified series of the Company.
The Fund offers the following classes of shares: Class A, Class B, Class C, Class I, Class O and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.
Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya Investments has engaged Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, to serve as the Sub-Adviser to the Fund. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Fund.
The investment companies in which the Fund invests are collectively referred to as the “Underlying Funds.”
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade

15

Notes to Financial Statements as of May 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, the Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Fund’s Board of Directors (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and the Fund’s forward foreign currency contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which the Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Fund’s valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Fund. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.
Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks

16

Notes to Financial Statements as of May 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments. The Fund classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.
U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when the Fund has a significant amount of Level 3 investments.
For the year ended May 31, 2016, there have been no significant changes to the fair valuation methodologies.
B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Premium amortization and discount accretion are determined by the effective yield method. Capital gain dividends from affiliated Underlying Funds are recorded as distributions of realized gains from affiliated Underlying Funds.
C. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.
Reported net realized foreign exchange gains or losses arise from the difference between the amounts of foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received. Net unrealized foreign exchange gains and losses arise from changes in the value of foreign/withholding tax reclaim receivables, resulting from changes in the exchange rate.
D. Risk Exposures and the Use of Derivative Instruments. The Fund may also pursue its investment objectives by purchasing derivative instruments, including, but not limited to, futures contracts. In doing so, the Fund will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors.
Market Risk Factors. In pursuit of its investment objectives, the Fund invests in derivative instruments to increase or decrease its exposure to equity risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Fund and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part,

17

Notes to Financial Statements as of May 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause the Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (and other countries outside of the European Union) is implementing similar requirements, which will affect the Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose the Fund to new kinds of costs and risks.
E. Futures Contracts. The Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts, if any, are reported on a table following the Fund’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements, if any, on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Fund’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Fund’s Statement of Operations. Realized gains (losses) are reported in the Fund’s Statement of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended May 31, 2016, the Fund purchased futures contracts on various equity indices and U.S. Treasury Notes to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. The Fund also sold futures contracts on equity indices and U.S Treasury Notes to manage exposure to equity and interest rate risk. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended May 31, 2016, the Fund had an average notional value of  $6,750,206 and $7,643,145 on futures contracts purchased and sold, respectively. Please refer to the table following the Portfolio of Investments for open futures contracts at May 31, 2016.
F. Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. The Fund declares and pays dividends and capital gain distributions, if any, at least annually to comply with the distribution requirements of the Internal Revenue Code and may make distributions on a more frequent basis. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

18

Notes to Financial Statements as of May 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

G. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
H. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
I. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended May 31, 2016, the cost of purchases and the proceeds from the sales of investments, excluding short-term securities, were as follows:
Purchases	Sales
$107,996,190	$131,811,698
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Effective November 30, 2015, the Management Agreement compensates the Investment Adviser with a management fee equal to 0.18% of the Fund’s average daily net assets invested in affiliated Underlying Funds, 0.40% of the Fund’s average daily net assets invested in unaffiliated investment companies or derivatives; and 0.900% on the first $500 million; 0.875% on the next $500 million; 0.850% on the next $500 million; 0.825% on the next $500 million; and 0.800% thereafter of the Fund’s average daily net assets invested in direct investments.
Prior to November 30, 2015, the Management Agreement compensated the Investment Adviser with a management fee equal to 0.18% of the Fund’s average daily net assets invested in affiliated Underlying Funds and 0.900% on the first $500 million; 0.875% on the next $500 million; 0.850% on the next $500 million; 0.825% on the next $500 million; and 0.800% thereafter of the Fund’s average daily net assets invested in direct investments (including unaffiliated underlying funds).
The Investment Adviser is contractually obligated to waive 0.02% of the management fee. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.
The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Each share class of the Fund (except as noted below) has a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund, except Class I and Class W, pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following rates:

19

Notes to Financial Statements as of May 31, 2016 (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

Class A	Class B	Class C	Class O
0.25%	1.00%	1.00%	0.25%
The Distributor may also retain the proceeds of the initial sales charge paid by the shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class C shares. For the year ended May 31, 2016, the Distributor retained the following amounts in sales charges:
	Class A	Class C
Initial Sales Charges:	$5,016	$—
Contingent Deferred Sales Charges:	$4	$93
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At May 31, 2016, the following direct or indirect, wholly-owned subsidiary of Voya Financial, Inc. owned more than 5% of the Fund.
Subsidiary	Percentage
Voya Institutional Trust Company	5.00%
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Fund has adopted a deferred compensation plan (the “Plan”), which allows eligible independent directors, as described in the Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the director under the Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). The Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of directors’ fees under the Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.
NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES
At May 31, 2016, the Fund had the following payable included in Other Accrued Expenses and Liabilities on the Statement of Assets and Liabilities that exceeded 5% of total liabilities:
Accrued Expenses	Amount
Audit	$19,818
NOTE 8 — EXPENSE LIMITATION AGREEMENT
Voya Investments has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses and extraordinary expenses to the levels listed below:
Maximum Operating Expense Limit (as a percentage of average net assets)(1)
Class A	Class B	Class C	Class I	Class O	Class W
1.15%	1.90%	1.90%	0.90%	1.15%	0.90%

(1)
These operating expense limits take into account operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by the Fund will vary based on the Fund’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

The Investment Adviser may at a later date recoup from the Fund for class specific fees waived and/or other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.
As of May 31, 2016, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:
May 31,			Total
2017	2018	2019
$554,690	$534,263	$413,005	$1,501,958
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of May 31, 2016, are as follows:

20

Notes to Financial Statements as of May 31, 2016 (continued)

NOTE 8 — EXPENSE LIMITATION AGREEMENT (continued)

	May 31,
	2017	2018	2019	Total
Class A	$86,251	$33,304	$53,752	$173,307
Class B	3,070	809	335	4,214
Class C	24,670	11,136	17,617	53,423
Class O	61,843	26,026	43,173	131,042
Class W	3	48	53	104
The Expense Limitation Agreement is contractual through October 1, 2016 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 9 — LINE OF CREDIT
Effective May 20, 2016, the Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 20, 2016, the aggregate amount was $200,000,000 and the commitment fee was equal to 0.10% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
During the year ended May 31, 2016 the Fund did not have any loans outstanding under the Credit Agreement.

NOTE 10 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Class A
5/31/2016	329,532	—	96,258	(1,905,818)	(1,480,028)	3,415,037	—	965,499	(19,789,915)	(15,409,379)
5/31/2015	1,156,135	—	181,084	(1,344,494)	(7,275)	12,554,560	—	1,886,889	(14,471,599)	(30,150)
Class B
5/31/2016	34	—	374	(86,048)	(85,640)	344	—	3,819	(897,241)	(893,078)
5/31/2015	875	—	3,127	(80,997)	(76,995)	9,485	—	33,024	(875,061)	(832,552)
Class C
5/31/2016	163,823	—	13,278	(473,737)	(296,636)	1,694,745	—	134,104	(4,812,090)	(2,983,241)
5/31/2015	200,092	—	35,981	(336,083)	(100,010)	2,155,440	—	377,080	(3,618,750)	(1,086,230)
Class I
5/31/2016	35,274	—	20,777	(190,038)	(133,987)	363,355	—	211,303	(1,954,891)	(1,380,233)
5/31/2015	84,732	—	37,345	(158,953)	(36,876)	925,950	—	394,366	(1,724,629)	(404,313)
Class O
5/31/2016	367,178	—	2,931	(550,034)	(179,925)	3,684,965	—	29,250	(5,579,131)	(1,864,916)
5/31/2015	441,983	—	5,326	(739,634)	(292,325)	4,656,428	—	55,183	(7,932,013)	(3,220,402)
Class W
5/31/2016	38	—	84	(3,835)	(3,713)	400	—	853	(39,625)	(38,372)
5/31/2015	7,891	—	134	(467)	7,558	84,994	—	1,412	(5,168)	81,238
NOTE 11 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

21

Notes to Financial Statements as of May 31, 2016 (continued)

NOTE 11 — FEDERAL INCOME TAXES (continued)

The following permanent tax differences have been reclassified as of May 31, 2016:
Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
$344,137	$(344,137)
The tax composition of dividends and distributions to shareholders was as follows:
Year Ended May 31, 2016	Year Ended May 31, 2015
Ordinary Income	Ordinary Income
$2,401,060	$4,761,235
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2016 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.
Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Short-term Capital Loss Carryforwards	Expiration
$229,467	$2,873,131	$(25,172,660)	2017
		(6,390,066)	2018
		(1,232,969)	2019
		$(32,795,695)*

*
Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

The Fund’s major tax jurisdictions are U.S. federal and Arizona state.
As of May 31, 2016, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2011.
NOTE 12 — SUBSEQUENT EVENTS
The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

22

PORTFOLIO OF INVESTMENTS
Voya Capital Allocation Fund	as of May 31, 2016

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 30.3%
14,700	iShares Core U.S. Aggregate Bond ETF	$1,627,290	1.0
137,073	iShares MSCI EAFE Index Fund	8,002,322	5.0
253,666	iShares Russell 1000 Value Index Fund	25,967,788	16.2
62,100	SPDR Trust Series 1	13,045,968	8.1
	Total Exchange-Traded Funds (Cost $47,790,836)	48,643,368	30.3
MUTUAL FUNDS: 68.3%
	Affiliated Investment Companies: 66.3%
656,975	Voya Floating Rate Fund - Class I	6,451,492	4.0
2,845,894	Voya Global Bond Fund - Class R6	28,544,318	17.8
78,693	Voya Global Real Estate Fund - Class R6	1,571,504	1.0
1,452,839	Voya High Yield Bond Fund - Class I	11,259,502	7.0
1,587,514	Voya International Core Fund - Class I	14,224,124	8.9
323,257	Voya Large Cap Value Fund - Class R6	3,830,591	2.4
116,495	Voya Large-Cap Growth Fund - Class R6	3,965,474	2.5
202,691	Voya MidCap Opportunities Fund - Class R6	4,884,864	3.0
874,105	Voya Multi-Manager Emerging Markets Equity Fund - Class I	7,762,051	4.8
1,375,559	Voya Multi-Manager International Equity Fund - Class I	14,223,283	8.9
465,860	Voya Multi-Manager Mid Cap Value Fund - Class I	4,803,017	3.0
77,402	Voya Real Estate Fund - Class R6	1,622,336	1.0
208,645	Voya Small Company Fund - Class R6	3,263,213	2.0
		106,405,769	66.3
Shares			Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
		Unaffiliated Investment Companies: 2.0%
657,296	@	Credit Suisse Commodity Return Strategy Fund - Class I	$3,220,748	2.0
		Total Mutual Funds (Cost $104,697,075)	109,626,517	68.3

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: 0.1%
		Other Asset-Backed Securities: 0.1%
2,517		Chase Funding Trust Series 2003-5 2A2, 1.046%, 07/25/33	2,303	0.0
72,685	#	Credit-Based Asset Servicing and Securitization LLC 2007-SP1 A4, 6.020%, 12/25/37	76,199	0.1
1,219		RAMP Series Trust 2003-RS5 AIIB, 1.066%, 06/25/33	1,131	0.0
		Total Asset-Backed Securities (Cost $76,419)	79,633	0.1
		Total Investments in Securities (Cost $152,564,330)	$158,349,518	98.7
		Assets in Excess of Other Liabilities	2,076,917	1.3
		Net Assets	$160,426,435	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

#
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@
Non-income producing security.

Cost for federal income tax purposes is $155,476,388.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$8,912,081
Gross Unrealized Depreciation	(6,038,951)
Net Unrealized Appreciation	$2,873,130

See Accompanying Notes to Financial Statements
23

PORTFOLIO OF INVESTMENTS
Voya Capital Allocation Fund	as of May 31, 2016 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2016
Asset Table
Investments, at fair value
Exchange-Traded Funds	$48,643,368	$—	$—	$48,643,368
Mutual Funds	109,626,517	—	—	109,626,517
Asset-Backed Securities	—	79,633	—	79,633
Total Investments, at fair value	$158,269,885	$79,633	$—	$158,349,518
Other Financial Instruments+
Futures	407,904	—	—	407,904
Total Assets	$158,677,789	$79,633	$—	$158,757,422
Liabilities Table
Other Financial Instruments+
Futures	$(42,165)	$—	$—	$(42,165)
Total Liabilities	$(42,165)	$—	$—	$(42,165)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the portfolio of investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At May 31, 2016, the following futures contracts were outstanding for Voya Capital Allocation Fund:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Mini MSCI EAFE Index	58	06/17/16	$4,815,450	$(42,165)
S&P 500 E-Mini	47	06/17/16	4,923,015	73,135
			$9,738,465	$30,970
Short Contracts
Mini MSCI Emerging Markets Index	(230)	06/17/16	(9,264,400)	334,769
			$(9,264,400)	$334,769

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of May 31, 2016 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$407,904
Total Asset Derivatives		$407,904
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$42,165
Total Liability Derivatives		$42,165

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

See Accompanying Notes to Financial Statements
24

PORTFOLIO OF INVESTMENTS
Voya Capital Allocation Fund	as of May 31, 2016 (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended May 31, 2016 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(674,696)
Interest rate contracts	(129,740)
Total	$(804,436)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$277,759
Interest rate contracts	11,059
Total	$288,818

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act. The following table provides transactions during the period ended May 31, 2016, where the following issuers were considered an affiliate:
Issuer	Beginning Market Value at 5/31/15	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 5/31/16	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Floating Rate Fund - Class I	$7,732,729	$963,705	$(2,094,871)	$(150,071)	$6,451,492	$280,157	$(70,622)	$—
Voya Global Bond Fund - Class R6	34,680,517	2,837,583	(10,739,251)	1,765,469	28,544,318	146,738	(926,540)	—
Voya Global Real Estate Fund - Class R6	3,812,237	228,590	(1,715,345)	(753,978)	1,571,504	92,558	684,429	—
Voya High Yield Bond Fund - Class I	15,485,599	2,478,649	(6,093,712)	(611,034)	11,259,502	704,244	(251,135)	—
Voya Intermediate Bond Fund - Class R6	1,932,974	296,640	(2,059,489)	(170,125)	—	21,855	136,399	—
Voya International Core Fund - Class I	17,161,736	2,871,129	(4,737,146)	(1,071,595)	14,224,124	161,817	(637,414)	220,533
Voya Large Cap Growth Fund - Class R6	20,075,454	1,154,499	(14,887,172)	(6,342,781)	—	52,660	213,563	438,132
Voya Large Cap Value Fund - Class R6	20,136,621	2,428,699	(15,697,101)	(3,037,628)	3,830,591	245,482	1,429,887	320,831
Voya Large-Cap Growth Fund - Class R6	—	13,541,643	(10,976,367)	1,400,198	3,965,474	—	4,455,459	—
Voya MidCap Opportunities Fund - Class R6	5,747,312	899,431	(1,185,272)	(576,607)	4,884,864	—	123,467	395,237
Voya Multi-Manager Emerging Markets Equity Fund - Class I	13,372,373	1,103,693	(5,061,360)	(1,652,655)	7,762,051	119,990	(659,231)	—
Voya Multi-Manager International Equity Fund - Class I	17,173,918	2,021,069	(3,183,502)	(1,788,202)	14,223,283	190,130	44,559	139,899
Voya Multi-Manager Mid Cap Value Fund - Class I	5,744,516	1,480,772	(1,489,225)	(933,046)	4,803,017	60,701	(135,410)	783,433
Voya Real Estate Fund - Class R6	—	1,608,950	(12,157)	25,543	1,622,336	—	238	—
Voya Small Company Fund - Class R6	5,742,771	1,256,436	(2,495,090)	(1,240,904)	3,263,213	12,619	492,434	717,654
	$168,798,757	$35,171,488	$(82,427,060)	$(15,137,416)	$106,405,769	$2,088,951	$4,900,083	$3,015,719

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
See Accompanying Notes to Financial Statements
25

Tax Information (Unaudited)

Dividends paid during the year ended May 31, 2016 were as follows:
Fund Name	Type	Per Share Amount
Voya Capital Allocation Fund
Class A	NII	$0.1597
Class B	NII	$0.0400
Class C	NII	$0.0783
Class I	NII	$0.1878
Class O	NII	$0.1615
Class W	NII	$0.1910

NII - Net investment income
Of the ordinary distributions made during the year ended May 31, 2016, 29.76% qualifies for the dividends received deduction (DRD) available to corporate shareholders.
For the year ended May 31, 2016, 61.46% of ordinary distributions paid by the Fund are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals.
Pursuant to Internal Revenue Code Section 871(k)(1), the Fund designates 32.62% of net investment income distributions as interest-related dividends.
The Regulated Investment Company Modernization Act of 2010 allows qualified fund-of-funds to elect to pass through the ability to take foreign tax credits (or deductions) to the extent that foreign taxes are passed through from underlying funds. A qualified fund-of-funds is a regulated investment company that has at least 50% of the value of its total assets invested in other regulated investment companies at the end of each quarter of the taxable year. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates the following amounts as foreign taxes paid for the year ended May 31, 2016:
Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
$ 99,876	$0.0064	25.73%

*
The Fund did not derive any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.
26

DIRECTOR AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Company are managed under the direction of the Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company.
Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Independent Directors:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Director	May 2013 - Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 - Present).	150	DSM/Dentaquest, Boston, MA (February 2014 - Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Chairperson Director	January 2014 - Present May 2013 - Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 - Present).	150	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Director	May 2013 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 - Present).	150	Wisconsin Energy Corporation (June 2006 - Present); The Royce Funds (35 funds) (December 2009 - Present); and AMICA Mutual Insurance Company (1992 - Present).
Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Director	May 2013 - Present	Retired.	150	First Marblehead Corporation (September 2003 - Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258-2034 Age: 66	Director	August 2015 - Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 - November 2015).	150	None.
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Director	December 2007 - Present	Retired.	150	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Director	May 2013 - Present	Retired.	150	Assured Guaranty Ltd. (April 2004 - Present).
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Director	January 2003 - Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 - Present).	150	None.
27

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Director	May 2013 - Present	Consultant (May 2001 - Present).	150	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Director	October 2015 - Present	Retired. Formerly, President, Bond Division, Fidelity Management and Research (June 2009 - September 2012).	150	None.
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Director	May 2013 - Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 - August 2011).	150	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).
Director who is an “interested person”:
Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Director	December 2007 - Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 - Present).	150	Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005 - Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management (March 2006 - Present); and Voya Investment Trust Co. (April 2009 - Present).

(1)
Directors serve until their successors are duly elected and qualified. The tenure of each Director who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Director”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director shall retire from and cease to be a member of the Board of Directors at the close of business on December 31 of the calendar year in which the Independent Director attains the age of 75. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for the purposes of appointing a successor to the Independent Director or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Government Money Market Portfolio; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of June 30, 2016.

(3)
Mr. Mathews is deemed to be an “interested person” of the Company as defined in the 1940 Act, because of his current affiliation with the Voya funds, Voya Financial, Inc., or Voya Financial, Inc.’s affiliates.

28

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	President and Chief Executive Officer	December 2006 - Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 - Present).
Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Executive Vice President	April 2002 - Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (March 2012 - Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 - December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007 - April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011 - February 2012).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 66	Executive Vice President Chief Investment Risk Officer	March 2002 - Present May 2013 - Present	Executive Vice President, Voya Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 - Present).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Chief Compliance Officer	February 2012 - Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 - Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 - January 2012).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (April 2005 - Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Senior Vice President	December 2003 - Present	Senior Vice President, Voya Investments, LLC (September 2003 - Present).
Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Senior Vice President	September 2012 - Present	Senior Vice President - Fund Compliance, Voya Investments, LLC (June 2012 - Present); and Chief Compliance Officer of Directed Services LLC and Voya Investments, LLC (January 2014 - Present). Formerly, Vice President - Platform Product Management & Project Management, Voya Investments, LLC (April 2007 - June 2012).
Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	June 2006 - Present	Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 - Present) and Voya Funds Services, LLC (March 2006 - Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President and Treasurer	September 2012 - Present	Vice President, Voya Investments, LLC (October 2015 - Present) and Voya Funds Services, LLC (July 2012 - Present). Formerly, Assistant Vice President - Director, Voya Funds Services, LLC (March 2003 - March 2012).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	September 2004 - Present	Vice President, Voya Investments, LLC (October 2015 - Present) and Voya Funds Services, LLC (September 2004 - Present).
29

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Vice President	March 2003 - Present	Vice President, Voya Funds Services, LLC (February 1996 - Present) and Voya Investments, LLC (October 2004 - Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010 - Present); Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013 - Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012 - Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	September 2014 - Present	Vice President, Voya Investments, LLC (October 2015 - Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 - October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 - March 2014).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President	March 2002 - Present	Vice President, Voya Funds Services, LLC (November 1995 - Present) and Voya Investments, LLC (August 1997 - Present). Formerly, Treasurer, Voya Family of Funds (November 1999 - February 2012).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President	September 2012 - Present	Vice President, Voya Investments, LLC (October 2015 - Present) and Voya Funds Services, LLC (July 2007 - Present).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	March 2006 - Present	Vice President - Mutual Fund Product Development, Voya Investments, LLC (July 2012 - Present); Vice President, Voya Family of Funds (March 2010 - Present) and Vice President, Voya Funds Services, LLC (March 2006 - Present). Formerly Managing Paralegal, Registration Statements (June 2003 - July 2012).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	May 2013 - Present	Vice President - Director of Tax, Voya Investments, LLC (October 2015 - Present). Formerly, Vice President - Director of Tax, Voya Funds Services, LLC (March 2013 - October 2015). Formerly, Assistant Vice President - Director of Tax, Voya Funds Services, LLC (March 2008 - February 2013).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Secretary	May 2013 - Present	Senior Vice President and Chief Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Assistant Secretary	August 2010 - Present	Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 -Present).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Assistant Secretary	May 2013 - Present	Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present).

(1)
The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

30

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Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
163055         (053116-072616)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Peter S. Drotch, Martin J. Gavin, Patrick W. Kenny, Joseph E. Obermeyer, and Roger B. Vincent are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Drotch, Mr. Gavin, Mr. Kenny, Mr. Obermeyer and Mr. Vincent are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees : The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $86,100 for year ended May 31, 2016 and $107,900 for year ended May 31, 2015.

(b)	Audit-Related Fees : The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $10,100 for the year ended May 31, 2016 and $15,150 for the year ended May 31, 2015.

(c)	Tax Fees : The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $30,789 in the year ended May 31, 2016 and $42,245 in the year ended May 31, 2015. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 in the year ended May 31, 2016 and $1,429 in the year ended May 31, 2015.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Part of KPMG’s performance of an audit in accordance with standards of the Public Company Accounting Oversight Board (US) includes their responsibility to maintain and monitor auditor independence with respect to the Voya funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the Voya entities that would impair KPMG independence with the respect to the Voya funds. KPMG requests pre-approval from the Voya funds Audit Committee for services provided to the Voya funds and for services to affiliated entities that relate to the financial reporting or nature of operations of the Voya Funds. Additionally, KPMG provides an annual summary of the fees for services that have commenced for Voya funds and Affiliates.

Last Approved: November 19, 2015

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2016 through December 31, 2016

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $13,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $525 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2016 through December 31, 2016

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,525 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2016 through December 31, 2016

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Assistance and advice regarding year-end reporting for 1099’s, as requested	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.	√		Not to exceed $120,000 during the Pre-Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2016 through December 31, 2016

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,300 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated:      January 1, 2016 to December 31, 2016

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)	Non-Audit Fees : The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant's fiscal years ended May 31, 2016 and May 31, 2015; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2016	2015
Voya Series Fund, Inc.	$40,889	$58,824
Voya Investments, LLC(1)	$143,175	$203,800

(1) Each Registrant's investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence : The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Complete schedule of investments, as applicable, is included as part of the report to shareholders filed under Item 1 of this Form and filed herein, as applicable.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

Voya Series Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of Voya Corporate Leaders® 100 Fund, Voya Mid Cap Research Enhanced Index Fund (formerly, Voya Mid Cap Value Advantage Fund), and Voya Small Company Fund, and including the portfolio of investments of Voya Capital Allocation Fund, each a series of Voya Series Fund, Inc., as of May 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended (collectively, the "financial statements"), and the financial highlights for each of the years in the five-year period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the portfolios of investments of Voya Corporate Leaders® 100 Fund, Voya Mid Cap Research Enhanced Index Fund (formerly, Voya Mid Cap Value Advantage Fund), and Voya Small Company Fund as of May 31, 2016 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and portfolios of investments are the responsibility of management. Our responsibility is to express an opinion on these financial statements, financial highlights, and portfolios of investments based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolio of investments are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and portfolios of investments. Our procedures included confirmation of securities owned as of May 31, 2016, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and portfolios of investments referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Series Fund, Inc., as of May 31, 2016, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 27, 2016

Voya Corporate Leaders® 100 Fund	PORTFOLIO OF INVESTMENTS as of May 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.1%
		Consumer Discretionary: 13.5%
14,440	@	Amazon.com, Inc.	10,437,088	1.2
142,178		Comcast Corp. – Class A	8,999,867	1.0
647,519		Ford Motor Co.	8,735,031	1.0
278,941		General Motors Co.	8,725,274	1.0
64,792		Home Depot, Inc.	8,560,319	0.9
113,713		Lowe's Cos, Inc.	9,111,823	1.0
68,700		McDonald's Corp.	8,385,522	0.9
139,336		Nike, Inc.	7,694,134	0.9
6,565	@	Priceline.com, Inc.	8,300,326	0.9
144,050		Starbucks Corp.	7,906,905	0.9
103,402		Target Corp.	7,111,990	0.8
119,795		Time Warner, Inc.	9,063,690	1.0
309,723		Twenty-First Century Fox, Inc. - Class A	8,944,800	1.0
87,397		Walt Disney Co.	8,671,530	1.0
			120,648,299	13.5

		Consumer Staples: 10.5%
138,134		Altria Group, Inc.	8,790,848	1.0
185,582		Coca-Cola Co.	8,276,957	0.9
122,234		Colgate-Palmolive Co.	8,606,496	1.0
54,851		Costco Wholesale Corp.	8,160,183	0.9
83,080		CVS Health Corp.	8,013,066	0.9
213,652		Mondelez International, Inc.	9,505,377	1.1
84,180		PepsiCo, Inc.	8,516,491	0.9
87,592		Philip Morris International, Inc.	8,643,579	1.0
104,553		Procter & Gamble Co.	8,472,975	0.9
103,366		Walgreens Boots Alliance, Inc.	8,000,528	0.9
125,646		Wal-Mart Stores, Inc.	8,893,224	1.0
			93,879,724	10.5

		Energy: 7.3%
90,755		Chevron Corp.	9,166,255	1.0
215,679		ConocoPhillips	9,444,583	1.1
102,277		Exxon Mobil Corp.	9,104,699	1.0
239,988		Halliburton Co.	10,122,694	1.1
484,007		Kinder Morgan, Inc.	8,750,847	1.0
126,012		Occidental Petroleum Corp.	9,506,345	1.1
116,173		Schlumberger Ltd.	8,864,000	1.0
			64,959,423	7.3

		Financials: 16.4%
158,555		American International Group, Inc.	9,177,164	1.0
127,649		Allstate Corp.	8,617,584	1.0
143,381		American Express Co.	9,428,735	1.1
641,274		Bank of America Corp.	9,484,443	1.1
232,752		Bank of New York Mellon Corp.	9,789,549	1.1
60,680	@	Berkshire Hathaway, Inc. – Class B	8,527,967	0.9
25,324		Blackrock, Inc.	9,214,137	1.0
125,010		Capital One Financial Corp.	9,155,732	1.0

Shares			Value	Percentage of Net Assets
		Financials: (continued)
206,409		Citigroup, Inc.	9,612,467	1.1
55,236		Goldman Sachs Group, Inc.	8,809,037	1.0
144,774		JPMorgan Chase & Co.	9,449,399	1.1
193,257		Metlife, Inc.	8,802,856	1.0
344,810		Morgan Stanley	9,437,450	1.1
42,019		Simon Property Group, Inc.	8,304,635	0.9
210,890		US Bancorp	9,030,310	1.0
177,686		Wells Fargo & Co.	9,012,234	1.0
			145,853,699	16.4

		Health Care: 14.2%
207,548		Abbott Laboratories	8,225,127	0.9
151,656		AbbVie, Inc.	9,543,712	1.1
31,442	@	Allergan plc	7,412,452	0.8
57,830		Amgen, Inc.	9,134,248	1.0
34,010	@	Biogen, Inc.	9,853,717	1.1
136,261		Bristol-Myers Squibb Co.	9,769,914	1.1
87,494	@	Celgene Corp.	9,232,367	1.1
120,430		Eli Lilly & Co.	9,035,863	1.0
93,992		Gilead Sciences, Inc.	8,182,944	0.9
79,321		Johnson & Johnson	8,938,683	1.0
114,617		Medtronic PLC	9,224,376	1.1
162,428		Merck & Co., Inc.	9,138,199	1.0
287,475		Pfizer, Inc.	9,975,383	1.1
66,660		UnitedHealth Group, Inc.	8,910,442	1.0
			126,577,427	14.2

		Industrials: 13.7%
51,841		3M Co.	8,725,877	1.0
67,230		Boeing Co.	8,481,065	1.0
112,984		Caterpillar, Inc.	8,192,470	0.9
90,965		Danaher Corp.	8,947,317	1.0
158,438		Emerson Electric Co.	8,241,945	0.9
53,503		FedEx Corp.	8,826,390	1.0
65,623		General Dynamics Corp.	9,309,935	1.0
271,580		General Electric Co.	8,209,863	0.9
77,066		Honeywell International, Inc.	8,772,423	1.0
38,771		Lockheed Martin Corp.	9,158,873	1.0
69,848		Raytheon Co.	9,057,190	1.0
107,305		Union Pacific Corp.	9,034,008	1.0
81,760		United Parcel Service, Inc. - Class B	8,428,638	1.0
86,229		United Technologies Corp.	8,672,913	1.0
			122,058,907	13.7

		Information Technology: 14.7%
74,928		Accenture PLC	8,914,184	1.0
11,519	@	Alphabet, Inc. - Class C	8,474,759	1.0
78,902		Apple, Inc.	7,879,154	0.9
303,738		Cisco Systems, Inc.	8,823,589	1.0
323,760		EMC Corp.	9,049,092	1.0
75,365	@	Facebook, Inc.	8,954,116	1.0
58,247		International Business Machines Corp.	8,954,894	1.0
264,273		Intel Corp.	8,348,384	0.9
92,148		Mastercard, Inc.	8,836,993	1.0
157,028		Microsoft Corp.	8,322,484	0.9
210,993		Oracle Corp.	8,481,918	1.0
221,424	@	PayPal Holdings, Inc.	8,367,613	0.9

See Accompanying Notes to Financial Statements

Voya Corporate Leaders® 100 Fund	PORTFOLIO OF INVESTMENTS as of May 31, 2016 (continued)

Shares		Value	Percentage of Net Assets
	Information Technology: (continued)
169,532	Qualcomm, Inc.	9,310,697	1.1
148,097	Texas Instruments, Inc.	8,974,678	1.0
112,587	Visa, Inc. - Class A	8,887,618	1.0
		130,580,173	14.7

	Materials: 3.1%
167,918	Dow Chemical Co.	8,624,268	0.9
134,711	Du Pont E I de Nemours & Co.	8,811,447	1.0
94,900	Monsanto Co.	10,673,403	1.2
		28,109,118	3.1

	Telecommunication Services: 1.9%
219,568	AT&T, Inc.	8,596,087	1.0
159,963	Verizon Communications, Inc.	8,142,117	0.9
		16,738,204	1.9

	Utilities: 3.8%
107,585	Duke Energy Corp.	8,416,375	1.0
243,985	Exelon Corp.	8,361,366	0.9
72,949	NextEra Energy, Inc.	8,762,634	1.0
168,803	Southern Co.	8,345,620	0.9
		33,885,995	3.8

	Total Common Stock
	(Cost $651,458,280)	883,290,969	99.1

SHORT-TERM INVESTMENTS: 0.7%
	Mutual Funds: 0.7%
5,795,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.410%††
	(Cost $5,795,000)	5,795,000	0.7

	Total Short-Term Investments
	(Cost $5,795,000)	5,795,000	0.7

	Total Investments in Securities (Cost $657,253,280)	$889,085,969	99.8
	Assets in Excess of Other Liabilities	1,889,041	0.2
	Net Assets	$890,975,010	100.0

††	Rate shown is the 7-day yield as of May 31, 2016.
@	Non-income producing security.

Cost for federal income tax purposes is $669,512,138.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$237,131,858
Gross Unrealized Depreciation	(17,558,027)

Net Unrealized Appreciation	$219,573,831

See Accompanying Notes to Financial Statements

Voya Small Company Fund	PORTFOLIO OF INVESTMENTS as of May 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.3%
		Consumer Discretionary: 12.0%
115,728		AMC Entertainment Holdings, Inc.	3,326,023	0.7
234,475	@	Belmond Ltd	2,229,857	0.4
43,780	@	Burlington Stores, Inc.	2,642,561	0.5
74,100		Cheesecake Factory	3,695,367	0.7
25,740		Childrens Place Retail Stores, Inc.	1,814,155	0.4
96,285	@	Dave & Buster's Entertainment, Inc.	3,758,004	0.7
44,322	@	Express, Inc.	644,442	0.1
34,750	@	Helen of Troy Ltd.	3,573,342	0.7
117,723	@	Imax Corp.	3,924,885	0.8
61,936		Jack in the Box, Inc.	5,276,947	1.1
119,530		La-Z-Boy, Inc.	3,165,154	0.6
53,850		Marriott Vacations Worldwide Corp.	3,263,310	0.7
25,825	@	Meritage Homes Corp.	942,354	0.2
68,344		Monro Muffler Brake, Inc.	4,302,255	0.9
36,755		Papa John's International, Inc.	2,328,062	0.5
32,495		Pool Corp.	2,975,567	0.6
168,081	@	Red Rock Resorts, Inc.	3,427,172	0.7
92,340	@	Sally Beauty Holdings, Inc.	2,652,005	0.5
26,815		Vail Resorts, Inc.	3,519,469	0.7
231,440		Wendy's Company	2,379,203	0.5
			59,840,134	12.0

		Consumer Staples: 2.9%
313,375	@,L	Amplify Snack Brands, Inc.	4,089,544	0.8
31,405		Casey's General Stores, Inc.	3,775,195	0.8
88,475		Flowers Foods, Inc.	1,658,906	0.3
73,100		Pinnacle Foods, Inc.	3,079,703	0.6
83,660	L	Vector Group Ltd.	1,796,180	0.4
			14,399,528	2.9

		Energy: 3.3%
125,425	@	Carrizo Oil & Gas, Inc.	4,828,862	1.0
272,900	@	Cloud Peak Energy, Inc.	534,884	0.1
35,400	@	Dril-Quip, Inc.	2,160,462	0.4
102,387	@	Forum Energy Technologies, Inc.	1,718,054	0.4
99,675	@,L	Laredo Petroleum, Inc.	1,207,064	0.2
163,700		QEP Resources, Inc.	3,049,731	0.6
204,680	@	Unit Corp.	2,859,380	0.6
			16,358,437	3.3

		Financials: 26.5%
240,200		Colony Capital, Inc.	4,400,464	0.9
113,137		CyrusOne, Inc.	5,578,785	1.1
59,331		DCT Industrial Trust, Inc.	2,558,946	0.5
119,915		Easterly Government Properties, Inc.	2,244,809	0.5
69,691		Evercore Partners, Inc.	3,623,932	0.7
92,428		First American Financial Corp.	3,534,447	0.7

Shares			Value	Percentage of Net Assets
		Financials: (continued)
132,570		Great Western Bancorp, Inc.	4,510,031	0.9
22,700		Highwoods Properties, Inc.	1,104,582	0.2
113,960		Horace Mann Educators Corp.	3,881,478	0.8
370,575		Investors Bancorp, Inc.	4,435,783	0.9
187,700		Kennedy-Wilson Holdings, Inc.	4,001,764	0.8
62,935		LaSalle Hotel Properties	1,454,428	0.3
19,231		MarketAxess Holdings, Inc.	2,691,186	0.5
119,800		MB Financial, Inc.	4,330,770	0.9
311,430		OM Asset Management Plc	4,727,507	1.0
93,795		Pinnacle Financial Partners, Inc.	4,612,838	0.9
80,754	L	Primerica, Inc.	4,531,107	0.9
89,200		PrivateBancorp, Inc.	3,956,020	0.8
98,258		QTS Realty Trust, Inc.	5,076,991	1.0
355,855		Radian Group, Inc.	4,416,161	0.9
183,516		Redwood Trust, Inc.	2,615,103	0.5
111,247		Selective Insurance Group	4,132,826	0.8
21,357	@	Signature Bank	2,883,195	0.6
103,590		Simmons First National Corp.	4,918,453	1.0
33,020		Sovran Self Storage, Inc.	3,575,075	0.7
156,660		STAG Industrial, Inc.	3,344,691	0.7
249,680		Sterling Bancorp/DE	4,109,733	0.8
83,965	@	Stifel Financial Corp.	3,172,198	0.6
164,263		STORE Capital Corp.	4,193,634	0.8
64,320		Sun Communities, Inc.	4,491,466	0.9
32,182	@	SVB Financial Group	3,546,456	0.7
228,195		Talmer Bancorp, Inc.	4,550,208	0.9
93,250		Urban Edge Properties	2,503,763	0.5
135,725		Webster Financial Corp.	5,314,991	1.1
96,525		WSFS Financial Corp.	3,423,742	0.7
			132,447,563	26.5

		Health Care: 10.2%
78,275	@,L	Acadia Pharmaceuticals, Inc.	2,773,283	0.6
85,868	@	AMN Healthcare Services, Inc.	3,206,311	0.6
16,725	@,L	Anacor Pharmaceuticals, Inc.	1,660,792	0.3
45,525	@,L	Cempra, Inc.	855,415	0.2
30,076	@	Charles River Laboratories International, Inc.	2,584,431	0.5
75,485	@,L	Depomed, Inc.	1,542,159	0.3
144,045	@	Envision Healthcare Holdings, Inc.	3,573,756	0.7
49,475	@,L	Esperion Therapeutics, Inc.	847,012	0.2
117,775	@	Greatbatch, Inc.	3,716,979	0.7
79,490	@,L	Halozyme Therapeutics, Inc.	799,669	0.2
89,375		Healthsouth Corp.	3,603,600	0.7
76,600		Hill-Rom Holdings, Inc.	3,763,358	0.8
6,700	@,L	Ligand Pharmaceuticals, Inc.	801,253	0.2
76,725	@	Masimo Corp.	3,816,302	0.8
29,300	@	Neurocrine Biosciences, Inc.	1,454,745	0.3

See Accompanying Notes to Financial Statements

Voya Small Company Fund	PORTFOLIO OF INVESTMENTS as of May 31, 2016 (continued)

Shares			Value	Percentage of Net Assets
		Health Care: (continued)
54,900	@	NuVasive, Inc.	2,984,913	0.6
45,784		Owens & Minor, Inc.	1,707,285	0.3
26,800	@,L	Pacira Pharmaceuticals, Inc./DE	1,246,468	0.2
30,775	@,L	Relypsa, Inc.	587,803	0.1
28,159		STERIS PLC	1,955,079	0.4
123,777	@	Surgery Partners, Inc.	1,702,553	0.3
71,525	@,L	Team Health Holdings, Inc.	3,431,054	0.7
24,825	@	WellCare Health Plans, Inc.	2,517,752	0.5
			51,131,972	10.2

		Industrials: 15.3%
109,900		ABM Industries, Inc.	3,755,283	0.7
155,000		Actuant Corp.	4,229,950	0.8
95,061	@	Atlas Air Worldwide Holdings, Inc.	4,167,474	0.8
117,629		Barnes Group, Inc.	3,927,632	0.8
89,850	@	Beacon Roofing Supply, Inc.	3,877,027	0.8
90,000		Clarcor, Inc.	5,337,000	1.1
43,600		Curtiss-Wright Corp.	3,628,392	0.7
88,299		Healthcare Services Group, Inc.	3,443,661	0.7
142,375	L	Heartland Express, Inc.	2,631,090	0.5
53,300	@	HUB Group, Inc.	2,133,066	0.4
69,325		KAR Auction Services, Inc.	2,845,098	0.6
122,187	@	On Assignment, Inc.	4,602,784	0.9
49,025		Orbital ATK, Inc.	4,266,646	0.9
57,300		Regal-Beloit Corp.	3,273,549	0.7
70,328	@	SPX FLOW, Inc.	2,107,730	0.4
38,650	@	Teledyne Technologies, Inc.	3,792,725	0.8
117,445		Tetra Tech, Inc.	3,593,817	0.7
43,556		Toro Co.	3,889,986	0.8
30,625		Universal Forest Products, Inc.	2,570,663	0.5
80,050		Watts Water Technologies, Inc.	4,606,878	0.9
68,725		Woodward, Inc.	3,913,202	0.8
			76,593,653	15.3

		Information Technology: 18.1%
45,185	@	Advanced Energy Industries, Inc.	1,724,711	0.3
143,818	@	Blackhawk Network Holdings, Inc.	4,950,216	1.0
121,335	@	Bottomline Technologies de, Inc.	3,040,655	0.6
35,520	@	CACI International, Inc.	3,579,350	0.7
93,682	@	Cardtronics, Inc.	3,680,766	0.7
105,375	@	Commvault Systems, Inc.	4,771,380	0.9
83,885	@	Cornerstone OnDemand, Inc.	3,356,239	0.7
373,066	L	Cypress Semiconductor Corp.	3,965,692	0.8
75,675	@	Electronics for Imaging, Inc.	3,316,835	0.7
41,000	@	Euronet Worldwide, Inc.	3,272,210	0.7
26,925		Fair Isaac Corp.	3,000,253	0.6
236,850	@,L	Fitbit, Inc.	3,358,533	0.7
61,725		Flir Systems, Inc.	1,922,734	0.4
39,800		j2 Global, Inc.	2,665,406	0.5
38,975		Littelfuse, Inc.	4,463,807	0.9

Shares			Value	Percentage of Net Assets
		Information Technology: (continued)
81,425	@,L	Match Group, Inc.	1,139,950	0.2
137,970	@	Microsemi Corp.	4,667,525	0.9
62,925		MKS Instruments, Inc.	2,578,666	0.5
181,335	@	Netscout Systems, Inc.	4,399,187	0.9
73,700		Plantronics, Inc.	3,281,124	0.7
91,667	@	Plexus Corp.	4,026,015	0.8
194,200	@	Polycom, Inc.	2,330,400	0.5
194,625	@	Q2 Holdings, Inc.	4,861,732	1.0
143,025	@	QLIK Technologies, Inc.	4,104,817	0.8
18,700	@	Ultimate Software Group, Inc.	3,823,776	0.8
109,110	@	Veeco Instruments, Inc.	1,941,067	0.4
24,080	@	WEX, Inc.	2,221,621	0.4
			90,444,667	18.1

		Materials: 5.4%
114,225		Carpenter Technology Corp.	3,659,769	0.7
231,575		Commercial Metals Co.	3,976,143	0.8
99,775		HB Fuller Co.	4,555,726	0.9
87,619		KapStone Paper and Packaging Corp.	1,336,190	0.3
71,375		Minerals Technologies, Inc.	4,111,200	0.8
241,725		Olin Corp.	5,562,092	1.1
100,275		Worthington Industries, Inc.	3,746,274	0.8
			26,947,394	5.4

		Utilities: 1.6%
50,850	L	Black Hills Corp.	3,078,459	0.6
22,600		Idacorp, Inc.	1,654,546	0.3
84,125		Portland General Electric Co.	3,464,267	0.7
			8,197,272	1.6

		Total Common Stock
		(Cost $430,011,113)	476,360,620	95.3

EXCHANGE-TRADED FUNDS: 1.8%
75,650		iShares Russell 2000 ETF	8,698,237	1.8

		Total Exchange-Traded Funds
		(Cost $8,766,980)	8,698,237	1.8

		Total Long-Term Investments
		(Cost $438,778,093)	485,058,857	97.1

See Accompanying Notes to Financial Statements

Voya Small Company Fund	PORTFOLIO OF INVESTMENTS as of May 31, 2016 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 8.5%
	Securities Lending Collateralcc: 5.4%
6,397,704	Cantor Fitzgerald, Repurchase Agreement dated 05/31/16, 0.34%, due 06/01/16 (Repurchase Amount $6,397,764, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $6,525,658, due 06/15/16-02/20/66)	6,397,704	1.3
6,397,704	Millenium Fixed Income Ltd., Repurchase Agreement dated 05/31/16, 0.34%, due 06/01/16 (Repurchase Amount $6,397,764, collateralized by various U.S. Government Securities, 1.375%-3.625%, Market Value plus accrued interest $6,525,658, due 03/31/20-02/15/44)	6,397,704	1.3
6,397,704	Nomura Securities, Repurchase Agreement dated 05/31/16, 0.31%, due 06/01/16 (Repurchase Amount $6,397,758, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $6,525,658, due 09/28/16-03/20/66)	6,397,704	1.3
5,413,151	Royal Bank of Canada, Repurchase Agreement dated 05/31/16, 0.29%, due 06/01/16 (Repurchase Amount $5,413,194, collateralized by various U.S. Government Agency Obligations, 1.750%-6.000%, Market Value plus accrued interest $5,521,414, due 06/01/18-06/01/46)	5,413,151	1.1

Principal Amount†		Value	Percentage of Net Assets
	Securities Lending Collateralcc: (continued)
2,330,771	State of Wisconsin Investment Board, Repurchase Agreement dated 05/31/16, 0.37%, due 06/01/16 (Repurchase Amount $2,330,795, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $2,381,016, due 04/15/18-01/15/29)	2,330,771	0.4
		26,937,034	5.4

Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.1%
15,754,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.410%††
	(Cost $15,754,000)	15,754,000	3.1

	Total Short-Term Investments
	(Cost $42,691,034)	42,691,034	8.5

	Total Investments in Securities (Cost $481,469,127)	$527,749,891	105.6
	Liabilities in Excess of Other Assets	(27,892,839)	(5.6)
	Net Assets	$499,857,052	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of May 31, 2016.
@	Non-income producing security.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at May 31, 2016.

Cost for federal income tax purposes is $481,792,905.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$72,067,406
Gross Unrealized Depreciation	(26,110,420)

Net Unrealized Appreciation	$45,956,986

See Accompanying Notes to Financial Statements

Voya Mid Cap Research Enhanced Index Fund	PORTFOLIO OF INVESTMENTS as of May 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.6%
		Consumer Discretionary: 12.0%
36,349		Abercrombie & Fitch Co.	722,982	0.5
6,041	@	AMC Networks, Inc.	386,262	0.2
16,779		American Eagle Outfitters	262,424	0.2
24,841		Big Lots, Inc.	1,299,184	0.8
22,120		Brunswick Corp.	1,058,884	0.7
5,696		Carter's, Inc.	572,676	0.4
21,078		Cheesecake Factory	1,051,160	0.7
4,466		Cinemark Holdings, Inc.	161,580	0.1
4,360		Cracker Barrel Old Country Store	660,453	0.4
12,008		Dana Holding Corp.	144,336	0.1
9,209		Domino's Pizza, Inc.	1,113,184	0.7
14,775		Foot Locker, Inc.	826,218	0.5
14,359		GameStop Corp.	417,847	0.3
66,644		Gentex Corp.	1,104,957	0.7
7,875		Hasbro, Inc.	687,409	0.4
3,171		International Speedway Corp.	104,897	0.1
15,660		Jack in the Box, Inc.	1,334,232	0.8
35,407	@	JC Penney Co., Inc.	275,820	0.2
8,259		Lear Corp.	980,839	0.6
24,919	@	LKQ Corp.	824,071	0.5
35,157		New York Times Co.	425,048	0.3
782	@	NVR, Inc.	1,355,206	0.9
13,550		Pool Corp.	1,240,773	0.8
4,504	@	Skechers USA, Inc.	140,390	0.1
6,973		Thor Industries, Inc.	453,245	0.3
14,769	@	Toll Brothers, Inc.	430,516	0.3
1,778	@	Ulta Salon Cosmetics & Fragrance, Inc.	414,292	0.3
15,524		Wendy's Company	159,587	0.1
			18,608,472	12.0

		Consumer Staples: 4.5%
8,002		Casey's General Stores, Inc.	961,920	0.6
7,356		Church & Dwight Co., Inc.	724,419	0.5
48,608		Dean Foods Co.	888,554	0.6
61,888		Flowers Foods, Inc.	1,160,400	0.7
11,244		Ingredion, Inc.	1,320,158	0.9
19,797		Pinnacle Foods, Inc.	834,048	0.5
11,516	@	TreeHouse Foods, Inc.	1,090,565	0.7
			6,980,064	4.5

		Energy: 3.3%
17,955	@	Dril-Quip, Inc.	1,095,794	0.7
4,119		EQT Corp.	301,717	0.2
73,719		Nabors Industries Ltd.	692,959	0.4
56,734		Noble Corp. PLC	473,161	0.3
14,937		Patterson-UTI Energy, Inc.	277,977	0.2
65,828		QEP Resources, Inc.	1,226,376	0.8
50,384		Rowan Companies PLC	853,001	0.6
7,064		Western Refining, Inc.	150,039	0.1
			5,071,024	3.3

Shares			Value	Percentage of Net Assets
		Financials: 25.8%
3,910	@	Affiliated Managers Group, Inc.	678,463	0.4
282	@	Alleghany Corp.	153,642	0.1
15,746		Arthur J. Gallagher & Co.	761,004	0.5
20,002		Aspen Insurance Holdings Ltd.	957,096	0.6
23,147		Bancorpsouth, Inc.	552,982	0.4
10,226		Camden Property Trust	871,357	0.6
15,052		Care Capital Properties, Inc.	391,202	0.3
14,228	@	Communications Sales & Leasing, Inc.	355,415	0.2
23,944		Corporate Office Properties Trust SBI MD	647,206	0.4
30,119		DCT Industrial Trust, Inc.	1,299,032	0.8
10,226		Duke Realty Corp.	242,049	0.2
18,141		East-West Bancorp., Inc.	700,243	0.5
16,217		Endurance Specialty Holdings Ltd.	1,101,459	0.7
8,422		Everest Re Group Ltd.	1,508,464	1.0
30,252		First American Financial Corp.	1,156,837	0.7
27,798		First Industrial Realty Trust, Inc.	688,279	0.4
9,593		Hanover Insurance Group, Inc.	831,521	0.5
17,954		Hartford Financial Services Group, Inc.	810,982	0.5
17,252		Highwoods Properties, Inc.	839,482	0.5
26,187		Hospitality Properties Trust	670,387	0.4
12,437		Jones Lang LaSalle, Inc.	1,465,825	0.9
64,562		Keycorp	827,685	0.5
48,200		LaSalle Hotel Properties	1,113,902	0.7
22,033		Lazard Ltd.	775,121	0.5
31,963		Liberty Property Trust	1,192,859	0.8
2,624		MarketAxess Holdings, Inc.	367,203	0.2
15,747		Mid-America Apartment Communities, Inc.	1,621,784	1.0
18,749		New York Community Bancorp., Inc.	295,109	0.2
16,031		Old Republic International Corp.	307,154	0.2
8,740		Omega Healthcare Investors, Inc.	278,981	0.2
37,203		PacWest Bancorp	1,550,621	1.0
17,145		Primerica, Inc.	962,006	0.6
28,091		PrivateBancorp, Inc.	1,245,836	0.8
10,891		Prosperity Bancshares, Inc.	586,480	0.4
9,454		Raymond James Financial, Inc.	530,086	0.3
935		Regency Centers Corp.	71,621	0.0
6,415		RenaissanceRe Holdings Ltd.	740,997	0.5
20,080		SEI Investments Co.	1,032,915	0.7
11,786	@	Signature Bank	1,591,110	1.0
10,524		Sovran Self Storage, Inc.	1,139,434	0.7
18,990	@	Stifel Financial Corp.	717,442	0.5

See Accompanying Notes to Financial Statements

Voya Mid Cap Research Enhanced Index Fund	PORTFOLIO OF INVESTMENTS as of May 31, 2016 (continued)

Shares			Value	Percentage of Net Assets
		Financials: (continued)
12,312	@	SVB Financial Group	1,356,782	0.9
19,374		Taubman Centers, Inc.	1,328,475	0.9
14,346		Umpqua Holdings Corp.	229,393	0.2
25,877		Urban Edge Properties	694,797	0.5
25,302		Waddell & Reed Financial, Inc.	540,704	0.4
15,537		Washington Federal, Inc.	388,270	0.3
14,494		Webster Financial Corp.	567,585	0.4
32,715		Weingarten Realty Investors	1,231,065	0.8
			39,968,344	25.8

		Health Care: 8.5%
7,915	@	Abiomed, Inc.	786,039	0.5
6,973	@	Align Technology, Inc.	549,682	0.3
10,927	@	Centene Corp.	681,298	0.4
12,335	@	Charles River Laboratories International, Inc.	1,059,947	0.7
1,474		Cooper Cos., Inc.	239,982	0.2
7,281	@	Edwards Lifesciences Corp.	717,178	0.5
11,536		Hill-Rom Holdings, Inc.	566,764	0.4
17,941	@	Hologic, Inc.	617,350	0.4
1,783	@	Idexx Laboratories, Inc.	156,137	0.1
708	@	Intuitive Surgical, Inc.	449,375	0.3
10,261	@	Mednax, Inc.	702,365	0.4
1,479	@	Mettler Toledo International, Inc.	555,098	0.4
5,212	@	Molina Healthcare, Inc.	252,417	0.2
32,064		Owens & Minor, Inc.	1,195,667	0.8
7,791	@	Quintiles Transnational Holdings, Inc.	528,931	0.3
12,634		Resmed, Inc.	746,164	0.5
15,855		STERIS PLC	1,100,813	0.7
5,228	@	United Therapeutics Corp.	622,498	0.4
2,638	@	VCA, Inc.	171,285	0.1
14,432	@	WellCare Health Plans, Inc.	1,463,693	0.9
			13,162,683	8.5

		Industrials: 15.9%
1,866		Acuity Brands, Inc.	483,369	0.3
1,942		AO Smith Corp.	159,827	0.1
7,506		Carlisle Cos., Inc.	779,273	0.5
13,507		Clarcor, Inc.	800,965	0.5
3,031	@	CoStar Group, Inc.	626,174	0.4
14,028		Curtiss-Wright Corp.	1,167,410	0.7
1,285		Deluxe Corp.	83,692	0.1
5,236		Equifax, Inc.	658,322	0.4
28,886		Fortune Brands Home & Security, Inc.	1,694,742	1.1
1,154	@	Genesee & Wyoming, Inc.	69,321	0.0
10,086		Herman Miller, Inc.	319,323	0.2
7,693		Huntington Ingalls Industries, Inc.	1,180,183	0.8
16,392		IDEX Corp.	1,366,109	0.9
56,866	@	JetBlue Airways Corp.	1,019,607	0.7
14,503		Kennametal, Inc.	355,033	0.2
4,603	@	Kirby Corp.	322,578	0.2
7,333	@	KLX, Inc.	241,182	0.2
2,544		Lennox International, Inc.	349,418	0.2

Shares			Value	Percentage of Net Assets
		Industrials: (continued)
19,998		Lincoln Electric Holdings, Inc.	1,203,480	0.8
16,754		Manpower, Inc.	1,336,131	0.9
24,287		Masco Corp.	792,728	0.5
3,922		MSC Industrial Direct Co.	293,954	0.2
14,453		Nielsen NV	771,646	0.5
2,158	@	Old Dominion Freight Line	138,867	0.1
17,871		Orbital ATK, Inc.	1,555,313	1.0
14,390		Regal-Beloit Corp.	822,101	0.5
14,820		Southwest Airlines Co.	629,554	0.4
15,231	@	SPX FLOW, Inc.	456,473	0.3
9,368	@	Teledyne Technologies, Inc.	919,282	0.6
22,266		Timken Co.	740,345	0.5
16,100		Toro Co.	1,437,891	0.9
30,119		Trinity Industries, Inc.	543,949	0.3
21,874		Waste Connections, Inc.	1,432,091	0.9
			24,750,333	15.9

		Information Technology: 16.6%
8,698	@	Ansys, Inc.	774,992	0.5
56,987	@	ARRIS International PLC	1,373,387	0.9
19,520	@	Arrow Electronics, Inc.	1,261,382	0.8
15,193		Avnet, Inc.	623,369	0.4
12,782		Broadridge Financial Solutions, Inc. ADR	820,477	0.5
6,253	@	Cadence Design Systems, Inc.	154,574	0.1
1,725		CDK Global, Inc.	95,393	0.1
20,690	@	Ciena Corp.	361,247	0.2
11,123		Convergys Corp.	313,557	0.2
4,378	@	CoreLogic, Inc.	163,168	0.1
1,688		Fair Isaac Corp.	188,094	0.1
10,188	@	Fortinet, Inc.	348,531	0.2
4,745	@	Gartner, Inc.	482,187	0.3
35,193		Ingram Micro, Inc.	1,218,734	0.8
63,805	@	Integrated Device Technology, Inc.	1,489,847	1.0
64,640		Intersil Corp.	873,933	0.6
17,149		j2 Global, Inc.	1,148,469	0.7
2,763		Jack Henry & Associates, Inc.	233,280	0.2
9,979		Lam Research Corp.	826,361	0.5
19,269	@	Manhattan Associates, Inc.	1,270,405	0.8
12,156		Maxim Integrated Products	461,442	0.3
25,266	@	Microsemi Corp.	854,749	0.6
33,251		National Instruments Corp.	949,981	0.6
12,220	@	Netscout Systems, Inc.	296,457	0.2
27,020	@	NeuStar, Inc.	636,321	0.4
13,843		Plantronics, Inc.	616,290	0.4
42,021	@	Polycom, Inc.	504,252	0.3
4,582	@	PTC, Inc.	163,761	0.1
12,511	@	Red Hat, Inc.	969,102	0.6
8,934		SYNNEX Corp.	813,887	0.5
3,291	@	Synopsys, Inc.	170,046	0.1
11,470	@	Tech Data Corp.	866,788	0.6
54,592	@	Trimble Navigation Ltd.	1,396,463	0.9
6,218	@	Tyler Technologies, Inc.	953,157	0.6
6,785	@	Ultimate Software Group, Inc.	1,387,397	0.9

See Accompanying Notes to Financial Statements

Voya Mid Cap Research Enhanced Index Fund	PORTFOLIO OF INVESTMENTS as of May 31, 2016 (continued)

Shares			Value	Percentage of Net Assets
		Information Technology: (continued)
13,590	@	Vantiv, Inc.	730,734	0.5
			25,792,214	16.6

		Materials: 6.8%
6,570		Albemarle Corp.	515,745	0.3
1,367		Ashland, Inc.	154,963	0.1
6,143		Cabot Corp.	280,797	0.2
15,421		Carpenter Technology Corp.	494,089	0.3
65,194		Commercial Metals Co.	1,119,381	0.7
18,096	@	Crown Holdings, Inc.	944,068	0.6
6,082		Eastman Chemical Co.	446,175	0.3
12,798		Minerals Technologies, Inc.	737,165	0.5
29,916		Olin Corp.	688,367	0.5
24,791		Packaging Corp. of America	1,691,490	1.1
10,609		Reliance Steel & Aluminum Co.	788,779	0.5
10,446		RPM International, Inc.	524,285	0.3
52,731		Steel Dynamics, Inc.	1,301,928	0.9
1,789		Valspar Corp.	193,784	0.1
16,782		Worthington Industries, Inc.	626,976	0.4
			10,507,992	6.8

		Telecommunication Services: 0.2%
11,716		Telephone & Data Systems, Inc.	337,304	0.2

		Utilities: 5.0%
5,942		Alliant Energy Corp.	220,151	0.1
7,001		Atmos Energy Corp.	510,373	0.3
20,217		Black Hills Corp.	1,223,937	0.8
18,912		Great Plains Energy, Inc.	551,852	0.4
11,231		Idacorp, Inc.	822,222	0.5
5,823		National Fuel Gas Co.	320,265	0.2
12,861		OGE Energy Corp.	388,274	0.3
13,415		ONE Gas, Inc.	786,790	0.5
9,373		PNM Resources, Inc.	307,809	0.2
11,881		Questar Corp.	299,520	0.2
57,764	@	Talen Energy Corp.	664,286	0.4
36,983		UGI Corp.	1,587,310	1.0
2,144		WGL Holdings, Inc.	139,853	0.1
			7,822,642	5.0

		Total Common Stock
		(Cost $149,583,848)	153,001,072	98.6

EXCHANGE-TRADED FUNDS: 0.9%
9,000		iShares S&P MidCap 400 Index Fund	1,342,980	0.9

		Total Exchange-Traded Funds
		(Cost $1,340,896)	1,342,980	0.9

		Total Long-Term Investments
		(Cost $150,924,744)	154,344,052	99.5

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.1%
	Securities Lending Collateralcc: 1.4%
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 05/31/16, 0.34%, due 06/01/16 (Repurchase Amount $1,000,009, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $1,020,000, due 06/15/16-02/20/66)	1,000,000	0.6
1,000,000	Millenium Fixed Income Ltd., Repurchase Agreement dated 05/31/16, 0.34%, due 06/01/16 (Repurchase Amount $1,000,009, collateralized by various U.S. Government Securities, 1.375%-3.625%, Market Value plus accrued interest $1,020,000, due 03/31/20-02/15/44)	1,000,000	0.7
116,664	Nomura Securities, Repurchase Agreement dated 05/31/16, 0.31%, due 06/01/16 (Repurchase Amount $116,665, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $118,997, due 09/28/16-03/20/66)	116,664	0.1
		2,116,664	1.4

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.7%
2,682,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.410%††
	(Cost $2,682,000)	2,682,000	1.7

	Total Short-Term Investments
	(Cost $4,798,664)	4,798,664	3.1

	Total Investments in Securities (Cost $155,723,408)	$159,142,716	102.6
	Liabilities in Excess of Other Assets	(3,969,657)	(2.6)
	Net Assets	$155,173,059	100.0

See Accompanying Notes to Financial Statements

Voya Mid Cap Research Enhanced Index Fund	PORTFOLIO OF INVESTMENTS as of May 31, 2016 (continued)

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of May 31, 2016.
@	Non-income producing security.
ADR	American Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.

Cost for federal income tax purposes is $155,884,510.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$4,650,620
Gross Unrealized Depreciation	(1,392,414)

Net Unrealized Appreciation	$3,258,206

See Accompanying Notes to Financial Statements

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

N/A.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(3)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Series Fund, Inc.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: August 5, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: August 5, 2016

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: August 5, 2016